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                        MFS(R)/SUN LIFE SERIES TRUST

                        SEMIANNUAL REPORT - JUNE 30, 2002





BOND SERIES
EMERGING MARKETS EQUITY SERIES
GLOBAL ASSET ALLOCATION SERIES
GLOBAL GOVERNMENTS SERIES
GLOBAL TOTAL RETURN SERIES
GOVERNMENT SECURITIES SERIES
HIGH YIELD SERIES
INTERNATIONAL INVESTORS TRUST SERIES
MONEY MARKET SERIES
STRATEGIC INCOME SERIES
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TABLE OF CONTENTS

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
Letter from the President                                                   1

Management Review and Outlook                                               2

Performance Summary                                                        10

Portfolio of Investments                                                   12

Financial Statements                                                       38

Notes to Financial Statements                                              54

Board of Managers and Officers                                     Back Cover

NOT FDIC INSURED                  MAY LOSE VALUE             NO BANK GUARANTEE

NOT A DEPOSIT                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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LETTER FROM THE PRESIDENT

DEAR CONTRACT OWNERS,

Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

-    How can the recession be over if the markets have been doing so poorly?

- If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY

We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?

Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over -20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU

The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again."
What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and in Sun Life and we welcome any questions or comments you may have.


Respectfully,

/s/ C. James Prieur
-------------------
C. James Prieur
President of the MFS(R)/SunLife Series Trust

July 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.


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LETTER FROM THE PRESIDENT -- continued

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

BOND SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 1.86%, and Service Class shares 1.75%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 3.26% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Over the same period, the average corporate-debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 1.64%.

Bond returns have been quite variable over the period. In the first quarter of 2002, returns moderated in the face of stronger economic growth and a more "neutral" stance by the Federal Reserve Board (the Fed). According to the U.S. Commerce Department, the economy grew at a 5% annual rate in the first quarter, fueled in large part by strength in the consumer and housing sectors and some signs of a rebound in the industrial sector, although that rate of growth was viewed as unsustainable. About half of it came from production to replace depleted inventories, not from sales to customers. The Fed stopped paring rates, and, in March, indicated that although it may wait until the fragile economy further stabilizes, its next move likely will be an interest rate hike.

However, there were several other developments the markets were forced to contend with in the first half of 2002, including the investigation and collapse of Enron and WorldCom, concerns over corporate accounting practices, and poor corporate profitability. While these events shook the markets' confidence and weighed on both stock and corporate bond performance, the bond market as a whole generally posted positive returns over the period, while most equity indices were solidly in negative territory.

Our holdings in the investment-grade corporate bond area were generally positive for the series' performance. Positions in the automotive sector -- particularly GM -- performed well, boosted by continued strong consumer spending on new cars. Rising energy prices in early 2002 helped boost our holdings in integrated oil companies such as Amerada Hess, Occidental Petroleum, and Devon Energy. Two health care holdings -- Tenet Healthcare and HCA -- performed well, thanks largely to their strong operating results and the fact that their credit ratings were upgraded during the period. Electric and natural gas utility Niagara Mohawk, one of our largest positions, posted strong gains when it was purchased by National Grid, a large U.K.-based utility holding company.

Despite the collapse of Enron and the ripple effect that development had on the utility sector, our focus on companies that emphasize electric generation and transmission as opposed to energy trading -- such as DTE, Progress Energy, and Dominion Resources -- worked in the series' favor.

On the negative side, our telecommunications holdings weren't immune to the problems that plagued that industry -- including slowing demand, rising levels of debt, and questions about accounting procedures that culminated in WorldCom's collapse. We feel our careful security selection and diversification across the industry helped us avoid some of the volatility in the sector; however, it has been difficult to remain unscathed. The entertainment sector was also under pressure during the period. Companies such as AOL Time Warner and Comcast experienced merger-related problems and were also forced to deal with a significant decline in advertising spending.

Our holdings in mortgage-backed securities performed reasonably well over the period. Their relatively high credit quality and attractive yields compared to U.S. Treasury securities made them particularly appealing, given low interest rates and investors' growing aversion to risk. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

In addition to the plain-vanilla, pass-through mortgage securities issued by Fannie Mae and Ginnie Mae, we also benefited from our stake in commercial mortgage-backed securities (CMBS). These pools of mortgages on commercial properties also performed well over the period.

We kept our holdings in Treasury securities relatively small throughout the period, based on our view that other higher-yielding sectors of the bond market offered better total return potential. Furthermore, we were reluctant to build up our stake in Treasuries, given our view that they are headed for some difficult times. If the Fed does raise interest rates, U.S. Treasuries -- which are most sensitive to interest rate policy -- could underperform.

In addition, the government has moved from a period of budget surpluses to a period of deficit spending, as the weak economy has lowered tax revenues and the war on terrorism has expanded the federal budget. The government has already found it necessary to increase its issuance of Treasury securities, and we believe the increased supply of Treasuries could eventually push their prices down and interest rates up.

In our view, the bond market continues to offer opportunities. Given what we view as the growing likelihood of an economic rebound, we believe that investment-grade corporate bonds may offer the best potential for fixed-income performance. However, we feel that the recovery is likely to remain choppy, with economic improvement unevenly shared by various industries. Although it is always an important determinant of performance, we think careful security selection may be even more important in

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MANAGEMENT REVIEW AND OUTLOOK -- continued

this volatile and uncertain environment. We also believe that improved corporate profitability will help drive increased demand for investment-grade corporate bonds as investors seek out higher-yielding alternatives to Treasuries. For now, we plan to maintain caution on the Treasury market because of our concerns over increased issuance and a weak U.S. dollar.

NOTE TO CONTRACT OWNERS: EFFECTIVE NOVEMBER 26, 2001, GEOFFREY L. KURINSKY WAS NO LONGER A MANAGER OF THE SERIES, AND WILLIAM J. ADAMS, WHO HAD BEEN ON THE MANAGEMENT TEAM SINCE AUGUST 1, 2000, BECAME SOLE MANAGER OF THE PORTFOLIO.

EMERGING MARKETS EQUITY SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 8.88%, and Service Class shares 8.66%. These returns include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges and compare to returns over the same period of 0.74% and 4.20%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index and the Lipper Emerging Markets Fund Index (the Lipper Index). The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper Index is an unmanaged, net asset value-weighted index of the largest qualifying funds within their respective classification, adjusted for the reinvestment of capital gains distributions and income dividends.

The past year was one of the strongest periods for emerging markets that we've had in a long time. All of the emerging markets took a hit after the September 11 terrorist attacks but came roaring back in the last quarter of last year, especially the Asian markets. Emerging markets supply a number of materials to the developed world, so in general, when an economic recovery starts in the developed world, it hits the emerging markets first. There were a number of additional factors that helped emerging market performance. Valuations in the emerging markets were a lot lower than in the developed markets since they hadn't been as overextended in the bull market. Emerging market currencies also were less expensive than they have been at various crisis points in the past. With cheaper currencies, we believe emerging market companies are likely to outperform because they have a cost advantage when exporting to countries with more expensive currencies.

Through our Original Research(SM) process, we focus on bottom-up stockpicking rather than country selection by researching hundreds of emerging market companies to determine which ones make good investments. Given the environment, the portfolio was heavily oriented toward basic materials. Mining companies in South Africa performed well as did Russian oil companies. In Latin America, we found the best values in Mexico. For example, Cemex is a Mexican cement company that is the leader in Mexico and is now benefiting from the recovery in the U.S.

With more solid banking systems, many emerging market countries such as Brazil, Mexico and South Korea have begun to lend to consumers again in the form of credit cards and mortgages. This has been fueling these economies, particularly that of South Korea. We've been monitoring the economic recovery in South Korea and have added positions in this country, both on the financial services side and on the consumer side. We also took advantage of opportunities in the Mexican banking industry. Throughout the period, the series benefited overall from favorable security selection in this sector. The series has also benefited from the strong economic recovery in China where we have favored electrical companies. For example, the Chinese electrical company Huangeng Power has added high dividend yields to the portfolio. In addition, early in the period, we reduced our exposure to the energy sector when our analysts recognized that global demand for energy products could weaken due to a number of external variables. This decision paid off when oil and natural gas prices declined.

In light of what we see as an improving economic environment, we have found some attractive values and growth opportunities in the technology and telecommunications segment of the market, particularly in Asia. Electronics manufacturers in South Korea and Taiwan have benefited from an upturn in semiconductor demand. Over the period, we increased our exposure to Samsung Electronics and saw value in Telekomunikasi, an Indonesian telecommunications services company that started to recover after the September 11 terrorist attacks. Mexico's Telmex, a telecommunications company, also looked undervalued to us and well positioned for a cyclical rebound.

Overall performance throughout the period was positive, but one thing that held us back a little was that we didn't have quite as large a holding in Asia as we should have had. In retrospect, we underestimated just how strong the upturn was going to be, both for the semiconductor industry and for the Asian technology industry overall. We made a conscious effort by the end of the period to increase the Asian weighting to better reflect its potential amid expectations of a recovery. In addition, we have been disappointed by Petroleo Brasileiro's performance. Although we continue to be optimistic about the holding, the company still is not executing to its potential, due to continued operational problems.

Our outlook continues to be cautiously optimistic for the investment environment and the series in general. We believe the Federal Reserve Board's (the Fed's) series of interest rate cuts are beginning to impact growth in the United States and that this will benefit emerging markets. Commodity, precious metal and oil prices remained strong which we also believe will help emerging markets. In addition, we think that the progress that many of the emerging market countries have made in improving their banking systems will only continue. Given this outlook, we have purchased the stocks of blue chip companies and have avoided speculative stocks. We continued to look for companies that we believe have strong balance sheets and are globally competitive. These blue chip companies may not always be the most well known to the consumer but they are companies that we believe are solid and offer good value with reasonable dividends.

GLOBAL ASSET ALLOCATION SERIES

For the six months ended June 30, 2002 Initial Class shares of the series provided a total return of -3.61%, and Service Class shares -3.71%. These returns, which include the reinvestment of any dividends or capital gains distributions but do not reflect any applicable contract or surrender charges, compare to the following returns over the same period for the series' multiple benchmarks: -13.16% for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market; -2.77% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged index of international stocks; 3.79% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, and corporate bond issues and mortgage-backed securities; and 11.90% for the J. P. Morgan Non-Dollar Government Bond Index, an index of international bonds. During the same period, the average global flexible fund tracked by Lipper Inc., returned -7.0%.

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While negative returns are always difficult to accept, the series managed to outperform its equity benchmarks during a difficult period for stocks. Our strategy of maintaining a well-diversified portfolio of stocks, bonds, and money market securities limited the portfolio's downside. As global economic activity deteriorated due to significant reductions in corporate spending, higher unemployment, and continued political unrest in the Middle East, investors migrated to the relative safety of fixed-income investments. In this environment, our disciplined yet active investment strategy of maintaining a sizable portion of the series' assets in bonds and short-term money market securities resulted in significant outperformance versus the S&P 500.

While we benefited from being broadly diversified in a down market, we also benefited from some tactical asset allocation decisions. The portfolio was largely underweighted in equities, relative to our neutral weighting of 65%, and benefited in relative terms from the underperformance of the equity market. Outside of the United States, we increased the portfolio's stake in European stocks and decreased its exposure to stocks in the Japanese market. With the Japanese market performing better over the past several months, our relative underweight position in Japan detracted from the portfolio's performance. International market returns got a significant boost from the recent weakness of the U.S. dollar. The portfolio benefited from this currency movement through overweighted exposure to non-U.S.-dollar currencies.

Several securities in the U.S. equity market detracted from performance in the first quarter, including Tyco, WorldCom and Computer Associates. Following the collapse of Enron, and the subsequent SEC investigations into the accounting practices of several large companies, there has been a heightened scrutiny of the veracity of corporate financial statements. While not all of the skepticism is warranted, the psychological impact on the market has been considerable, which caused these stocks to significantly underperform.

Among the international equity markets, positive security selection in Europe more than offset some negative security selection from the Far East. During the period, we increased the series' holdings in defensive sectors such as consumer staples because we saw more reliable earnings growth in these areas. In these sectors, significant holdings such as Diageo provided a positive contribution to performance. In our view, Diageo has the top collection of leading brands within the spirits business, and we think it is well positioned to capture the bulk of volume growth returning to the industry. In addition, basic materials, which accounted for about 11% of the equity holdings of the portfolio, was a segment of the market that fits very well with our defensive, conservative investment philosophy. Specialty chemicals companies, such as Syngenta and Akzo Nobel, proved less economically sensitive to world events over the period and enjoyed high profit margins and growth. Within the portfolio's fixed income component, a difficult economy weighed down on many of its high yield securities although the portfolio's exposure to emerging market debt had a positive impact.

Although the equity markets were down significantly through the first half of the year, we believe the market began to approach fair value by the end of the period. That said, we have maintained the series' underweighted position in equities and overweighted position in fixed-income as we enter the third quarter. We will continue to be broadly diversified across equity and fixed-income markets as we await positive signs to move back into the equity markets in a more substantial way. Looking forward, we expect that a variety of factors will continue to influence the portfolio and global equity and fixed-income markets, including the slowing of several countries' economies, currency movements, monetary policy, and industry consolidation, to name a few. Guided by MFS' team of international analysts, we will continue to look for opportunities to add value through global security selection process using a bottom-up approach based on extensive fundamental research.

GLOBAL GOVERNMENTS SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 10.47%, and Service Class shares 10.38%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of 9.85% over the same period for the series' benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The Salomon index is an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

At the beginning of the period, short-term interest rates were the lowest they had been in 40 years, following a series of Federal Reserve Board (Fed) interest rate cuts designed to stimulate a recovery in the face of a recession and the tragic events of September 11. Although the global recovery has started to unfold, it has been much slower than expected. In the United States, the signals have been mixed. On the one hand, we've seen weak corporate profits, relatively high unemployment, a growing budget deficit, and a weaker dollar. On the other hand, retail sales have held up, housing sales have increased, and the manufacturing sector has been showing signs of strength.

Outside of the United States, economies have been rebounding, but growth has still been slow. Some central banks have begun to tighten monetary policy, and commodity-based economies have done well. Japan, however, the world's second-largest economy, has continued to wallow in recession for over a decade, although many export-driven Japanese companies have started to improve their performance.

The past six months have been a near-ideal environment for the portfolio, as it benefited from both a strong bond market and a weaker dollar. The series invests in developed-government securities, with a significant focus on the dollar-bloc countries (the United States, Australia, New Zealand, and Canada), Europe, and Japan. There are two components of the portfolio, bonds and currency, and these two components are managed separately.

On the currency side, we have been overweighted in the commodity-based currencies. These foreign currency positions in Australia and Canada appreciated over the past six months, benefiting the portfolio. A large portion of the Salomon Index is denominated in euros and yen. As the weak U.S. economy and plummeting stock market have led many investors to favor foreign investments, the dollar has declined and we've seen strong appreciation in the yen, euro, and other non-U.S. currencies.

Although our U.S. bond holdings have been slightly long in duration versus the Salomon Index, the portfolio's duration overall has been neutral to the index. (Duration is a measure of a bond's or a portfolio's sensitivity to changes in interest rates.) Over the period, our overweighted position in U.S. mortgage bonds positively impacted the portfolio. With the Fed apparently finished lowering rates, mortgage-backed securities performed well early in the period as fewer homeowners prepaid their mortgages in order to refinance at a lower rate. Toward the end of the period,

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however, it seemed to us that a weaker-than-expected economic recovery might keep rates down for some time and lead to more refinancing. (Prepayments are generally bad for mortgage bonds because they force investors to take their proceeds and reinvest them at lower prevailing interest rates.)

One reason we owned mortgages was their attractive yield spread versus Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.). Another factor in favor of mortgages is that they have been considered to be a high-quality asset in an uncertain environment. This led to strong demand from banks and other financial institutions over the period.

Looking ahead, we think the Fed is unlikely to raise interest rates while questions about the recovery continue and inflation around the globe remains well contained. We also feel that the market has priced in more Fed tightening than we think will occur.

As of the end of the period, we began to gradually reduce our exposure to U.S. Treasuries and to add to our European bond holdings, particularly in German bonds -- because the German economy has been weaker than most other European economies. Late in the period, we purchased Danish mortgages as they also offered attractive yield spreads over comparable European government bonds.

GLOBAL TOTAL RETURN SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 1.96% and Service Class shares 1.80%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to the following returns over the same period for the series' benchmarks: -13.16% for the S&P 500; -2.72% for the Lipper Global Flexible Fund Index; and -3.74% for a customized benchmark composed of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The J.P. Morgan Global Government Bond Index is an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with remaining maturities of at least one year. Over the same period, the average global flexible fund tracked by Lipper Inc., returned -3.45%.

We believe the severe volatility we experienced in the global equity markets over the period demonstrated the importance of diversification and sticking to an investment discipline. Our primary goal has been to find high-quality companies across a broad range of industries that were selling at what we believed were reasonable prices. In the first half of 2002, we've seen many companies issue warnings to expect slower earnings growth. We have focused on companies that we believed would meet their earnings estimates. In this environment, we believe the portfolio has benefited from our Original Research(SM) process, through which we analyze and research every security in which we invest.

At midyear, financial services represented our largest equity weighting. One area we particularly favored within this sector was property and casualty insurers, which have benefited from improved pricing as insurance rates have increased over the past year.

Health care has been a segment of the market that fits very well with our defensive, conservative investment philosophy. The demand for health care, including both pharmaceuticals and services, historically has been less sensitive to the global economy and to world events.

Consumer staples has been another sector that we've favored for similar reasons: demand for staple products such as food, beverages, and tobacco has tended to have low sensitivity to economic conditions.

One purpose of the portfolio's high-quality fixed-income holdings is to help cushion the blow of downturns in the global stock market. In light of extreme volatility in the global equity markets, the benefits of this strategy have been highlighted this year. The portfolio typically invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits. We have remained focused on dollar-bloc bonds, particularly U.S. Treasuries, although we have also been moving into more defensive fixed-income securities such as Government National Mortgage Association bonds (Ginnie Maes) and German government bonds.

We believe our research may continue to uncover opportunities in a market that will remain uncertain and challenging for some time. In the equity area, we intend to remain focused on conservative, large-cap companies, favoring defensive sectors such as health care and consumer staples that we think are less sensitive to economic cycles.

GOVERNMENT SECURITIES SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 3.94%, and Service Class shares 3.84%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of 4.15% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Index is an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. Over the same period, the average general U.S. government portfolio tracked by Lipper Inc. returned 3.64%.

A challenging economic environment, unexpected accounting scandals, and geopolitical tensions in the Middle East unsettled investors during the first half of 2002, triggering a flight to safety that benefited U.S. government securities. At the beginning of the year, most investors expected to see a strong pickup in the U.S. economy. While first quarter gross domestic product
(GDP) growth was a robust 5% economic growth was more modest during the months that followed. The recovery proved to be both volatile and spotty, lifting some industries but not others. Consumer and government spending remained strong, while business spending was weak.

The bond market also remained challenging. Early in the year, investors expected the Federal Reserve Board (the Fed) to raise short-term interest rates. Instead, interest rates stayed within a narrow range for much of the first half of the year, as uncertainty gripped both the economy and investment markets. In June, mounting worries about accounting fraud, corporate governance, and corporate earnings sent interest rates to year-to-date lows.

Throughout the period, corporate bonds suffered as the rating agencies began lowering credit ratings on a number of investment-grade issues, and as investors worried about companies defaulting on their interest payments to bond holders.

U.S. government securities proved to be the best performing sector of the bond market over the period. As investor interest in safe-haven government securities increased, bond prices rose, causing yields -- which move in the opposite direction of prices -- to fall. The yield curve (a display of the difference in yields between bonds with short and long maturities) steepened dramatically as short-term interest rates declined. Prices on bonds with maturities of two years or less appreciated more than those on longer-term bonds.

Mortgage-backed securities, which accounted for about 50% of the portfolio's assets at period-end, posted the strongest returns within the government bond sector. Mortgage bonds did well in part because they offered a slight yield advantage over Treasuries, a benefit that became increasingly attractive to investors as interest rates remained stable or appeared poised to move higher. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.) Mortgage bonds had a particularly strong run in the first quarter, as prepayment concerns eased. (Prepayments occur when interest rates are falling, prompting homeowners to pay off their mortgage loans before their due dates and refinance at lower rates. Investors dislike prepayments because they have to go out and buy new bonds at lower prevailing rates.)

Government agency securities -- bonds issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac), and the Federal Home Loan Bank, for example -- also did well. Like mortgage bonds, they attracted investors because they offered added yield over Treasuries at a time when interest rates were stable or expected to rise. They accounted for just over 20% of portfolio assets at the end of the period.

Our investments in longer-term Treasuries early in the year somewhat hampered performance as the yield curve steepened. We began favoring Treasury bonds with maturities of two to five years, which worked to our benefit later in the period. We also started increasing our Treasury stake, which represented just under 30% of assets at the end of June. We believe investors will continue to flock to Treasuries as long as the financial markets remain in turmoil and the economic outlook seems uncertain. The portfolio ended the period with a neutral duration, or sensitivity to changes in interest rates, reflecting our belief that interest rates may remain relatively stable for the near term.

Looking ahead, we expect the economy to continue to improve modestly. We believe stronger economic growth will eventually help push interest rates higher, as investors worry about the potential for inflation to rise. We also expect an increase in Treasury supply to put pressure on bond prices and help force yields higher at some point. The price tag of the war on terrorism and other security measures continues to climb, with estimates that the government deficit will exceed $200 billion this year.

We think the government bond sector may continue to do well over the second half of this year. Our outlook for inflation is that it will most likely be benign, causing little erosion to fixed-income investors' returns. For the first half of 2002, the federal government's Personal Consumption Expenditure Index (PCEI), which we view as the most accurate measure of inflation, has been running around 1% on an annualized basis. In our view, that means we're looking at rather attractive real rates of return (or after-inflation returns) on many fixed-income securities as long as the PCEI remains in that 1% area. We believe these attractive real rates of return along with economic uncertainty will continue to draw investors to U.S. government bonds.

If we start to see signs of stronger economic growth, we may modify our current strategy to better position the series for rising short-term interest rates and a flatter yield curve. In that case, our Treasury focus could move back toward longer-term issues. We also may increase our allocation to mortgage and agency bonds, because we believe their incremental income over Treasuries could be an advantage in a rising rate environment.

NOTE TO INVESTORS: EFFECTIVE MAY 2002, THE SERIES IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS INCLUDING STEVEN C. BRYANT, MICHAEL W. ROBERGE, AND JAMES T. SWANSON, EACH AN MFS SENIOR VICE PRESIDENT, AND JAMES J. CALMAS AND PETER C. VAREAM.

ALSO, EFFECTIVE ON MARCH 18, 2002, STEVEN NOTHERN NO LONGER MANAGED THE SERIES.

HIGH YIELD SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -1.37%, and Service Class shares -1.39%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -4.84% and -5.21%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Index (the Lipper Index). The Lehman Index is a market value-weighted index that tracks the total return performance of noninvestment-grade, fixed-rate, publicly placed, dollar-denominated, and nonconvertible debt registered with the U.S. Securities and Exchange Commission
(SEC). The Lipper Mutual Fund Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective fund classification, adjusted for the reinvestment of capital gain distributions and income dividends.

The high-yield bond market declined during the first half of 2002, despite signs that the economy was improving and the recession was over. In anticipation of better corporate earnings, we saw strong flows into high-yield bond funds late last year and early in 2002. For a time, demand exceeded supply, as new high-yield bond issues totaled only $41 billion during the six-month period. However, the high-yield market weakened over the period, pulled down by the slow pace of the economic recovery and disappointing corporate earnings.

The annualized default rate for high-yield bonds (the percentage of issuers that default on their payments to bond holders) hovered around 10% -- near historic highs -- during the period, according to Moody's, the credit rating agency. The magnitude of "fallen angels" (corporate bonds downgraded from investment grade to high yield) was unprecedented, totaling $78 billion during the first half of the year. Many of the fallen angels were in the telecommunications sector, most notably Qwest Communications International and WorldCom, which together represented over 6% of the high-yield market. Nontelecom issues fared better in anticipation of an improving economy.

Telecom, which accounted for over 20% of the high-yield market last year, was the worst-performing sector in 2002. We substantially cut our telecom holdings early in the year and were significantly underweighted in the sector, relative to the Lehman Index, for most of the period. Excess capacity, stiff competition, and weak pricing continued to plague telecom operators, leading to more bankruptcies. Fortunately, the portfolio never owned WorldCom bonds, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Our significant underweighting in both the technology and utilities sectors also helped performance, as both areas turned in dismal results related to weak corporate spending and growing accounting concerns.

We focused our buying on economically sensitive issues, especially better quality (or "BB"-rated) names that we felt were likely to benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier than the telecom and technology companies, have taken the right steps to survive a period of slow economic growth. They have cut costs substantially, trimmed inventory levels, and worked on improving their operating models. Although they have not yet seen a pick-up in sales, we think their outlooks have improved. Our investments in this area included Navistar, American Axle, Agco, and U.S. Steel.

Television and radio broadcasters also attracted our interest, making media our largest sector concentration. Broadcasters had been particularly poor performers in 2001. However, we expected broadcasters' advertising profits to rise in an improving economy. By mid-year, profits had not yet increased dramatically but had begun trending up. We focused on companies in large markets with strong market shares, including Lin TV and Young Broadcasting.

We benefited as well from our stake in more defensive sectors, including gaming, energy, and health care. Our investments in these defensive sectors were good, steady performers that gave the portfolio stability in the midst of a volatile period.

We maintained a sizable investment in the cable industry, which in the past was also viewed as a defensive area, due to steady cash flows from customer subscription payments. However, news this past spring of improper accounting practices at Adelphia Communications hurt the industry in general, as investors worried that other cable firms might also be booking revenues or expenses in an unacceptable manner. Adelphia's performance was a major disappointment to us, but fortunately we held a relatively small stake even before the company's problems came to light.

We remain optimistic about the prospects for high-yield bonds, but we also expect volatility to continue. Historically, a stronger economy has typically set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

At mid-year, Moody's estimated that the default rate for high-yield bonds, which had averaged around 10% over the period, would decline to around 8% by year-end. In addition, the percentage of high-yield issues trading at distressed levels had declined from about 30% at the start of the year to about 21% by the end of June 2002. (A distressed bond is one whose yield is 10 percentage points higher than Treasury bonds of similar maturities.) We think a declining distressed ratio bodes well for the high-yield market because it tells us that we're getting through the worst part of the cycle.

The high-yield market has been through an extended period of weakness that began in 1998. June 2002 was the worst month ever for the U.S. high-yield market, with a return of -7.4%, as measured by the Lehman Brothers High Yield Bond Index. We believe that the market is working its way through the weakest credits, which should result in more-secure footing and increased investor interest ahead.

INTERNATIONAL INVESTORS TRUST SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 3.37%, and Service Class shares 3.26%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -1.62% and -0.52%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, and the Lipper International Funds Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

This portfolio favors companies that we believe will perform well regardless of the underlying economic conditions. Many of these companies fell within the consumer staples sector, and our substantial overweighting in this sector was the primary factor for the series' relative outperformance. The second factor was our relative underweighting in technology and telecommunications stocks -- as these sectors were two of the hardest hit over the period. The major thing that sets this portfolio apart from its competition is its focus on companies that we feel have visible and sustainable earnings.

The sectors we favored were similar to the ones that we have favored for some time now. For example, consumer staples is a sector that fits in well with our strategy of investing in those sectors that our research shows are less dependent upon macroeconomic conditions to derive their growth. Although slightly underweighted relative to its benchmark, our biggest absolute sector weighting was financial services. Within this sector we tended to favor international financial companies, such as Lloyds TSB, BNP Paribas, and Royal Bank of Scotland.

Basic materials, about 12% of the portfolio, was a segment of the market that fits very well with our defensive, conservative investment philosophy. Specialty chemicals companies, such as Syngenta and Akzo Nobel, proved less economically sensitive to world events over the period and enjoyed high profit margins and growth.

Within the consumer staples sector, which includes food, tobacco, and household products, we found opportunities in companies such as Nestle and Philip Morris. Our largest holding within consumer staples has been Diageo, which we think has done a great job finding very good businesses that add to its valuation. Another holding that contributed to the portfolio's performance was Philip Morris. Philip Morris has proven itself extremely profitable and has consistently used its excess cash to support its stock by raising dividends, buying back stock, and making strategic acquisitions.

Pretty much anything we owned within the technology and telecommunications sectors hurt the series' performance. The telecommunications sector was perhaps the hardest hit, and our holdings in that area were extremely disappointing. However, our exposure in the technology sector, as well as in telecommunications stocks, was well below our benchmark and helped minimize their damage.

Over long periods of time, it has proven profitable and prudent to invest both at home and oversees. We have just come through an extended period, however, when investing in the United States became the primary or sole focus for many investors. However, we feel that we could be on the cusp of a period when overseas investments may fare as well, or perhaps even better than domestic investments. In Europe, we believe earnings growth might surpass earnings growth here in the United States, while a strengthening dollar has the potential to enhance U.S. investors' foreign-stock profits.

This was a very volatile period. Global equity markets are still trying to find their footing after a period that experienced the tragic events of September 11 and its aftermath, faltering corporate earnings, a perceived erosion of business ethics, and continued geopolitical uncertainty. While we don't expect a robust economy anywhere in the world soon, we do expect to see a gradual recovery with lower volatility from this point. That said, we will continue to retain our conservative posture and take advantage where we can of segments of the market and companies that offer the greatest opportunity.

MONEY MARKET SERIES(1,7,8,9)

As the period began in January, short-term interest rates were the lowest they had been in 40 years, following a series of Federal Reserve Board (Fed) interest rate cuts in 2001, which were designed to stimulate the economy in the face of a recession and the tragic events of September 11. Since then, the U.S. economy has started to show signs of recovery, but it has been slower than expected. As a result, interest rates were fairly stable over the period, with the federal funds rate remaining at 1.75% during the first six months of 2002. Although the Fed held rates steady, it moved from a bias toward lowering rates to a more neutral stance.

During this period, we've let the average maturity of the portfolio's holdings decline to a more neutral level because we feel that short-term yields are unlikely to decline further. As a result, we targeted securities with average maturities in the 45- to 55-day range for the series. The series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues in order to minimize credit risk.

In order to help provide security against credit risk, at the end of the period approximately 72% of the account was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues. With our emphasis on quality, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

STRATEGIC INCOME SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of 1.57%, and Service Class shares 1.46%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to returns over the same period of 9.85%, 3.26%, and -4.84%, respectively, for the series' benchmarks, the Salomon Brothers World Government Bond Index, the Lehman Brothers Government/ Credit Index, and the Lehman Brothers High Yield Bond Index. Over the same period, the average multisector income portfolio tracked by Lipper Inc. returned 1.27%.

In this uncertain domestic environment, our emerging-markets holdings were among our strongest-performing bonds. Our research staff successfully identified a number of emerging markets government bonds that were upgraded during the period. As these credit upgrades came through, a number of our holdings posted significant gains. Strong performance from a number of our mortgage-backed securities also helped performance, as did our avoidance of Argentinean bonds, which fell significantly because the country defaulted on its debt.

The portfolio had a significant weighting in investment grade corporate bonds, which underperformed other fixed-income securities during the period. Despite a slowly improving economy, corporate earnings generally failed to meet expectations and these bonds did not perform as well as expected. Even though these bonds have underperformed the overall fixed-income market, we continued to believe they offer good value, given their wide yield spreads relative to Treasuries and given signs that the economy has been improving. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Early in the year, our exposure to U.S. government bonds and government agency bonds helped performance. In March, however, as evidence increasingly suggested that an economic recovery was underway, fixed-income markets sold off. Government and agency bonds, in particular, experienced some of the heaviest selling.

In our efforts to try to take advantage of opportunities in the fixed-income market, we reduced exposure to U.S. government bonds, agency securities, and mortgage-backed bonds and increased our holdings in corporate bonds. Our expectation is for the economy to continue to improve in 2002, which could cause rates to rise gradually. We anticipate our exposure to foreign government bonds may remain low, given the minimal yield advantage on foreign-government bonds relative to domestic bonds, especially when considering hedging costs and the relatively stronger economies abroad, which could hurt bond prices.

As economic statistics remained weak throughout the past year, we increased our exposure to higher-quality investment-grade corporate bonds that we thought were attractively valued. In our view, this sector offered the best relative value in the fixed-income market over the period, given the wide yield spreads relative to Treasuries and signs that the economy may be near a low point. We saw this as an opportunity to try to increase the yield of the portfolio, offering us the potential for some capital appreciation, especially as the economy has continued to show signs of a muted recovery.

In the near term, we feel there could be continued uncertainty in the high-yield market. While we think the Federal Reserve Board (the Fed) and the U.S. government have done an excellent job containing the economic downturn, we expect corporate earnings to remain weak in the near term. Despite this uncertainty, however, we think there are attractive opportunities in the high-yield marketplace. Spreads -- the difference in available yields between high-yield investments and Treasuries -- have remained at historically wide levels. In addition, barring any unforeseen financial or political crisis, with the economy at a potential low point we think the stage may be set for better times for the high-yield market.

In our view, the economic recovery may remain sluggish for some time. In this environment, we feel that diversification is extremely important. In an uncertain corporate climate, focusing on bottom-up security selection also remains a key investment strategy for the series.

Regarding the U.S. Treasury market, we would argue that investor expectation of a rate hike has already been factored into the bond market. Therefore, while rates in general remain difficult to predict and could drift higher, we do not foresee a Fed rate hike having a big negative effect on the bond market, particularly in such a low inflation environment.

                              ___________________

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts are guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

BOND SERIES(1,2,3,4,9)

Initial Class

                                       6 Months    1 Year    3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  +1.86%    +6.46%    +21.03%   +27.19%

Average Annual Total Return                 --     +6.46%     +6.57%    +5.96%

Service Class

                                       6 Months    1 Year    3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  +1.75%    +6.16%    +20.70%   +26.84%

Average Annual Total Return                 --     +6.16%     +6.47%    +5.89%

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2002.

EMERGING MARKETS EQUITY SERIES(1,5,9)

Initial Class

                              6 Months   1 Year   3 Years    5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +8.88%   +5.38%    -1.79%    -19.51%    -1.82%

Average Annual Total Return        --    +5.38%    -0.60%     -4.25%    -0.30%

Service Class

                              6 Months   1 Year   3 Years    5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +8.66%   +5.04%    -2.11%    -19.77%    -2.14%

Average Annual Total Return        --    +5.04%    -0.71%     -4.31%    -0.36%

* For the period from the commencement of the series' investment operations, June 5, 1996, through June 30, 2002.

GLOBAL ASSET ALLOCATION SERIES(1,2,4,5,6,9)

Initial Class

                              6 Months   1 Year   3 Years    5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return         -3.61%   -8.21%    -1.84%    +10.18%   +70.47%

Average Annual Total Return        --    -8.21%    -0.62%     +1.96%    +7.23%

Service Class

                              6 Months   1 Year   3 Years    5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return         -3.71%   -8.38%    -2.02%     +9.97%   +70.15%

Average Annual Total Return        --    -8.38%    -0.68%     +1.92%    +7.20%

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2002.

GLOBAL GOVERNMENT SERIES(1,2,4,5,6,9)

Initial Class

                              6 Months  1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return        +10.47%  +13.74%   +11.83%    +21.07%   +61.71%

Average Annual Total Return        --   +13.74%    +3.80%     +3.90%    +4.92%

Service Class

                              6 Months  1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return        +10.38%  +13.53%   +11.62%    +20.85%   +61.41%

Average Annual Total Return        --   +13.53%    +3.73%     +3.86%    +4.90%

GLOBAL TOTAL RETURN SERIES(1,3,4,9)

Initial Class

                              6 Months   1 Year   3 Years    5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +1.96%   +0.45%    +6.62%    +32.24%   +93.08%

Average Annual Total Return        --    +0.45%    +2.16%     +5.75%    +8.99%

Service Class

                              6 Months   1 Year   3 Years    5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +1.80%   +0.21%    +6.37%    +31.93%   +92.62%

Average Annual Total Return        --    +0.21%    +2.08%     +5.70%    +8.96%

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2002.

GOVERNMENT SECURITIES SERIES(4,7,9)

Initial Class

                               6 Months  1 Year   3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return         +3.94%   +8.51%   +25.43%    +41.61%   +93.53%

Average Annual Total Return        --    +8.33%    +7.78%     +7.17%    +6.81%

Service Class

                               6 Months  1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return         +3.84%   +8.51%   +25.43%    +41.61%   +93.53%

Average Annual Total Return        --    +8.33%    +7.78%     +7.17%   +6.81%

HIGH YIELD SERIES(1,3,6,9)

Initial Class

                               6 Months  1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return         -1.37%   -1.23%    -4.73%     +7.38%   +80.69%

Average Annual Total Return        --    -1.23%    -1.60%     +1.43%    +6.09%

Service Class

                               6 Months  1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return         -1.39%   -1.39%    -4.88%     +7.21%   +80.40%

Average Annual Total Return        --    -1.39%    -1.65%     +1.40%    +6.08%

INTERNATIONAL INVESTORS TRUST SERIES1,5,9

Initial Class

                               6 Months  1 Year   3 Years    5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +3.37%   -3.62%    +1.51%    +23.58%   +39.06%

Average Annual Total Return        --    -3.62%    +0.50%     +4.32%    +5.01%

Service Class

                               6 Months  1 Year   3 Years    5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +3.26%   -3.72%    +1.41%    +23.45%   +38.91%

Average Annual Total Return        --    -3.72%    +0.47%     +4.30%    +4.99%

* For the period from the commencement of the series' investment operations October 2, 1995, through June 30, 2002.

STRATEGIC INCOME SERIES(1,2,3,4,6,9)

Initial Class

                                        6 Months   1 Year    3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  +1.57%    +4.81%    +10.64%   +13.37%

Average Annual Total Return                 --     +4.81%     +3.43%    +3.07%

Service Class

                                        6 Months   1 Year    3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  +1.46%    +4.59%    +10.41%   +13.14%

Average Annual Total Return                 --     +4.59%     +3.36%    +3.02%

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee.

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown: without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

(3) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(4) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

(5) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(6) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(7) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

(8) Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

(9) These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2002

BOND SERIES

BONDS -- 97.3%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- 85.8%
AEROSPACE & Defense -- 2.3%
Northrop Grumman Corp., 7s, 2006            $      493          $     522,491
Northrop Grumman Corp., 7.125s, 2011             1,204              1,273,784
Northrop Grumman Corp., 7.75s, 2031                641                694,056
Raytheon Co., 7.9s, 2003                           347                355,147
Raytheon Co., 6.5s, 2005                           493                515,210
Raytheon Co., 8.3s, 2010                         1,228              1,386,903
                                                                -------------
                                                                $   4,747,591
                                                                -------------
AIRLINES -- 0.9%
Continental Airlines Pass-Through Trust,
  Inc., 6.545s, 2020                        $    1,573          $   1,511,654
Delta Air Lines, Inc., 7.379s, 2010                254                264,821
                                                                -------------
                                                                $   1,776,475
                                                                -------------
AUTOMOTIVE & AUTO PARTS -- 6.8%
DaimlerChrysler Holdings, 8.5s, 2031        $      986          $   1,090,055
DaimlerChrysler NA Holdings Co.,
  7.2s, 2009                                       950                992,892
Dura Operating Corp., 8.625s, 2012 ##              445                447,225
Ford Motor Co., 6.625s, 2028                       808                680,546
Ford Motor Co., 7.45s, 2031                        900                836,343
Ford Motor Credit Co., 6.875s, 2006              1,657              1,692,344
Ford Motor Credit Co., 7.375s, 2009                998              1,013,080
General Motors Acceptance Corp.,
  5.36s, 2004                                      464                472,506
General Motors Acceptance Corp.,
  6.75s, 2006                                    1,464              1,517,304
General Motors Acceptance Corp.,
  7.25s, 2011                                    1,205              1,232,426
General Motors Acceptance Corp.,
  8s, 2031                                       2,088              2,141,077
TRW, Inc., 7.75s, 2029                           1,634              1,693,347
                                                                -------------
                                                                $  13,809,145
                                                                -------------
BANKS & FINANCE COS. -- 5.1%
Associates Corp., 5.5s, 2004                $      185          $     191,577
Associates Corp. North America,
  5.8s, 2004                                       315                327,628
Bank America Corp., 7.4s, 2011                   1,585              1,733,229
Citigroup, Inc., 7.25s, 2010                     1,740              1,888,561
Countrywide Home Loans, Inc.,
  5.5s, 2006                                       553                565,221
Credit Suisse First Boston USA, Inc.
  6.5s, 2012                                     1,162              1,175,770
Dime Bancorp, Inc., 9s, 2002                     1,292              1,327,595
GS Escrow Corp., 7s, 2003                        1,694              1,757,393
Household Finance Corp., 5.75s, 2007               700                696,906
Household Finance Corp., 7s, 2012                  727                722,895
                                                                -------------
                                                                $  10,386,775
                                                                -------------
BROKERAGE -- 1.1%
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                               $    1,000          $   1,129,400
Morgan Stanley Dean Witter, 6.1s, 2006             428                447,003
Morgan Stanley Dean Witter, 6.6s, 2012             757                770,944
                                                                -------------
                                                                $   2,347,347
                                                                -------------
BUILDING MATERIALS -- 1.0%
American Standard, Inc., 7.375s, 2008       $      635          $     654,050
Building Materials Corp., 8s, 2008                 330                271,012
CRH America, Inc., 6.95s, 2012                     439                459,945
Nortek, Inc., 9.25s, 2007                          620                627,750
                                                                -------------
                                                                $   2,012,757
                                                                -------------
COMMERCIAL MORTGAGE & OTHER
  ASSET-BACKED -- 4.8%
Amresco Commercial Mortgage
  Funding I Corp., 7s, 2029                 $      550          $     502,009
Citibank Credit Card Issuance Trust,
  6.65s, 2008                               $    1,200          $   1,272,988
Commercial Mortgage Acceptance Corp.
  1.071s, 2008                                  11,549                597,836
Commercial Mortgage Acceptance Corp.
  5.44s, 2030                                    1,000                748,060
Commercial Mortgage Acceptance Corp.
  6.04s, 2030                                    1,150              1,200,238
First Union- Lehman Brothers-Bank
  America Corp., 6.56s, 2035                       678                726,702
First Union-Lehman Brothers Commercial,
  7s, 2014                                         607                499,931
GMAC Commercial Mortgage Security,
  Inc., 2.64s, 2004                                305                286,700
GMAC Commercial Mortgage Security,
  Inc., 6.02s, 2033                                800                642,250
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                      305                288,008
Morgan Stanley Capital I, Inc.,
  6.01s, 2030                                      161                168,275
Morgan Stanley Capital I, Inc.,
  6.48s, 2030                                      625                667,431
Morgan Stanley Capital I, Inc.,
  7.233s, 2030 (Interest Only) ##               30,804              1,045,542
Morgan Stanley Capital I, Inc.,
  7.713s, 2039                                     350                311,317
Morgan Stanley Dean Witter Capital I,
  5.72s, 2032                                      730                744,199
                                                                -------------
                                                                $   9,701,486
                                                                -------------
CONGLOMERATES -- 1.0%
General Electric Capital Corp., 8.7s, 2007  $        4          $       4,640
General Electric Capital Corp., 6s, 2012         1,436              1,429,189
General Electric Capital Corp., 6.75s, 2032        611                601,609
                                                                -------------
                                                                $   2,035,438
                                                                -------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
Black & Decker Corp., 7.125s, 2011          $      521          $     556,517
Cendant Corp., 6.875s, 2006                      1,110              1,111,687
Pliant Corp., 13s, 2010                            275                288,750
                                                                -------------
                                                                $   1,956,954
                                                                -------------
ENERGY -- 4.0%
Amerada Hess Corp., 7.3s, 2031              $      463          $     471,691
Devon Financing Corp. ULC,
  7.875s, 2031                                   1,221              1,302,049
Forest Oil Corporation, 8s, 2008                   875                877,187
Kinder Morgan Energy Partners,
  L.P., 6.75s, 2011                              1,115              1,144,771
Kinder Morgan Energy Partners,
  L.P., 7.4s, 2031                                 235                236,781
Occidental Petroleum Corp., 7.65s, 2006            410                448,032
Ocean Energy, Inc., 7.625s, 2005                   475                505,804
Ocean Energy, Inc., 7.25s, 2011                  1,010              1,059,732
Peabody Energy Corp., 8.875s, 2008                 550                578,875
Pioneer Natural Resources Co.,
  9.625s, 2010                                      80                 87,926
Valero Energy Corp., 6.875s, 2012                  678                697,330
Valero Energy Corp., 7.5s, 2032                    712                714,417
                                                                -------------
                                                                $   8,124,595
                                                                -------------
FOOD & BEVERAGE PRODUCTS -- 1.4%
Anheuser Busch Cos., Inc., 6.5s, 2043       $      750          $     743,898
Coors Brewing Co., 6.375s, 2012 ##                 557                570,151
Dole Foods, Inc., 7.25s, 2009 ##                   742                758,679
Tyson Foods, Inc., 8.25s, 2011                     647                718,286
                                                                -------------
                                                                $   2,791,014
                                                                -------------

                                   12-BS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- CONTINUED
FOREST & PAPER PRODUCTS -- 1.2%
Meadwestvaco Corp., 6.85s, 2012             $    1,358          $   1,409,400
Weyerhaeuser Co., 6.75s, 2012 ##                   511                525,375
Weyerhaeuser Co., 7.375s, 2032 ##                  445                450,531
                                                                -------------
                                                                $   2,385,306
                                                                -------------
GAMING -- 1.1%
Harrahs Operating, Inc., 7.125s, 2007       $      935          $     983,153
MGM Grand, Inc., 6.95s, 2005                     1,035              1,040,848
MGM Mirage, Inc., 8.5s, 2010                       245                252,615
                                                                -------------
                                                                $   2,276,616
                                                                -------------
INSURANCE -- 0.2%
St. Paul Company, Inc., 5.75s, 2007         $      450          $     450,887
                                                                -------------
MACHINERY & MANUFACTURING -- 1.0%
Dresser, Inc., 9.375s, 2011 ##              $      575          $     582,187
Joy Global, Inc., 8.75s, 2012 ##                   355                362,988
Kennametal, Inc., 7.2s, 2012                       757                756,445
Terex Corp., 8.875s, 2008                          350                355,250
                                                                -------------
                                                                $   2,056,870
                                                                -------------
MEDIA -- CABLE -- ENTERTAINMENT -- 7.4%
AOL Time Warner, Inc., 7.7s, 2032           $    1,316          $   1,171,069
Belo Ah Corp., 7.75s, 2027                         813                756,503
Chancellor Media Corp., 8.125s, 2007             2,085              2,032,875
Charter Communications Holdings,
  8.25s, 2007                                      885                592,950
Comcast Cable Commerce, Inc.,
  6.875s, 2009                                   1,019                948,302
Cox Communications, Inc., 7.75s, 2010            1,856              1,765,308
CSC Holdings, Inc., 7.875s, 2007                   975                816,278
CSC Holdings, Inc., 7.25s, 2008                    277                223,868
Echostar DBS Corp., 9.125s, 2009                   735                672,525
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007                                     930                948,600
News America Holdings, Inc.,
  8.5s, 2005                                       530                556,605
News America Holdings, Inc.,
  6.703s, 2034                                   1,000              1,033,530
TCI Communications Financing III,
  9.65s, 2027                                    2,081              2,116,689
TCI Communications, Inc., 9.8s, 2012               439                451,147
Time Warner, Inc., 10.15s, 2012                    263                299,883
Time Warner, Inc., 9.125s, 2013                    625                667,319
                                                                -------------
                                                                $  15,053,451
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.2%
HCA Healthcare Co., 7.125s, 2006            $    1,131          $   1,175,516
HCA Healthcare Co., 8.75s, 2010                    238                265,927
HCA Healthcare Co., 7.875s, 2011                   945              1,003,978
Healthsouth Corporation, 7.375s, 2006            1,563              1,563,000
Tenet Healthcare Corp., 6.375s, 2011             1,383              1,399,964
Tenet Healthcare Corp., 6.875s, 2031             1,092              1,074,959
                                                                -------------
                                                                $   6,483,344
                                                                -------------
POLLUTION CONTROL -- 2.4%
Allied Waste North America, Inc.,
  10s, 2009                                 $      755          $     741,848
Waste Management, Inc., 7s, 2004                   417                436,186
Waste Management, Inc., 6.5s, 2008               1,500              1,517,494
Waste Management, Inc., 7.75s, 2032 ##             574                567,956
WMX Technologies, Inc., 6.375s, 2003               750                772,523
WMX Technologies, Inc., 7.1s, 2026                 864                888,451
                                                                -------------
                                                                $   4,924,458
                                                                -------------
RAILROADS -- 1.3%
Union Pacific Corp., 6.34s, 2003            $      256          $     266,775
Union Pacific Corp., 6.39s, 2004                   288                300,862
Union Pacific Corp., 5.75s, 2007                 2,100              2,162,433
                                                                -------------
                                                                $   2,730,070
                                                                -------------
REAL ESTATE -- 1.4%
EOP Operating Ltd., 6.625s, 2005            $      435          $     454,344
EOP Operating Ltd., 8.375s, 2006                   978              1,080,846
EOP Operating Ltd., 7.75s, 2007                    520                567,414
Vornado Reaity Trust, 5.625s, 2007                 850                844,500
                                                                -------------
                                                                $   2,947,104
                                                                -------------
RETAIL & SUPERMARKETS -- 1.2%
Delhaize America, Inc., 9s, 2031            $      305          $     329,241
Federated Department Stores, Inc.,
  8.5s, 2003                                       146                152,392
Federated Department Stores, Inc.,
  6.79s, 2027                                      780                819,182
Gap, Inc., 8.8s, 2008                              435                443,700
Kroger Co., 7.5s, 2031                             188                194,522
Yum Brands, Inc., 7.7s, 2012                       573                573,000
                                                                -------------
                                                                $   2,512,037
                                                                -------------
TELECOMMUNICATIONS -- 3.3%
AT & T Corp., 6.5s, 2029                    $    1,099          $     758,310
AT&T Wireless Services, Inc.,
  7.35s, 2006                                      632                549,499
AT&T Wireless Services, Inc.,
  8.75s, 2031                                      763                589,005
Citizens Communications Co., 8.5s, 2006          1,190              1,167,806
Citizens Communications Co.,
  7.625s, 2008                                     550                502,582
Sprint Capital Corp., 7.125s, 2006                 960                843,936
Sprint Capital Corp., 6.875s, 2028                 424                276,003
Telecom de Puerto Rico, Inc.,
  6.65s, 2006                                       72                 72,211
Telecom de Puerto Rico, Inc., 6.8s, 2009           299                281,408
Verizon New Jersey, Inc., 5.875s, 2012             871                813,648
Verizon New York, Inc., 6.875s, 2012               650                656,929
WorldCom, Inc., 6.95s, 2028**                    1,238                194,985
                                                                -------------
                                                                $   6,706,322
                                                                -------------
U.S. GOVERNMENT AGENCIES -- 16.8%
Federal Home Loan Mortgage Corp.,
  4.875s, 2007                              $    1,500          $   1,533,210
Federal National Mortgage Assn.,
  7.125s, 2005                                   3,578              3,900,306
Federal National Mortgage Assn.,
  6s, 2008                                       2,948              3,141,241
Federal National Mortgage Assn.,
  6.125s, 2012                                     890                941,816
Federal National Mortgage Assn.,
  7.5s, 2030                                     5,186              5,447,305
Federal National Mortgage Assn
  TBA, 6.5s, 2031                                8,880              9,066,236
Government National Mortgage Assn.,
  7.5s, 2026                                     1,468              1,550,199
Government National Mortgage Assn.,
  6.5s, 2028                                     2,431              2,484,655
Government National Mortgage Assn.,
  7s, 2031                                       6,029              6,261,538
                                                                -------------
                                                                $  34,326,506
                                                                -------------
U.S. TREASURY OBLIGATIONS -- 8.6%
Principal Sripped Payments, 0s, 2017        $    4,340          $   1,838,381
U.S. Treasury Bonds, 9.875s, 2015                1,397              2,003,941
U.S. Treasury Bonds, 8s, 2021                    1,352              1,729,289
U.S. Treasury Bonds, 5.25s, 2029                 2,174              2,045,103
U.S. Treasury Bonds, 5.375s, 2031                2,499              2,447,046
U.S. Treasury Notes, 4.625s, 2006                2,938              3,026,140
U.S. Treasury Notes, 4.875s, 2012                4,362              4,378,357
                                                                -------------
                                                                $  17,468,257
                                                                -------------

                                     13-BS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- continued
UTILITIES -- ELECTRIC -- 7.3%
Allegheny Energy, Inc., 7.75s, 2005         $      379          $     393,531
Beaver Valley Funding Corp. II, 9s, 2017           672                713,684
Cleveland Electric Illuminating Co.,
  7.67s, 2004                                      225                235,885
Commonwealth Edison Co., 8.5s, 2022                 47                 48,840
Consolidated Natural Gas Co.,
  6.25s, 2011                                      760                760,980
Dominion Resources, Inc., 8.125s, 2010           1,181              1,318,492
Dominion Resources, Inc., 6.25s, 2012              105                104,443
DTE Energy Co., 7.05s, 2011                        871                915,926
Entergy Mississippi, Inc., 6.2s, 2004               83                 85,597
GGIB Funding Corp., 7.43s, 2011                     12                 12,617
Gulf States Utilities Co., 8.25s, 2004              41                 43,686
Midland Funding Corp. I, 10.33s, 2002               87                 87,218
Niagara Mohawk Power Corp., 0s to 2003,
  8.5s to 2010,                                    861                850,883
Niagara Mohawk Power Corp.,
  5.375s, 2004                                     550                558,388
Nisource Finance Corp., 5.75s, 2003                345                342,923
Nisource Finance Corp., 7.5s, 2003                 536                537,715
Nisource Finance Corp., 7.875s, 2010             1,595              1,644,015
Northeast Utilities, 8.58s, 2006                   189                205,267
Northwestern Corp., 7.875s, 2007 ##                335                300,544
Northwestern Corp., 8.75s, 2012 ##                 172                155,160
Oncor Electric Delivery, 7s, 2032 ##               520                524,441
Progress Energy, Inc., 6.85s, 2012                 803                836,275
Progress Energy Inc., 7s, 2031                     488                475,790
PSEG Power LLC, 7.75s, 2011                      1,271              1,343,221
PSEG Power LLC, 6.95s, 2012 ##                     693                696,632
Salton Sea Funding Corp., 7.84s, 2010               40                 39,690
Toledo Edison Co., 7.875s, 2004                    636                673,092
Utilicorp United, Inc., 7s, 2004                    69                 64,597
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                      844                855,750
                                                                -------------
                                                                $  14,825,282
                                                                -------------
    Total U.S. Bonds                                            $ 174,836,087
                                                                -------------
FOREIGN BONDS -- 10.1%
BRAZIL
Banco Nacional de Desenvolvi, 17.246s,
  2008(Banks & Credit Cos.)                 $       56          $      40,460
                                                                -------------
BULGARIA -- 0.4%
National Republic of Bulgaria,
  8.25s, 2015 ##                            $      650          $     646,750
National Republic of Bulgaria,
  2.813s, 2024                                     245                219,275
                                                                -------------
                                                                $     866,025
                                                                -------------
CANADA -- 1.0%
Abitibi Consolidated, Inc, 8.55s,
  2010 (Forest & Paper Products)            $      425          $     439,841
Abitibi Consolidated, Inc, 8.85s,
  2030 (Forest & Paper Products)                   907                885,359
AT&T Canada, Inc., 0s to 2003,
  9.95s to 2008, (Telecommunications)            1,095                109,500
Bowater Canada Finance Corp, 7.95s,
  2011 (Forest & Paper Products)                   639                663,442
                                                                -------------
                                                                $   2,098,142
                                                                -------------
CHILE -- 0.2%
Empresa Electrica Guacolda S.A., 7.95s,
  2003 (Utilities-- Electric) ##            $      325          $     324,188
                                                                -------------
DOMINICAN REPUBLIC -- 0.2%
Dominican Republic, 9.5s, 2006 ##           $      450          $     474,750
                                                                -------------

FRANCE -- 1.8%
Natexis AMBS Co. LLC, 8.44s to 2008, 6.019s
  to 2049, (Banks & Credit Cos.) ##         $    1,882          $   2,089,303
Socgen Real Estate Co., 7.64s to
  2007, 9.322s to 2049,
  (Banks & Credit Cos.) ##                       1,517              1,619,549
                                                                -------------
                                                                $   3,708,852
                                                                -------------
GERMANY -- 0.8%
Federal Republic of Germany,
  5.25s, 2010                          EUR       1,531          $   1,542,448
                                                                -------------
ITALY -- 0.6%
Unicredito Italiano Capital Trust, 9.2s,
  2049 (Banks & Credit Cos.) ##             $    1,131          $   1,317,626
                                                                -------------
MEXICO -- 1.1%
Pemex Finance, Ltd., 9.69s, 2009 (Oils)     $      427          $     487,591
BBVA Bancomer, 10.5s,
  2011 (Banks & Credit Cos.) ##                    623                663,495
Petroleos Mexicanos, 9.5s, 2027 (Oils)             300                309,750
United Mexican States, 11.5s, 2026                 540                680,940
                                                                -------------
                                                                $   2,141,776
                                                                -------------
RUSSIA -- 0.3%
Government of Russia, 3s, 2006              $      510          $     399,687
Russian Federation, 12.75s, 2028+                  110                131,670
                                                                -------------
                                                                $     531,357
                                                                -------------
SINGAPORE -- 0.3%
DBS Capital Funding Corp., 7.657s,
  2049 (Banks & Credit Cos.) ##             $      524          $     549,090
                                                                -------------
SOUTH KOREA -- 0.6%
Hanvit Bank, 12.75s,
  2010 (Banks and Credit Cos.) ##           $      969          $   1,136,090
                                                                -------------
SPAIN -- 0.3%
Telefonica Europe BV, 8.25s, 2030
  (Telecommunications)                      $      589          $     586,644
                                                                -------------
SWEDEN -- 0.2%
AB Spintab, 6.8s,
  2049 (Banks & Credit Cos.) ##             $      465          $     469,843
                                                                -------------
UNITED KINGDOM -- 2.3%
Barclays Bank PLC, 8.55s,
  2049 (Banks & Credit Cos.) ##             $      520          $     598,506
British Sky Broadcasting Group, 7.3s,
  2006 (Media-Cable-Entertainment)                 700                680,924
British Sky Broadcasting Group, 8.2s,
  2009 (Media-Cable-Entertainment)                 890                874,884
Hanson PLC, 7.875s, 2010 (Building)                432                480,876
Orange PLC, 8.75s, 2006
  (Telecommunications)                             750                713,243
Orange PLC, 9s, 2009
  (Telecommunications)                           1,351              1,393,556
                                                                -------------
                                                                $   4,741,989
                                                                -------------
    Total Foreign Bonds                                         $  20,529,280
                                                                -------------
MUNICIPAL BONDS -- 1.4%
UNITED STATES -- 1.4%
Baltimore Maryland Project Revenue,
  5.125s, 2042                              $      570          $     556,491
Metropolitan Pier & Exposition Authority
  Illinois, 5s, 2028                             1,260              1,217,122
Metropolitan Transport Authority
  New York, 5s, 2030                             1,115              1,077,436
                                                                -------------
    Total Municipal Bonds                                       $   2,851,049
                                                                -------------
    Total Bonds (Identified Cost, $198,550,080)                 $ 198,216,416
                                                                -------------

                                     14-BS

SHORT-TERM OBLIGATIONS -- 5.9%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
Falcon Asset Securitization, due 7/15/02+   $    8,038          $   8,032,436
Federal National Mortgage Assn.,
  due 7/15/02                                    1,210              1,209,209
General Electric Capital Corp.,
  due 7/01/02                                    2,675              2,675,000
New Center Asset Trust, due 7/01/02                 81                 81,000
                                                                -------------
    Total Short-Term Obligations, at
      Amortized Cost                                            $  11,997,645
                                                                -------------

REPURCHASE AGREEMENT -- 1.5%
Merrill Lynch, dated 06/28/02,
  due 7/01/02, total to be received
  $3,008,489 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                   $    3,008          $   3,008,000
                                                                -------------
    Total Investments
      (Identified Cost, $213,555,725)                           $ 213,222,061
                                                                -------------

OTHER ASSETS,
  LESS LIABILITIES -- (4.7%)                                       (9,525,018)
                                                                -------------
    Net Assets -- 100.0%                                        $ 203,697,043
                                                                =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2002
EMERGING MARKETS EQUITY SERIES
STOCKS -- 95.3%

Issuer                                        Shares                Value
FOREIGN STOCKS -- 95.3%
BRAZIL -- 8 2%
Aracruz Celulose S.A.
  (Forest & Paper Products)                     33,330          $     666,600
Companhia Vale Do Rio Doce
  (Metals & Minerals)*                          32,190                890,697
Embraer-Empresa Brasileira de Aeronautica,
  ADR (Aerospace & Defense)                     11,181                239,273
Gerdau S.A., ADR (Steel)                        22,890                239,201
Petroleo Brasileiro S.A.,
  ADR (Oils and Gas)                            75,880              1,431,097
Souza Cruz Cia (Tobacco)                            60                    310
Votorantim Celulose e Papel S.A., ADR
  (Forest & Paper Products)*                    12,200                230,580
                                                                -------------
                                                                $   3,697,758
                                                                -------------
CHINA -- 7.3%
AsiaInfo Holdings, Inc., (Internet)*            10,500          $     139,125
Beijing Datang Power Generation Co.
  (Electronics)                              3,590,000              1,599,473
Huaneng Power International, Inc.
  (Energy)                                   1,570,000              1,288,271
PetroChina Co. Ltd. (Oils)*                  1,320,000                280,938
                                                                -------------
                                                                $   3,307,807
                                                                -------------
CROATIA -- 1.0%
Pliva d.d., GDR
  (Medical & Health Products)                   29,520          $     425,779
                                                                -------------
Egypt -- 0.6%
Al Ahram Beverage Co. S.A.E., GDR
  (Beverages)*                                  18,570          $     148,560
Egypian Co. for Mobile Services
  (Telecommunications)                          19,100                113,937
                                                                -------------
                                                                $     262,497
                                                                -------------
ESTONIA -- 0.7%
AS Eesti Telekom, GDR
  (Telecommunications)                          22,205          $     294,742
                                                                -------------
Hong Kong -- 6.1%
Citic Pacific Ltd. (Conglomerate)              122,000          $     262,783
CNOOC Ltd. (Oils)                              449,500                602,246
Hong Kong & China Gas Ltd.
  (Oil and Gas)                                444,800                593,097
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric)                       74,000                276,565
Sun Hung Kai Properties Ltd.
  (Real Estate)                                 19,000                144,334
Texwinca Holdings, Ltd. (Textiles)             296,000                252,372
Zhejiang Expressway Co., Ltd.
  (Construction)                             1,798,000                610,890
                                                                -------------
                                                                $   2,742,287
                                                                -------------
HUNGARY -- 0.5%
Gedeon Richter Ltd., GDR
  (Pharmaceuticals)                              4,020          $     230,287
                                                                -------------
INDIA -- 4.1%
Hindustan Lever Ltd.
  (Consumer Products)                          112,890          $     447,189
Housing Development Finance Corp., Ltd.
  (Financial Services)                          49,380                658,906
ICICI Bank Ltd., (Banks & Credit Cos.)          40,597                284,179
Infosys Technologies Ltd., ADR
  (Computer Software -- Services)                3,900                199,680
Reliance Industries Ltd.
  (Conglomerate)                                44,290                244,543
                                                                -------------
                                                                $   1,834,497
                                                                -------------


                                     15-EME

ISSUER                                        SHARES                VALUE
FOREIGN STOCKS -- continued
INDONESIA -- 2.5%
PT Telekomunikasi Indonesia
  (Telecommunications)                       2,626,810          $   1,131,855
                                                                -------------
ISRAEL -- 1.8%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*              14,310          $     194,044
Taro Pharmaceutical Industries Ltd.
  (Pharmaceutical)*                             25,380                622,317
                                                                -------------
                                                                $     816,361
                                                                -------------
MALAYSIA -- 2.7%
Malayan Banking Berhad
  (Banks and Credit Cos.)*                     167,000          $     386,788
Maxis Commun Bhd, (Telecom-Wireline)            76,000                 97,013
Resorts World Berhad (Entertainment)*           49,000                136,702
Sime Darby Berhad (Holding Company)*           185,000                243,453
Tenaga Nasional Berhad
  (Utilities -- Electric)                      137,000                360,574
                                                                -------------
                                                                $   1,224,530
                                                                -------------
MEXICO -- 8.2%
Cemex S.A. (Construction)                       18,417          $     485,472
Coca-Cola Femsa S.A., ADR
  (Beverages)                                   10,850                260,400
Fomento Economico Mexicano S.A
  (Food & Beverage Products)                     5,980                234,536
Grupo Financiero Bancomer, S.A. de C.V.
  (Finance)                                    279,290                227,815
Grupo Modelo S.A. de C.V. (Brewery)*           284,820                668,685
Kimberly-Clark de Mexico S.A. de C.V.
  (Forest & Paper Products)                     68,320                181,647
Telefonos de Mexico S.A., ADR
  (Telecommunications)                          44,032              1,412,547
Wal-Mart de Mexico S.A. de C.V
  "Series V" (Retail)                           83,780                227,039
                                                                -------------
                                                                $   3,698,141
                                                                -------------
PERU -- 0.3%
Compania de Minas Buenaventura,
  ADR (Mining)                                   5,670          $     145,152
                                                                -------------
PHILIPPINES -- 0.3%
San Miguel Corp., "B" (Brewery)                145,598          $     147,771
                                                                -------------
RUSSIA -- 5.7%
JSC Mining and Smelting Company
  Norilsk Nickel, ADR (Mining)*                 17,560          $     366,572
Lukoil Oil Co., ADR (Oils)                      10,250                664,954
Mobile Telesystems, ADR
  (Telecommunications)                          15,410                466,769
Rostelecom, ADR (Telecommunications)            17,700                106,200
Sibneft ADR (Oils)*                              6,700                121,940
Wimm Bill Dann Foods Ojsc,
  (Food & Beverage Products)                    11,000                232,100
Yukos Corp., ADR (Oils)                          4,270                590,144
                                                                -------------
                                                                $   2,548,679
                                                                -------------
SINGAPORE -- 2.1%
DBS Group Holdings Ltd.
  (Financial Services)                          34,000          $     238,745
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                         98,000                704,796
                                                                -------------
                                                                $     943,541
                                                                -------------
SOUTH AFRICA -- 6.4%
African Bank Investments Limited
  (Banks & Credit Cos.)                        307,960          $     178,614
AngloGold Ltd. (Mining)                          5,680                300,883
Impala Platinum Holdings Ltd. (Minerals)        12,830                709,154
Liberty Life Association of Africa Ltd.
  (Insurance)                                   50,930          $     275,696
Sanlam Ltd. (Insurance)                        276,900                229,925
Sappi Ltd., ADR
  (Forest & Paper Products)                     27,280                383,680
Sasol Ltd. (Oils)                               77,420                823,219
                                                                -------------
                                                                $   2,901,171
                                                                -------------
SOUTH KOREA -- 15.4%
Daewoo Shipbuilding &
  Marine Engineering Co., Ltd.
  (Special Products & Services)                 36,110          $     260,076
Hanwha Chemical Corp. (Chemicals)*             154,410                558,627
Hyundai Department Store Co., Ltd.
  (Retail)                                      10,190                311,385
Hyundai Mobis                                    6,100                129,009
Kookmin Bank (Banks & Credit Cos.)              19,561                951,176
KT Corp. (Telecommunications)                   22,628                489,896
LG Chemical Ltd. (Chemicals)                    18,727                678,289
Pohang Iron & Steel Co. Ltd.
  (Construction)                                 2,270                252,327
POSCO (Steel)                                   14,390                392,415
Samsung Electro Mechanics Co. Ltd.
  (Electronics)                                  5,250                254,850
Samsung Fire & Marine Insurance Co., Ltd.
  (Insurance -- Property & Casualty)            21,030              1,295,770
SK Telecom Co., Ltd.
  (Telecommunications)                           6,150              1,380,038
                                                                -------------
                                                                $   6,953,858
                                                                -------------
TAIWAN -- 11.3%
Ambit Microsystems Corp.
  (Computer Software)                          118,000          $     450,989
AU Optronics Corp. (Electronics)                42,370                352,095
China Steel Corp. (Metals & Minerals)          522,000                269,137
China Trust Finance,
  (Banks & Credit Cos.)                        420,000                371,403
Formosa Plastic Corp. (Chemicals)              157,000                188,720
Fubon Financial Hl,
  (Financial Institutions)                     259,000                259,310
Hon Hai Precision Industry Co., Ltd
  (Computer Software -- Personal
  Computers)                                    88,000                360,072
Nan Ya Plastic
  (Special Products & Services)                257,000                241,130
Nanya Technology Corporation,
  (Electrical Equipment)                       479,000                433,627
President Chain Store, (Store)                 127,000                237,935
Siliconware Precision Indus Ltd,
  (Electronics)                                 31,800                111,367
Siliconware Precision Industries Co.
  (Electronics)*                               578,000                405,431
Taiwan Semiconductor Manufacturing Co. Ltd.,
  ADR (Electronics)*                           107,580              1,398,540
                                                                -------------
                                                                $   5,079,756
                                                                -------------
THAILAND -- 1.6%
BEC World Public Co. (Television)               22,500          $     139,745
BEC World Public Co., Ltd. (Television)          1,200                  6,933
PTT Public Co., Ltd. (Oils)                    231,000                200,193
Siam Cement Public Co. Ltd.
  (Building Materials)                          14,700                380,770
                                                                -------------
                                                                $     727,641
                                                                -------------
TURKEY -- 0.6%
Akbank T.A.S. (Banks & Credit Cos.)         87,107,790          $     280,638
                                                                -------------

                                     16-EME

ISSUER                                        SHARES                VALUE
FOREIGN STOCKS -- continued
UNITED KINGDOM -- 7.9%
Anglo American PLC (Mining)                    137,390          $   2,284,960
Lonmin (Metals & Minerals)                      33,197                581,963
Old Mutual PLC (Insurance)                     307,800                437,539
Standard Chartered PLC
  (Banks & Credit Cos.)                         22,030                235,078
                                                                -------------
                                                                $   3,539,540
                                                                -------------
    Total Foreign Stocks
      (Identified Cost, $43,132,568)                            $  42,934,288
                                                                -------------

CONVERTIBLE BOND -- 1.4%

                                        PRINCIPAL AMOUNT
                                          (000 OMITTED)
THAILAND -- 1.4%
Acer Communications & Multimedia,
  0s, 2006 (Computer Software -- Systems)
  (Identified Cost $573,230)                $      502          $     622,480
                                                                -------------

PREFERRED STOCK -- 0.9%

                                             SHARES
BRAZIL -- 0.9%
Banco Bradesco S.A., Preferred
  (Banks & Credit Cos.)                     41,062,000          $     161,170
Banco Itau S.A., Preferred
  (Banks & Credit Cos.)                      4,737,340                268,025
Celular CRT Participacoes S.A., Preferred
  (Telecommunications)                               0                      3
Itausa Inv Itau S.A.Pref Receipts May 2002,
  (Conglomerate)                                 2,018                  1,356
                                                                -------------
    Total Preferred Stock
      (Identified Cost, $608,329)                               $     430,554
                                                                -------------

SHORT-TERM OBLIGATIONS -- 0.5%

                                        PRINCIPAL AMOUNT
                                          (000 OMITTED)
General Electric Capital Corp. 1.98,
  due 7/01/02, at Amortized Cost            $      216          $     216,000
                                                                -------------
    Total Investments
      (Identified Cost, $44,314,127)                            $  44,203,322
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.9%                                            858,374
                                                                -------------
    Net Assets -- 100.0%                                        $  45,061,696
                                                                =============

            See portfolio footnotes and notes to financial statements


PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
GLOBAL ASSET ALLOCATION SERIES
STOCKS -- 53.5%

ISSUER                                        SHARES                VALUE
FOREIGN STOCKS -- 27.1%
AUSTRALIA -- 1.2%
News Corp Ltd. (Media)*                         57,865          $     315,243
QBE Insurance Group Ltd.
  (Insurance)*                                 153,408                573,284
                                                                -------------
                                                                $     888,527
                                                                -------------
BERMUDA -- 0.9%
Ace Ltd. (Insurance)                            22,590          $     713,844
                                                                -------------
CANADA -- 1.4%
BCE, Inc. (Telecommunications)                  23,022          $     400,178
Canadian National Railway Co.
  (Railroad)                                     7,075                366,485
Canadian Natural Resources Ltd.
  (Oil Servies)                                  8,200                278,267
                                                                -------------
                                                                $   1,044,930
                                                                -------------
FINLAND -- 0.4%
Nokia Oyj (Telecommunications)                  21,000          $     306,739
                                                                -------------
FRANCE -- 4.1%
Aventis S.A. (Pharmaceuticals)                   7,120          $     503,504
Carrefour S.A. (Supermarket)                     6,900                372,675
L'Air Liquide S.A. (Gas)                         4,950                760,105
Sanofi-Synthelabo S.A
  (Medical & Health Products)                    8,500                516,060
STMicroelectronics N.V. (Electronics)           10,700                266,285
Total Fina Elf S.A., "B" (Oils)                  4,625                749,401
                                                                -------------
                                                                $   3,168,030
                                                                -------------
GERMANY -- 1.2%
Bayerische Motoren Werke AG
  (Automotive)                                   4,700          $     190,435
Linde AG (Engineering)                           9,700                483,466
Munchener Ruckvers AG
  (Financial Services)                           1,100                260,198
                                                                -------------
                                                                $     934,099
                                                                -------------
ITALY -- 0.2%
Snam Rete Gas S.p.A. (Gas)*                     45,400          $     133,791
                                                                -------------
JAPAN -- 2.2%
Asahi Breweries, Ltd.
  (Food & Beverage Products)                    45,000          $     376,627
Canon, Inc. (Business Machines)                 19,000                718,208
Honda Motor Co., Ltd. (Automotive)               9,200                373,097
Nissan Motor Co. (Automotive)                   32,000                221,629
                                                                -------------
                                                                $   1,689,561
                                                                -------------
NETHERLANDS -- 4.1%
Akzo Nobel N.V. (Chemicals)                     24,100          $   1,047,269
Elsevier N.V. (Publishing)                      52,440                713,251
Royal Dutch Petroleum Co.,
  ADR (Oils)                                     8,790                485,823
Unilever N.V
  (Consumer Goods & Services)                   11,900                777,609
Vodafone Libertel N.V.,
  (Cellular Phones)*                            24,800                168,412
                                                                -------------
                                                                $   3,192,364
                                                                -------------
SINGAPORE -- 0.3%
DBS Group Holdings Ltd.
  (Financial Services)                          36,000          $     252,789
                                                                -------------
SOUTH KOREA -- 0.2%
Samsung Electronics (Electronics)                  610          $     167,102
                                                                -------------
SPAIN -- 1.0%
Gas Natural SDG S.A. (Gas)                      18,000          $     345,946
Iberdrola S.A. (Utilities -- Electric)          30,700                446,304
                                                                -------------
                                                                $     792,250
                                                                -------------
SWEDEN -- 0.5%
Saab AB, "B" (Aerospace)                        32,800          $     418,490
                                                                -------------

                                     17-GAA

ISSUER                                        SHARES                VALUE
FOREIGN STOCKS -- continued
SWITZERLAND -- 2.9%
Nestle S.A
  (Food & Beverage Products)                     1,050          $     244,333
Swiss Reinsurance (Insurance)                    3,820                372,727
Syngenta AG (Chemicals)                         24,091              1,445,105
UBS AG (Financial Services)*                     3,555                178,441
                                                                -------------
                                                                $   2,240,606
                                                                -------------
UNITED KINGDOM -- 6.5%
BOC Group PLC, (Chemicals)*                     24,600          $     382,127
British Sky Broadcasting
  Group PLC (Broadcasting)*                     20,160                193,304
CGNU PLC, (Insurance)*                          21,587                173,585
Diageo PLC,
  (Food & Beverage Products)*                  106,128              1,378,378
GlaxoSmithKline PLC (Pharmaceutical)            25,800                557,692
Hill William*                                   30,290                122,361
NEXT PLC (Retail)                               29,000                412,015
Reckitt Benckiser PLC,
  (Consumer Goods & Services)*                  46,600                836,106
Royal Bank of Scotland
  Group PLC, (Banks & Credit Cos.)*             15,146                429,447
Standard Chartered PLC
  (Banks & Credit Cos.)                         13,485                143,896
Vodafone Group PLC,
  (Telecommunications)*                        290,189                398,128
                                                                -------------
                                                                $   5,027,039
                                                                -------------
    Total Foreign Stocks                                        $  20,970,161
                                                                -------------
U.S. STOCKS -- 26.4%
AEROSPACE -- 0.7%
Boeing Co.                                       4,850          $     218,250
General Dynamics Corp.                             990                105,286
Northrop Grumman Corp.                           1,920                240,000
                                                                -------------
                                                                $     563,536
                                                                -------------
AUTOMOTIVE -- 0.3%
AutoNation, Inc.*                               12,190          $     176,755
Lear Corp.*                                        460                 21,275
                                                                -------------
                                                                $     198,030
                                                                -------------
BANKS & CREDIT COS. -- 1.8%
Bank America Corp.                               7,280          $     512,221
Comerica, Inc.                                   3,870                237,618
SunTrust Banks, Inc.                             2,430                164,560
U.S. Bancorp                                    16,070                375,234
Washington Mutual, Inc.                          2,930                108,732
                                                                -------------
                                                                $   1,398,365
                                                                -------------
BEVERAGES -- 0.1%
Coca-Cola Enterprises, Inc.                      2,890          $      63,811
                                                                -------------
BIOTECHNOLOGY -- 0.2%
Guidant Corp.*                                   6,360          $     192,263
                                                                -------------
BUSINESS MACHINES -- 0.5%
International Business Machines Corp.            5,860          $     421,920
                                                                -------------
BUSINESS SERVICES -- 0.6%
Automatic Data Processing, Inc.                  4,350          $     189,442
First Data Corp.                                 6,780                252,216
                                                                -------------
                                                                $     441,658
                                                                -------------
CELLULAR PHONES -- 0.2%
Motorola, Inc.                                  13,600          $     196,112
                                                                -------------
CHEMICALS -- 0.4%
E.I. du Pont de Nemours & Co.                    6,820          $     302,808
                                                                -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.7%
Dell Computer Corp.*                            14,080          $     368,051
Lexmark International, Inc.*                     3,930                213,792
                                                                -------------
                                                                $     581,843
                                                                -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 0.6%
Microsoft Corp.*                                 7,750          $     423,925
Symantec Corp.*                                  1,500                 49,275
                                                                -------------
                                                                $     473,200
                                                                -------------
COMPUTER SOFTWARE -- SERVICES -- 0.3%
VERITAS Software Corp.*                         11,700          $     231,543
                                                                -------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Cadence Design Systems, Inc.*                   11,160          $     179,899
                                                                -------------
CONGLOMERATES -- 1.1%
General Electric Co.                            25,240          $     733,222
Tyco International Ltd.                         11,626                157,067
                                                                -------------
                                                                $     890,289
                                                                -------------
CONSTRUCTION -- 0.2%
KB Home                                            510          $      26,270
Lennar Corp.                                     1,960                119,952
                                                                -------------
                                                                $     146,222
                                                                -------------
CONSUMER GOODS & SERVICES -- 1.4%
Gillette Co.                                     7,760          $     262,831
Philip Morris Cos., Inc.                         7,320                319,738
The Procter & Gamble Co.                         5,360                478,648
                                                                -------------
                                                                $   1,061,217
                                                                -------------
CONTAINERS -- 0.2%
Owens Illinois, Inc.*                           14,100          $     193,734
                                                                -------------
ELECTRONICS -- 0.8%
Fairchild Semiconductor
  International Co.*                             9,260          $     225,018
Intersil Holding Corp.*                         10,700                228,766
Texas Instruments, Inc.                          6,360                150,732
                                                                -------------
                                                                $     604,516
                                                                -------------
ENERGY -- INDEPENDENT -- 0.1%
Reliant Resources, Inc.*                         6,790          $      59,413
                                                                -------------
ENTERTAINMENT -- 0.4%
Viacom, Inc., "B"*                               6,806          $     301,982
                                                                -------------
FINANCE -- 0.7%
SPDR Trust Series 1                              5,800          $     573,968
                                                                -------------
FINANCIAL INSTITUTIONS -- 2.1%
Citigroup, Inc.                                 17,003          $     658,866
Fannie Mae                                       5,390                397,512
Freddie Mac                                      1,930                118,116
Goldman Sachs Group, Inc.                          970                 71,150
J. P. Morgan Chase & Co.                         5,300                179,776
Lehman Brothers Holdings, Inc.                   1,410                 88,153
Merrill Lynch & Co., Inc.                        2,920                118,260
                                                                -------------
                                                                $   1,631,833
                                                                -------------
FOOD & BEVERAGE PRODUCTS -- 1.0%
Anheuser-Busch Cos., Inc.                          500          $      25,000
Coca-Cola Co.                                    2,450                137,200
Dole Food Company, Inc.                          1,960                 56,546
Kellogg Co.                                      1,900                 68,134
PepsiCo, Inc.                                    4,334                208,899
The J.M. Smucker Co.*                               93                  3,174
Tyson Foods, Inc. -- Delaware                   17,010                263,825
                                                                -------------
                                                                $     762,778
                                                                -------------
FOREST & Paper Products -- 0.3%
International Paper Co.                          4,820          $     210,056
                                                                -------------
INDUSTRIAL -- 0.2%
Rockwell International Corp.                     6,260          $     125,075
                                                                -------------
INSURANCE -- 1.1%
Allstate Corp.                                   2,430          $      89,862
American International Group, Inc.               6,810                464,646


                                     18-GAA

ISSUER                                        SHARES                VALUE
U.S. STOCKS -- continued
INSURANCE -- continued
CIGNA Corp.                                        470          $      45,787
MetLife, Inc.                                    8,700                250,560
                                                                -------------
                                                                $     850,855
                                                                -------------
MEDICAL & HEALTH PRODUCTS -- 2.7%
Applera Corp. --
  Applied Biosystems Group                       3,400          $      66,266
Boston Scientific Corp.*                         8,700                255,084
DENTSPLY International, Inc.                     2,900                107,039
Eli Lilly & Co.                                  4,390                247,596
Immunex Corp.*                                   2,400                 53,616
Johnson & Johnson Co.                            3,380                176,639
Merck & Co., Inc.                                9,250                468,420
Pfizer, Inc.                                    19,962                698,670
                                                                -------------
                                                                $   2,073,330
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.4%
HEALTHSOUTH Corp.*                               8,780          $     112,296
Tenet Healthcare Corp.*                          2,430                173,867
                                                                -------------
                                                                $     286,163
                                                                -------------
METALS & MINERALS -- 0.1%
Alcoa, Inc.                                      1,410          $      46,742
                                                                -------------
OIL SERVICES -- 0.3%
Halliburton Co.                                  8,300          $     132,302
Noble Corp.*                                     2,930                113,098
                                                                -------------
                                                                $     245,400
                                                                -------------
OILS -- 1.2%
ExxonMobil Corp.                                20,360          $     833,131
Marathon Oil Corp.                               2,430                 65,902
                                                                -------------
                                                                $     899,033
                                                                -------------
PHARMACEUTICALS -- 0.2%
Mylan Laboratories, Inc.                         4,320          $     135,432
                                                                -------------
PRINTING & Publishing -- 0.2%
Gannett Co., Inc.                                1,980          $     150,282
                                                                -------------
RAILROADS -- 0.1%
Burlington Northern Santa
  Fe Railway Co.                                 3,410          $     102,300
                                                                -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Starwood Hotels & Resorts Co.                    3,920          $     128,929
                                                                -------------
RESTAURANTS & LODGING -- 0.3%
Yum! Brands, Inc.*                               6,820          $     199,485
                                                                -------------
RETAIL -- 1.9%
AnnTaylor Stores Corp.*                            705          $      17,900
Home Depot, Inc.                                 4,350                159,775
Lowe's Cos., Inc.                                7,280                330,512
Sears, Roebuck & Co.                             4,380                237,834
Target Corp.                                     1,500                 57,150
Wal-Mart Stores, Inc.                           11,660                641,417
                                                                -------------
                                                                $   1,444,588
                                                                -------------
SPECIAL PRODUCTS & SERVICES -- 0.3%
SPX Corp.*                                       1,930          $     226,775
                                                                -------------
SUPERMARKETS -- 0.2%
Kroger Co.*                                      8,690          $     172,931
                                                                -------------
TELECOMMUNICATIONS -- 1.1%
BellSouth Corp.                                  9,720          $     306,180
SBC Communications, Inc.                         7,760                236,680
Verizon Communications, Inc.                     8,300                333,245
                                                                -------------
                                                                $     876,105
                                                                -------------
TELECOMMUNICATIONS & CABLE -- 0.1%
Comcast Corp., "A"*                              4,820          $     114,909
                                                                -------------
TELECOMMUNICATIONS -- WIRELINE -- 0 1%
Cisco Systems, Inc.*                             7,300          $     101,835
                                                                -------------
TRANSPORTATION -- 0.2%
Fedex Corp.*                                     2,400          $     128,160
                                                                -------------
UTILITIES -- ELECTRIC -- 0.6%
Calpine Corp.*                                   3,300          $      23,199
Exelon Corp.                                     2,450                128,135
PG&E Corp.*                                      9,740                174,249
Reliant Energy, Inc.                               930                 15,717
Xcel Energy Inc.                                 6,300                105,651
                                                                -------------
                                                                $     446,951
                                                                -------------
    Total U.S. Stocks                                           $  20,436,276
                                                                -------------
    Total Stocks (Identified Cost, $42,249,943)                 $  41,406,437
                                                                -------------

BONDS -- 39.9%

                                         PRINCIPAL AMOUNT
                                          (000 OMITTED)
FOREIGN BONDS -- 24.4%
AUSTRALIA -- 2.3%
Commonwealth of Australia,
  7.5s, 2009                           AUD       2,926          $   1,795,005
                                                                -------------
BULGARIA -- 0.4%
Republic of Bulgaria, 7.5s, 2013       EUR         108          $     101,256
Republic of Bulgaria, 8.25s, 2015           $      169                168,155
                                                                -------------
                                                                $     269,411
                                                                -------------
DOMINICAN REPUBLIC -- 0.1%
Dominican Republic, 9.5s, 2006              $       88          $      92,840
                                                                -------------
GERMANY -- 12.3%
Federal Republic of Germany,
  4.5s, 2009                           EUR       2,889          $   2,796,886
Federal Republic of Germany,
  5.25s, 2010                                    6,643              6,692,675
                                                                -------------
                                                                $   9,489,561
                                                                -------------
MALAYSIA -- 0.2%
Petronas Capital Ltd., 7.875s,
  2022 (Oil Services)                       $      140          $     139,079
                                                                -------------
MEXICO -- 0.5%
Pemex Project Funding Master Trust,
  9.125s, 2010                              $      265          $     274,291
United Mexican States, 11.5s, 2026                  90                113,490
                                                                -------------
                                                                $     387,781
                                                                -------------
PANAMA -- 0.1%
Republic of Panama, 9.375s, 2029            $      115          $     114,425
                                                                -------------
RUSSIA -- 0.1%
Russian Federation, 3s, 2006                $      140          $     109,718
                                                                -------------
SOUTH KOREA -- 0.1%
Hanvit Bank, 12.75s, 2010
  (Banks & Credit Cos.)                     $       85          $      99,657
                                                                -------------
UNITED KINGDOM -- 8.3%
OTE PLC, 6.125s,
  2007 (Cellular Phones)               EUR         525          $     531,313
United Kingdom Treasury,
  7.25s, 2007                          GBP       1,807              3,041,549
United Kingdom Treasury, 5.75s, 2009             1,783              2,832,976
                                                                -------------
                                                                $   6,405,838
                                                                -------------
    Total Foreign Bonds                                         $  18,903,315
                                                                -------------
U.S. BONDS -- 15.5%
ADVERTISING & BROADCASTING -- 0.9%
Lin Television Corp., 8s, 2008              $      675          $     671,625
                                                                -------------
BUILDING -- 0.1%
American Standard, Inc., 7.375s, 2008       $       65          $      66,950
                                                                -------------

                                     19-GAA

                                         PRINCIPAL AMOUNT
ISSUER                                     (000 OMITTED)            VALUE
U.S. BONDS -- continued
CONSUMER CYCLICAL -- 0.1%
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                $      100          $      99,000
                                                                -------------
CONSUMER GOODS & SERVICES -- 0.5%
Simmons Co., 10.25s, 2009                   $      350          $     367,500
                                                                -------------
CONTAINERS -- 1.0%
Ball Corp., 8.25s, 2008                     $      250          $     258,750
Silgan Holdings, Inc., 9s, 2009                    500                515,000
                                                                -------------
                                                                $     773,750
                                                                -------------
ENERGY -- 0.9%
P&L Coal Holdings Corp., 9.625s, 2008       $      675          $     713,812
                                                                -------------
ENERGY -- INDEPENDENT -- 0.9%
Chesapeake Energy Corp., 8.125s, 2011       $      675          $     663,188
                                                                -------------
GAMING -- 0.9%
Station Casinos, Inc., 8.375s, 2008         $      675          $     689,344
                                                                -------------
HOME CONSTRUCTION -- 0.2%
Williams Scotsman, Inc., 9.875s, 2007       $      200          $     191,000
                                                                -------------
MEDIA -- CABLE -- 0.9%
Charter Communications Holdings,
  0s to 2004, 9.92s, 2011                   $      900          $     432,000
CSC Holdings, Inc., 8.125s, 2009                   340                281,546
                                                                -------------
                                                                $     713,546
                                                                -------------
U.S. TREASURY OBLIGATIONS -- 9.1%
U.S. Treasury Notes, 5s, 2011               $    6,985          $   7,086,421
                                                                -------------
    Total U.S. Bonds                                            $  12,036,136
                                                                -------------
    Total Bonds (Identified Cost, $29,933,491)                  $  30,939,451
                                                                -------------

PREFERRED STOCK -- 0.3%

                                              SHARES
UNITED STATES -- 0.3%
Primedia, Inc., 8.625s, (Printing & Publishing)
  (Identified Cost, $742,500)                    7,500          $     225,000
                                                                -------------

REPURCHASE AGREEMENT -- 5.6%

                                        PRINCIPAL AMOUNT
                                          (000 OMITTED)
Merrill Lynch & Co., Inc., dated 6/28/02,
  due 7/1/02, total to be received
  $4,316,701 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                   $    4,316          $   4,316,000
                                                                -------------
    Total Investments
      (Identified Cost, $77,241,934)                            $  76,886,888
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                                            526,320
                                                                -------------
    Net Assets -- 100.0%                                        $  77,413,208
                                                                =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
GLOBAL GOVERNMENTS SERIES
BONDS -- 82.4%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
FOREIGN BONDS -- 51.8%
CANADA -- 2.3%
Government of Canada,
  5.75s, 2006                          CAD         937          $     640,508
Government of Canada, 5.5s, 2009                   806                539,115
                                                                -------------
                                                                $   1,179,623
                                                                -------------
DENMARK -- 3.9%
Kingdom of Denmark, 7s, 2007           DKK       7,008          $   1,023,034
Unikredit Realkred,
  6s, 2022 (RMBS-Single Family)                  7,700              1,012,053
                                                                -------------
                                                                $   2,035,087
                                                                -------------
GERMANY -- 22.6%
Federal Republic of Germany,
  6.75s, 2004                          EUR       4,438          $   4,601,150
Federal Republic of Germany,
  4.5s, 2009                                     5,208              5,041,947
Federal Republic of Germany,
  5.25s, 2010                                    1,018              1,025,612
Federal Republic of Germany,
  4.75s, 2028                                    1,183              1,072,541
                                                                -------------
                                                                $  11,741,250
                                                                -------------
ITALY -- 9.6%
Republic of Italy, 5s, 2008            EUR       4,991          $   4,979,347
                                                                -------------
SPAIN -- 3.9%
Government of Spain, 6s, 2008          EUR       1,960          $   2,049,215
                                                                -------------
SUPRA-NATIONAL -- 3.1%
European Investment Bank, 4s, 2005          $      966          $     976,163
International Bank for
  Reconstruction & Development,
  5s, 2006                                         602                625,888
                                                                -------------
                                                                $   1,602,051
                                                                -------------
SWEDEN -- 1.6%
Kingdom of Sweden, 6s, 2005            SEK       2,100          $     233,148
Kingdom of Sweden, 5s, 2009                      5,845                624,072
                                                                -------------
                                                                $     857,220
                                                                -------------
UNITED KINGDOM -- 4.8%
United Kingdom Treasury,
  7.25s, 2007                          GBP         774          $   1,302,800
United Kingdom Treasury,
  5.75s, 2009                                      767              1,218,672
                                                                -------------
                                                                $   2,521,472
                                                                -------------
    Total Foreign Bonds                                         $  26,965,265
                                                                -------------
U.S. BONDS -- 30.6%
FNMA, 6.5s, 2032                            $      916          $     935,307
GNMA, 6.5s, 2032                                 1,039              1,062,507
U.S. Treasury Bonds, 6.25s, 2023                 1,439              1,541,773
U.S. Treasury Notes, 3.625s, 2004                2,433              2,470,614
U.S. Treasury Notes, 4.625s, 2006                1,677              1,727,310
U.S. Treasury Notes, 3.375s, 2007                  473                492,141
U.S. Treasury Notes, 6.125s, 2007                6,670              7,269,900
U.S. Treasury Notes, 5.75s, 2010                   401                428,942
                                                                -------------
    Total U.S. Bonds                                            $  15,928,494
                                                                -------------
    Total Bonds (Identified Cost, $41,334,419)                  $  42,893,759
                                                                -------------


                                     20-GGS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
SHORT-TERM OBLIGATIONS -- 7.9%

Federal Home Loan Bank,
due 7/01/02, at Amortized Cost              $    4,120          $   4,120,000

REPURCHASE AGREEMENT -- 4.5%
Merrill Lynch & Co., Inc., dated 6/28/02
  due 7/1/02 total to be received $2,338,380
  (secured by various U.S. Treasury and
  Federal Agency obilgations in a jointly
  traded account), at cost                  $    2,338          $   2,338,000
                                                                -------------
    Total Investments
      (Identified Cost, $47,792,419)                            $  49,351,759
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- 5.2%                                          2,700,482
                                                                -------------
    Net Assets -- 100.0%                                        $  52,052,241
                                                                =============

           See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
GLOBAL TOTAL RETURN SERIES
STOCKS -- 55.1%

ISSUER                                        SHARES               VALUE
FOREIGN STOCKS -- 31.7%
AUSTRALIA -- 1.1%
Australia & New Zealand Banking Group Ltd.
  (Banks & Credit Cos.)*                        21,096          $     229,027
QBE Insurance Group Ltd. (Insurance)*          128,940                481,848
Tabcorp Holdings Ltd. (Gaming)                  42,730                300,605
                                                                -------------
                                                                $   1,011,480
                                                                -------------
BELGIUM -- 0.4%
Dexia (Banks & Credit Cos.)                     23,120          $     357,073
                                                                -------------
BERMUDA -- 0.2%
Accenture Ltd. (Business Services)*              5,800          $     110,200
Tyco International Ltd. (Cinglomerate)           4,880                 65,929
                                                                -------------
                                                                $     176,129
                                                                -------------
BRAZIL -- 0.2%
Companhia Vale do Rio Doce, ADR
  (Metals & Minerals)*                           5,660          $     156,612
                                                                -------------
CANADA -- 2.0%
BCE, Inc. (Telecommunications -- Wireline)       7,190          $     125,250
Canadian National Railway Co. (Railroad)        24,289              1,258,170
Encana Corp. (Oil Services)                      4,500                138,421
Quebecor World, Inc.
  (Printing & Publishing)                       11,190                299,982
                                                                -------------
                                                                $   1,821,823
                                                                -------------
DENMARK -- 0.5%
Danske Bank (Banks & Credit Cos.)               23,480          $     431,612
                                                                -------------
FINLAND -- 0.2%
UPM-Kymmene Oyj
  (Forest & Paper Products)                      3,800          $     149,287
                                                                -------------
FRANCE -- 4.5%
Aventis S.A. (Medical & Health Products)        11,840          $     837,287
BNP Paribas S.A. (Banks & Credit Cos.)*          9,560                527,651
Carrefour S.A. (Supermarket)                     3,200                172,835
Castorama Dubois Investissement
  S.A. (Retail)                                  1,023                 65,537
Sanofi-Synthelabo S.A
  (Medical & Health Products)                   10,030                608,951
Societe Television Francaise 1
  (Entertainment)                               11,888                317,643
STMicroelectronics N.V. (Electronics)           10,640                264,791
Technip S.A. (Construction)                      1,440                151,294
Total Fina S.A., ADR (Oils)                     14,062              1,137,616
                                                                -------------
                                                                $   4,083,605
                                                                -------------
GERMANY -- 2.2%
Bayerische Hypo-und Vereinsbank AG
  (Banks & Credit Cos.)                          3,900          $     126,847
Bayerische Motoren Werke AG
  (Automotive)                                   4,700                190,435
Deutsche Post AG
  (Special Products & Services)                 20,490                264,352
Fresenius AG, Preferred
  (Medical & Health Products)                    1,200                 63,867
Linde AG (Industrial)                            8,010                399,233
Muenchener Rueckver AG
  (Financial Institutions)                       1,890                447,068
ProSieben Sat.1 Media AG, Preferred
  (Advertising & Broadcasting)*                 10,800                109,319
Schering AG
  (Medical & Health Products)                    5,660                355,796
                                                                -------------
                                                                $   1,956,917
                                                                -------------
HONG KONG -- 0.1%
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric)                       36,500          $     136,414
                                                                -------------


                                     21-GTR

ISSUER                                        SHARES               VALUE
FOREIGN STOCKS -- continued
IRELAND -- 0.6%
Bank of Ireland (Banks & Credit Cos)            30,660          $     381,055
Irish Life & Permanent PLC
  (Financial Institutions)                      11,220                162,006
                                                                -------------
                                                                $     543,061
                                                                -------------
ITALY -- 0.4%
Assicurazioni Generali S.p.A. (Insurance)        4,500          $     106,445
Snam Rete Gas S.p.A. (Utilities -- Gas)         92,260                271,885
                                                                -------------
                                                                $     378,330
                                                                -------------
JAPAN -- 3.3%
Canon, Inc. (Technical
  Products & Services)                          15,000          $     567,006
East Japan Railway Co. (Railroad)                    7                 32,769
Honda Motor Co., Ltd. (Automotive)              18,100                734,029
Nissan Motor Co., Ltd. (Automotive)             21,000                145,444
Nissin Food Products Co., Ltd.
  (Food & Beverage Products)                     7,400                146,963
Secom Co., Ltd. (Consumer
  Goods & Services)                              6,000                294,392
Shiseido Co. (Consumer
  Goods & Services)                             29,000                386,699
Tokyo Gas Co. Ltd. (Utilities -- Gas)          156,000                433,478
UNI-Charm Corp. (Consumer
  Goods & Services)                              4,900                183,995
                                                                -------------
                                                                $   2,924,775
                                                                -------------
MEXICO-- 0.3%
Fomento Economico Mexicano S.A
  (Food & Beverage Products)                     3,320          $     130,211
Telefonos de Mexico S.A., ADR
  (Telecommunications -- Wireline)               3,490                111,959
                                                                -------------
                                                                $     242,170
                                                                -------------
NETHERLANDS -- 1.9%
Akzo Nobel N.V. (Chemicals)                     18,706          $     812,871
Koninklijke KPN N.V
  (Telecommunications-Wireline)                 19,730                 92,174
Unilever N.V. (Food &
  Beverage Products)                             9,570                625,355
VNU N.V. (Printing & Publishing)*                6,847                189,900
                                                                -------------
                                                                $   1,720,300
                                                                -------------
SOUTH KOREA -- 0.1%
Korea Tobacco & Ginseng Corp.,
  GDR (Tobacco) ##                              11,090          $      72,085
                                                                -------------
SPAIN -- 2.1%
Altadis S.A. (Tobacco)                          21,670          $     446,381
Banco Santander Central Hispano S.A
  (Banks & Credit Cos.)*                        16,100                127,580
Enagas (Natural Gas -- Pipelines)*               9,110                 57,285
Gas Natural SDG S.A. (Utilities -- Gas)         14,450                277,718
Iberdrola S.A. (Utilities -- Electric)          36,910                536,583
Telefonica, S.A. (Telecommunications --
  Wireline)                                     48,062                402,644
                                                                -------------
                                                                $   1,848,191
                                                                -------------
SWEDEN -- 0.1%
Securitas AB (Consumer
  Goods & Services)                              5,800          $     119,032
                                                                -------------
SWITZERLAND -- 1.8%
Nestle S.A. (Food & Beverage Products)           1,236          $     287,615
Swiss Re (Insurance)                             1,350                131,723
Syngenta AG (Chemicals)                         17,622              1,057,060
Synthes-Stratec, Inc. (Medical &
  Health Products)                                 170                103,742
                                                                -------------
                                                                $   1,580,140
                                                                -------------
UNITED KINGDOM -- 9.7%
BP Amoco PLC, ADR (Oils)                        12,652          $     638,800
BT Group PLC
  (Telecommunications -- Wireline)*            108,700                417,570
Cadbury Schweppes PLC
  (Food & Beverage Products)                    68,140                510,534
CGNU PLC (Insurance)*                           12,835                103,209
Diageo PLC (Food &
  Beverage Products)*                           98,481              1,279,060
GlaxoSmithKline PLC
  (Medical & Health Products)                   10,900                235,614
GlaxoSmithKline PLC, ADR
  (Medical & Health Products)                    8,000                345,120
Lloyds TSB Group PLC
  (Banks & Credit Cos.)*                        67,020                667,139
Marks & Spencer Group PLC
  (Retail)*                                     39,967                227,100
National Grid Group PLC
  (Utilities -- Electric)                       58,290                414,075
Next PLC (Retail)                               36,630                520,417
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                  33,915                608,509
Reed International PLC
  (Printing & Publishing)                       90,780                862,830
Royal Bank of Scotland PLC
  (Banks & Credit Cos.)*                        14,591                413,711
Shire Pharmaceuticals Group PLC
  (Medical & Health Products)                    4,200                 37,134
Standard Chartered PLC
  (Banks & Credit Cos.)                         25,624                273,429
Tesco PLC (Supermarkets)*                       78,930                286,965
Unilever PLC (Food &
  Beverage Products)                            42,800                390,161
Vodafone Group PLC
  (Telecommunications -- Wireless)*            297,804                408,575
William Hill PLC (Gaming)*                       5,750                 23,228
                                                                -------------
                                                                $   8,663,180
                                                                -------------
    Total Foreign Stocks                                        $  28,372,216
                                                                -------------
U.S. STOCKS -- 23.4%
AEROSPACE -- 0.3%
Northrop Grumman Corp.                           2,500          $     312,500
                                                                -------------
AUTOMOTIVE -- 0.1%
Delphi Corp.                                     8,000          $     105,600
                                                                -------------
BANKS & CREDIT COS. -- 1.8%
Bank of America Corp.                            9,440          $     664,198
Comerica, Inc.                                   4,160                255,424
FleetBoston Financial Corp.                      7,300                236,155
National City Corp.                              4,500                149,625
SunTrust Banks, Inc.                             2,100                142,212
Wachovia Corp.                                   4,100                156,538
                                                                -------------
                                                                $   1,604,152
                                                                -------------
BUSINESS MACHINES -- 0.2%
International Business Machines Corp.            2,330          $     167,760
                                                                -------------
BUSINESS SERVICES -- 0.1%
ARAMARK Corp.*                                   2,600          $      65,000
                                                                -------------
CELLULAR PHONES -- 0.3%
Motorola, Inc.                                  11,400          $     255,593
                                                                -------------
COMPUTER PRODUCTS -- 0.3%
Hewlett-Packard Co.                             16,730          $     255,634
                                                                -------------
COMPUTER SOFTWARE -- 0.2%
Oracle Corp.*                                   16,200          $     153,414
                                                                -------------

                                     22-GTR

ISSUER                                        SHARES               VALUE
CONSUMER GOODS & SERVICES -- 2.2%
Gillette Co.                                     1,900          $      64,353
Kimberly-Clark Corp.                             2,100                130,200
Nike, Inc., "B"                                  2,400                128,760
Philip Morris Cos., Inc.                        25,696              1,122,401
Procter & Gamble Co.                             5,940                530,442
                                                                -------------
                                                                $   1,976,156
                                                                -------------
ELECTRONICS -- 0.1%
Intel Corp.                                      6,700          $     122,409
                                                                -------------
ENTERTAINMENT -- 0.3%
Viacom, Inc., "B"*                               3,800          $     168,606
Walt Disney Co.                                  5,000                 94,500
                                                                -------------
                                                                $     263,106
                                                                -------------
FINANCIAL INSTITUTIONS -- 2.3%
Citigroup, Inc.                                 12,100          $     468,875
Federal Home Loan Corp.                          9,993                611,572
Federal National Mortgage Assn                   3,230                238,212
Goldman Sachs Group, Inc.                        3,500                256,725
Mellon Financial Corp.                           3,500                110,005
Merrill Lynch & Co., Inc.                        7,280                294,840
PNC Financial Services Group Co.                 1,250                 65,350
                                                                -------------
                                                                $   2,045,579
                                                                -------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Archer-Daniels-Midland Co.                      13,600          $     173,944
Kellogg Co.                                     13,200                473,352
PepsiCo, Inc.                                    2,600                125,320
J.M. Smucker Co.*                                   62                  2,116
                                                                -------------
                                                                $     774,732
                                                                -------------
FOREST & PAPER PRODUCTS -- 0.2%
International Paper Co.                          3,500          $     152,530
                                                                -------------
INDUSTRIAL CHEMICALS -- 0.8%
Air Products & Chemicals, Inc.                  10,110          $     510,252
Praxair, Inc.                                    4,385                249,813
                                                                -------------
                                                                $     760,065
                                                                -------------
INSURANCE -- 2.8%
AFLAC, Inc.                                      7,360          $     235,520
American International Group, Inc.               5,350                365,031
Arthur J. Gallagher & Co.                       11,200                388,080
CIGNA Corp.                                      1,350                131,517
MetLife, Inc.                                   23,800                685,440
St. Paul Cos., Inc.                              6,920                269,326
Willis Group Holdings Ltd.*                     12,560                413,350
                                                                -------------
                                                                $   2,488,264
                                                                -------------
MACHINERY -- 0.4%
Deere & Co.                                      6,930          $     331,947
                                                                -------------
MANUFACTURING PRODUCTS -- 1.3%
3M Co.                                           5,820          $     715,860
Danaher Corp.                                    6,000                398,100
Illinois Tool Works, Inc.                          900                 61,470
ITT Industries, Inc.                               200                 14,120
                                                                -------------
                                                                $   1,189,550
                                                                -------------
MEDICAL & HEALTH PRODUCTS -- 2.6%
Abbott Laboratories, Inc.                        3,400          $     128,010
Baxter International, Inc.                       2,600                115,570
Eli Lilly & Co.                                  7,510                423,564
Johnson & Johnson Co.                            7,820                408,673
Merck & Co., Inc.                                2,500                126,600
Pfizer, Inc.                                     9,500                332,500
Wyeth                                           15,290                782,848
                                                                -------------
                                                                $   2,317,765
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 0.2%
IMS Health, Inc.                                 5,700          $     102,315
Lincare Holdings, Inc.*                          2,600                 83,980
                                                                -------------
                                                                $     186,295
                                                                -------------
METALS & MINERALS -- 0.6%
Alcoa, Inc.                                     15,470          $     512,831
                                                                -------------
NATURAL GAS -- PIPELINE -- 0.2%
El Paso Corp.                                    2,980          $      61,418
National Fuel Gas Co.                            5,500                123,805
                                                                -------------
                                                                $     185,223
                                                                -------------
OIL SERVICES -- 0.4%
Apache Corp.                                     2,300          $     132,204
Devon Energy Corp.                               2,800                137,984
Halliburton Co.                                  4,580                 73,005
                                                                -------------
                                                                $     343,193
                                                                -------------
OILS -- 0.9%
Exxon Mobil Corp.                               17,052          $     697,768
Unocal Corp.                                     3,600                132,984
                                                                -------------
                                                                $     830,752
                                                                -------------
PHOTOGRAPHIC PRODUCTS -- 0.4%
Eastman Kodak Co.                               14,200          $     414,214
                                                                -------------
PRINTING & PUBLISHING -- 0.3%
Gannett Co., Inc.                                3,860          $     292,974
                                                                -------------
RETAIL -- 1.3%
Lowe's Cos., Inc.                                4,830          $     219,282
Sears, Roebuck & Co.                            14,340                778,662
Target Corp.                                     4,120                156,972
                                                                -------------
                                                                $   1,154,916
                                                                -------------
SPECIAL PRODUCTS & SERVICES -- 0.1%
Pall Corp.                                       5,900          $     122,425
                                                                -------------
SUPERMARKETS -- 0.3%
Kroger Co.*                                      4,500          $      89,550
Safeway, Inc.*                                   5,960                173,972
                                                                -------------
                                                                $     263,522
                                                                -------------
TELECOMMUNICATIONS -- WIRELINE -- 0 1%
AT&T Corp.                                      13,100          $     140,170
                                                                -------------
TOBACCO -- 0.2%
Loews Corp. -- Carolina Group                    6,590          $     178,260
                                                                -------------
TRANSPORTATION -- 0.1%
United Parcel Service, Inc.                        930          $      57,428
                                                                -------------
UTILITIES -- ELECTRIC -- 0.7%
Energy East Corp.                                5,300          $     119,780
FPL Group, Inc.                                  2,400                143,976
Keyspan Corp.                                    1,800                 67,770
NSTAR                                            3,000                134,340
TXU Corp.                                        2,700                139,185
                                                                -------------
                                                                $     605,051
                                                                -------------
UTILITIES -- TELEPHONE -- 0.4%
BellSouth Corp.                                 10,900          $     343,350
                                                                -------------
    Total U.S. Stocks                                           $  20,972,360
                                                                -------------
    Total Stocks (Identified Cost $48,079,855)                  $  49,344,576
                                                                -------------


                                     23-GTR

BONDS -- 37.5%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- 21.6%
BANKS & CREDIT COS. -- 0.8%
European Investment Bank, 4s, 2005          $      689          $     696,249
                                                                -------------
U.S. GOVERNMENT AGENCIES -- 3.1%
Federal National Mortgage Assn., 6.5s, 2031 $    1,349          $   1,377,004
Government National Mortgage Assn.,
  6.5s, 2032                                     1,376              1,406,556
                                                                -------------
                                                                $   2,783,560
                                                                -------------
U.S. TREASURY OBLIGATIONS -- 17.7%
U.S. Treasury Bonds, 6.25s, 2023            $    3,100          $   3,321,402
U.S. Treasury Notes, 4.625s, 2006                  903                930,090
U.S. Treasury Notes, 3.375s, 2007                  347                361,140
U.S. Treasury Notes, 6.125s, 2007                9,472             10,323,912
U.S. Treasury Notes, 5.75s, 2010                   864                924,203
                                                                -------------
                                                                $  15,860,747
                                                                -------------
    Total U.S. Bonds                                            $  19,340,556
                                                                -------------
FOREIGN BONDS -- 15.9%
CANADA -- 1.2%
Government of Canada, 5.75s, 2006      CAD         305          $     208,490
Government of Canada, 5.5s, 2009                 1,278                854,825
                                                                -------------
                                                                $   1,063,315
                                                                -------------
DENMARK -- 1.4%
Kingdom of Denmark, 7s, 2007           DKK       8,363          $   1,220,838
                                                                -------------
GERMANY-- 7.8%
Federal Republic of Germany,
  4.75s, 2008                          EUR       1,120          $   1,107,770
Federal Republic of Germany,
  4.5s, 2009                                     5,289              5,120,365
Federal Republic of Germany,
  5.25s, 2010                                      761                766,691
                                                                -------------
                                                                $   6,994,826
                                                                -------------
ITALY -- 1.6%
Republic of Italy, 5s, 2008            EUR       1,415          $   1,411,696
                                                                -------------
JAPAN -- 1.4%
International Bank For
  Reconstruction & Development
  (Banks & Credit Cos.), 5s, 2006           $    1,226          $   1,274,648
                                                                -------------
NEW ZEALAND -- 0.9%
Government of New Zealand,
  7s, 2009                             NZD       1,717          $     852,695
                                                                -------------
SWEDEN -- 0.5%
Kingdom of Sweden, 6s, 2005            SEK       1,100          $     122,125
Kingdom of Sweden, 5s, 2009                      3,050                325,650
                                                                -------------
                                                                $     447,775
                                                                -------------
UNITED KINGDOM -- 1.1%
United Kingdom Treasury, 5.75s, 2009   GBP         639          $   1,015,295
                                                                -------------
    Total Foreign Bonds                                         $  14,281,088
                                                                -------------
    Total Bonds (Identified Cost, $32,556,818)                  $  33,621,644
                                                                -------------

CONVERTIBLE PREFERRED STOCK -- 0.1%

ISSUER                                        SHARES               VALUE
U.S. STOCKS -- 0.1%
General Motors Corp. (Automotive)*, 5.25%,
  (Identified Cost, $130,000)                    5,200          $     136,604
                                                                -------------

SHORT-TERM OBLIGATIONS -- 1.9%

                                        PRINCIPAL AMOUNT
                                          (000 OMITTED)
General Electric Capital Corp., due 7/01/02,
  at Amortized Cost                         $    1,672          $   1,672,000
                                                                -------------
REPURCHASE AGREEMENT -- 3.0%
Merrill Lynch dated 6/28/02 due 7/01/02,
  total to be received $2,708,440
  (secured by various U.S. Treasury and
  Federal Agency obligations in a
  jointly traded account), at Cost          $    2,708          $   2,708,000
                                                                -------------
    Total Investments
      (Identified Cost, $85,146,673)                            $  87,482,824
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.4%                                          2,106,068
                                                                -------------
    Net Assets -- 100.0%                                        $  89,588,892
                                                                =============

           See portfolio footnotes and notes to financial statements.


                                     24-GTR

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
GOVERNMENT SECURITIES SERIES
BONDS -- 92.9%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. GOVERNMENT AGENCIES -- 66.9%
Aid to Lebanon, 7.62s, 2009                 $    6,820          $   7,515,270
Aid to Peru, 9.98s, 2008                         3,548              4,112,548
Empresa Energetica Cornito Ltd.,
  6.07s, 2010                                    9,507              9,918,748
Federal Home Loan Bank, 7.5s, 2027               1,154              1,211,480
Federal Home Loan Bank, 6.5s, 2029              35,506             36,307,306
Federal Home Loan Bank, 7s, 2032                 7,363              7,633,590
Federal Home Loan Mortgage Corp.,
  3.875s, 2005                                  16,392             16,497,652
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                   11,674             11,910,749
Federal Home Loan Mortgage Corp.,
  6.5s, 2029                                     3,448              3,525,773
Federal National Mortgage Assn.,
  6.75s, 2003                                    4,980              4,969,357
Federal National Mortgage Assn.,
  7.125s, 2005                                  12,030             13,113,662
Federal National Mortgage Assn.,
  7.27s, 2005                                    5,751              6,101,134
Federal National Mortgage Assn.,
  5.5s, 2006                                     3,500              3,674,580
Federal National Mortgage Assn.,
  6s, 2008                                      20,000             21,311,000
Federal National Mortgage Assn.,
  7.5s, 2015                                     3,582              3,789,248
Federal National Mortgage Assn.,
  6s, 2016                                      22,067             22,543,246
Federal National Mortgage Assn.,
  6.5s, 2016                                    17,619             18,274,181
Federal National Mortgage Assn.,
  6s, 2017                                      11,087             11,326,452
Federal National Mortgage Assn.,
  7.5s, 2017                                         2                  2,341
Federal National Mortgage Assn.,
  6.262s, 2020                                      21                 21,017
Federal National Mortgage Assn.,
  7.5s, 2022                                        27                 28,795
Federal National Mortgage Assn.,
  7.5s, 2023                                        12                 13,019
Federal National Mortgage Assn.,
  7.5s, 2024                                       141                147,779
Federal National Mortgage Assn.,
  7.5s, 2025                                        28                 29,125
Federal National Mortgage Assn.,
  6.5s, 2027                                     7,511              7,687,972
Federal National Mortgage Assn.,
  7.5s, 2027                                        78                 81,919
Federal National Mortgage Assn.,
  7.5s, 2028                                       386                405,502
Federal National Mortgage Assn.,
  7.5s, 2029                                    11,877             12,474,222
Federal National Mortgage Assn.,
  7.5s, 2030                                     8,037              8,441,789
Federal National Mortgage Assn.,
  6.5s, 2031                                        (0)                     0
Federal National Mortgage Assn.,
  7s, 2031                                       4,607              4,776,382
Federal National Mortgage Assn.,
  7.5s, 2031                                     2,995              3,145,365
Federal National Mortgage Assn.,
  6.5s, 2032                                        (0)                     1
Federal National Mortgage Assn.,
  7s, 2032                                  $    8,591          $   8,907,359
Federal National Mortgage Assn.,
  6.5s, 2099                                    86,876             88,701,247
Financing Corp., 9.4s, 2018                      4,845              6,520,934
Financing Corp., 9.8s, 2018                      7,760             10,771,966
Financing Corp., 10.35s, 2018                    5,100              7,387,503
Government National Mortgage Assn.,
  6.5s, 2003                                         2                  2,140
Government National Mortgage Assn.,
  12.25s, 2015                                       2                  2,887
Government National Mortgage Assn.,
  8.5s, 2022                                     2,811              3,028,582
Government National Mortgage Assn.,
  7.5s, 2023                                       580                618,247
Government National Mortgage Assn.,
  6.5s, 2024                                        24                 24,973
Government National Mortgage Assn.,
  7.5s, 2024                                     1,121              1,194,425
Government National Mortgage Assn.,
  7.5s, 2025                                     6,329              6,681,991
Government National Mortgage Assn.,
  6.5s, 2026                                       412                421,289
Government National Mortgage Assn.,
  7s, 2026                                       1,685              1,752,022
Government National Mortgage Assn.,
  7.5s, 2026                                     1,375              1,451,401
Government National Mortgage Assn.,
  7s, 2027                                       2,052              2,133,827
Government National Mortgage Assn.,
  7.5s, 2027                                     3,455              3,647,659
Government National Mortgage Assn.,
  6.5s, 2028                                    24,148             24,684,144
Government National Mortgage Assn.,
  7s, 2028                                       9,253              9,623,729
Government National Mortgage Assn.,
  7s, 2029                                       7,169              7,455,601
Government National Mortgage Assn.,
  7s, 2030                                      29,516             30,605,855
Government National Mortgage Assn.,
  7s, 2032                                       6,389              6,644,454
Resolution Funding Corp.,
  8.875s, 2020                                   6,000              7,924,980
Small Business Administration,
  8.4s, 2007                                       104                109,160
Small Business Administration,
  9.65s, 2007                                       69                 73,026
Small Business Administration,
  8.7s, 2009                                       850                905,575
Small Business Administration,
  9.05s, 2009                                      100                107,059
Small Business Administration,
  10.05s, 2009                                     113                121,343
Small Business Administration,
  6.34s, 2021                                    3,827              3,980,725
Small Business Administration,
  6.35s, 2021                                    4,781              4,978,582
Small Business Administration,
  6.44s, 2021                                    4,835              5,053,369
Small Business Administration,
  6.625s, 2021                                   4,929              5,200,209
Small Business Administration,
  6.07s, 2022                                    3,965              4,050,467


                                     25-GSS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. GOVERNMENT AGENCIES -- continued
Tennessee Valley Authority, 0s to 2012, 8.25s
  to 2042, 0s, 2042                         $   12,500          $   6,729,875
U.S. Department of Housing &
  Urban Development, 6.83s, 2003                 8,025              8,399,367
U.S. Department of Housing &
  Urban Development, 6.59s, 2016                 5,744              5,736,303
United States Department of Housing &
  Urban Development, 6.36s, 2016                 6,000              6,202,500
U.S. Department of Veterans Affairs,
  7.5s, 2009                                     6,812              7,327,123
                                                                -------------
                                                                $ 530,153,102
                                                                -------------
U.S. TREASURY OBLIGATIONS -- 26.0%
Principal Stripped Payments, 0s, 2017       $   18,000          $   7,624,620
U.S. Treasury Bonds, 11.875s, 2003              18,000             20,298,600
U.S. Treasury Bonds, 12s, 2013                  29,000             40,546,640
U.S. Treasury Bonds, 9.875s, 2015               24,020             34,455,729
U.S. Treasury Bonds, 6.875s, 2025               36,500             42,067,345
U.S. Treasury Bonds, 6.125s, 2029                4,217              4,478,665
U.S. Treasury Notes, 3.25s, 2004                 5,028              5,066,464
U.S. Treasury Notes, 4.625s, 2006               34,943             35,991,290
U.S. Treasury Notes, 3.375s, 2007                8,396              8,733,449
U.S. Treasury Notes, 4.875s, 2012                7,393              7,420,724
                                                                -------------
                                                                $ 206,683,526
                                                                -------------
    Total Bonds (Identified Cost, $724,979,916)                 $ 736,836,628
                                                                -------------
SHORT-TERM OBLIGATIONS -- 11.2%
Federal Farm Credit Bank, due 7/15/02       $   25,000          $  24,983,472
Federal National Mortgage Assn.,
  due 7/15/02                                   64,330             64,287,971
                                                                -------------
    Total Short-Term Obligations,
      at Amortized Cost                                         $  89,271,443
                                                                -------------
REPURCHASE AGREEMENT -- 4.9%
Goldman Sachs, Inc. dated 6/28/02,
  due 7/1/02, total to be recieved
  $39,013,436(secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                   $   39,007          $  39,007,000
                                                                -------------
    Total Investments
      (Identified Cost, $849,398,899)                           $ 865,115,071
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- (9.0%)                                      (71,547,203)
                                                                -------------
    NET ASSETS -- 100.0%                                        $ 793,567,868
                                                                =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
HIGH YIELD SERIES
BONDS -- 92.4%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- 87.4%
ADVERTISING & BROADCASTING -- 10.8%
Acme Television LLC, 10.875s, 2004          $    2,475          $   2,487,375
Allbritton Communications Co.,
  9.75s, 2007                                    1,300              1,339,000
Benedek Communications Corp.
  13.25s, 2006**                                 1,615              1,663,450
Block Communications, Inc.,
  9.25s, 2009 ##                                   495                495,000
CD Radio, Inc., 14.5s, 2009                        600                210,000
Chancellor Media Corp., 8.75s, 2007                650                650,000
Chancellor Media Corp., 8s, 2008                 2,995              2,965,050
Cox Radio, Inc., 6.625s, 2006                    1,150              1,142,091
Echostar Broadband Corp.,
  10.375s, 2007                                  3,050              2,912,750
Echostar DBS Corp., 9.375s, 2009                 2,240              2,072,000
Emmis Communications Corp.,
  8.125s, 2009                                   1,115              1,087,125
Emmis Communications Corp., 0s to
  2006, 12.5s to 2009                            2,662              1,916,640
Entercom Radio/Capital, 7.625s, 2014               340                334,900
Entravision Communications Corp.,
  8.125s, 2009 ##                                  660                660,000
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007                                   1,080              1,101,600
Granite Broadcasting Corp.,
  10.375s, 2005                                    494                454,480
Granite Broadcasting Corp.,
  8.875s, 2008                                     240                210,000
LIN Holdings Corp., 0s to 2003,
  10s to 2008                                    3,910              3,597,200
Lin Television Corp., 8s, 2008                     960                955,200
Panamsat Corp., 8.5s, 2012 ##                    1,515              1,393,800
Paxson Communications Corp.,
  10.75s, 2008                                   1,065              1,022,400
Paxson Communications Corp.,
  0s to 2006, 12.25s to 2009                     1,455                825,713
Pegasus Communications Corp.,
  12.5s, 2007                                    1,250                625,000
Primedia, Inc., 8.875s, 2011                     1,750              1,260,000
Radio One, Inc., 8.875s, 2011                    2,490              2,483,775
Sinclair Broadcast Group, Inc.,
  8s, 2012 ##                                    1,190              1,172,150
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                   2,085              2,147,550
XM Satellite Radio, Inc., 14s, 2010              1,030                484,100
Young Broadcasting, Inc., 8.75s, 2007              275                244,750
Young Broadcasting, Inc., 8.5s, 2008 ##          1,750              1,741,250
                                                                -------------
                                                                $  39,654,349
                                                                -------------
AEROSPACE -- 1.8%
Alliant Techsystems, Inc., 8.5s, 2011       $    1,655          $   1,729,475
Argo-Tech Corp., 8.625s, 2007                      520                457,600
K & F Industries, Inc., 9.25s, 2007              2,305              2,397,200
L-3 Communications Corp.,
  10.375s, 2007                                    605                636,006
L-3 Communications Corp., 8s, 2008                 800                824,000
L-3 Communications Corp., 8.5s, 2008               475                486,875
Stellex Industries, Inc., 9.5s, 2007**             530                     53
                                                                -------------
                                                                $   6,531,209
                                                                -------------
AIRLINES
Airplane Pass-Through Trust,
  10.875s, 2019+                            $      691          $      55,311
                                                                -------------
APPAREL & TEXTILES -- 0.5%
Westpoint Stevens, Inc., 7.875s, 2005       $    2,900          $   1,953,600
                                                                -------------


                                     26-HYS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- continued
AUTOMOTIVE -- 4.8%
Actuant Finance Corp., 13s, 2009            $      728          $     844,480
American Axle & Manufacturing, Inc.,
  9.75s, 2009                                    1,640              1,738,400
Arvinmeritor, Inc., 8.75s, 2012                    840                893,054
Collins & Aikman Floorcovering,
  9.75s, 2010 ##                                   460                469,200
Collins & Aikman Products Co.,
  10.75s, 2011 ##                                1,700              1,708,500
Dana Corp., 10.125s, 2010 ##                       405                415,125
Dana Corp., 9s, 2011                               985                965,300
Delco Remy International, Inc.,
  11s, 2009                                        835                684,700
Dura Operating Corp., 9s, 2009                     555                538,350
Dura Operating Corp., 8.625s, 2012 ##            1,025              1,030,125
Hayes Lemmerz International, Inc.,
  11.875s, 2006 ##**                             1,055                830,813
Lear Corp., 8.11s, 2009                          1,665              1,706,625
Metaldyne Corp., 11s, 2012                         825                804,375
Motors & Gears, Inc., 10.75s, 2006               1,075              1,026,625
Navistar International Corp.,
  9.375s, 2006                                   2,410              2,518,450
Oxford Automotive, Inc.,
  10.125s, 2007**                                   25                  5,000
Trimas Corp., 9.875s, 2012 ##                      670                676,700
Venture Holdings, 9.5s, 2005                     1,130                678,000
                                                                -------------
                                                                $  17,533,822
                                                                -------------
BASIC INDUSTRY -- 0.6%
Foamex LP/Capital Corp.,
  10.75s, 2009 ##                           $      820          $     836,400
International Wire Group, Inc.,
  11.75s, 2005                                     730                653,350
Thermadyne Holdings Corp.,
  0s to 2003, 12.5s to 2008**                    2,900                 14,500
Thermadyne Manufacturing/Capital Corp.,
  9.875s, 2008**                                 1,950                526,500
                                                                -------------
                                                                $   2,030,750
                                                                -------------
BUILDING -- 3.9%
AAF- McQuay, Inc., 8.875s, 2003             $      250          $     249,375
American Standard, Inc., 7.125s, 2003              955                964,550
American Standard, Inc., 7.375s, 2008            2,710              2,791,300
American Standard, Inc., 7.625s, 2010              410                422,300
Atrium Cos, Inc., 10.5s, 2009                    1,605              1,639,106
Beazer Homes USA, Inc., 8.375s, 2012               660                663,300
Building Materials Corp. of America,
  7.75s, 2005                                    1,500              1,321,875
Building Materials Corp. of America,
  8s, 2007                                         705                593,081
Formica Corp., 10.875s, 2009**                   1,310                353,700
MMI Products, Inc., 11.25s, 2007 ##              1,505              1,535,100
Nortek, Inc., 9.25s, 2007                        1,955              1,979,437
Nortek, Inc., 8.875s, 2008                         915                921,863
WCI Communities, Inc.,
  9.125s, 2012 ##                                  825                818,813
                                                                -------------
                                                                $  14,253,800
                                                                -------------
BUSINESS SERVICES -- 1.4%
General Binding Corp.,
  9.375s, 2008                              $    1,840          $   1,600,800
Iron Mountain, Inc., 8.625s, 2013                1,195              1,221,887
Pierce Leahy Corp., 9.125s, 2007                   675                700,313
Unisystem Corp., 8.125s, 2006                    1,745              1,727,550
                                                                -------------
                                                                $   5,250,550
                                                                -------------
CHEMICALS -- 2.6%
Compass Minerals Group, Inc.,
  10s, 2011 ##                              $    1,530          $   1,614,150
Huntsman ICI Holdings, 0s, 2009                    250                 60,000
Huntsman ICI Holdings, 10.125s, 2009             2,005              1,764,400
Huntsman International LLC,
  9.875s, 2009 ##                                  325                325,812
Johnson Diversey, Inc.,
  9.625s, 2012 ##                     EUR          175                181,535
Lyondell Chemical Co., 9.625s, 2007         $      905                864,275
Lyondell Chemical Co., 9.875s, 2007                780                746,850
Lyondell Chemical Co., 9.5s, 2008                  650                604,500
Macdermid, Inc., 9.125s, 2011                    1,005              1,055,250
Noveon, Inc., 11s, 2011                            785                832,100
Pioneer Companies, Inc., 5.538s, 2006               53                 34,782
Sovereign Specialty Chemicals,
  11.875s, 2010                                  1,200              1,104,000
Sterling Chemicals, Inc., 11.75s, 2006**           240                 33,600
Sterling Chemicals, Inc., 12.375s, 2006**          120                111,600
Sterling Chemicals, Inc., 11.25s, 2007**         1,100                154,000
Sterling Chemicals, Inc., 13.5s, 2008**            575                  1,438
                                                                -------------
                                                                $   9,488,292
                                                                -------------
CONSUMER CYCLICAL -- 0.5%
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                $    2,045          $   2,024,550
                                                                -------------
CONSUMER GOODS & SERVICES -- 1.9%
American Safety Razor Co.,
  9.875s, 2005                              $    1,000          $     850,000
Remington Products Co., 11s, 2006                  305                233,325
Samsonite Corp., 10.75s, 2008                    1,250              1,006,250
Sealy Mattress Co., 9.875s, 2007                 2,265              2,276,325
Simmons Co., 10.25s, 2009                        2,360              2,478,000
                                                                -------------
                                                                $   6,843,900
                                                                -------------
CONTAINERS -- 3.0%
Atlantis Plastics, Inc., 11s, 2003          $      525          $     519,750
Ball Corp., 7.75s, 2006                          1,000              1,030,000
Ball Corp., 8.25s, 2008                            825                853,875
Consolidated Container Co., 10.125s, 2009        1,495              1,296,913
Graphic Packaging Corp., 8.625s, 2012 ##           815                843,525
Huntsman Packaging Corp., 13s, 2010              1,630              1,699,275
Plastipak Holdings, Inc., 10.75s, 2011           1,365              1,498,087
Silgan Holdings, Inc., 9s, 2009                  3,000              3,090,000
                                                                -------------
                                                                $  10,831,425
                                                                -------------
CORPORATE ASSET-BACKED -- 2.4%
Anthracite I Ltd., 6s, 2037 ##              $    1,300          $     882,578
Commercial Mortgage Acceptance Corp.
  5.44s, 2030                                    2,700              2,019,761
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                      745                703,496
Morgan Stanley Capital I, Inc.,
  6.12s, 2031                                      936                708,327
Morgan Stanley Capital I, Inc.,
  7.713s, 2039                                   1,490              1,325,322
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                   1,000                895,674
Nationslink Funding Corp., 5s, 2009              3,000              2,317,500
                                                                -------------
                                                                $   8,852,658
                                                                -------------
DEFENSE ELECTRONICS -- 0.5%
MOOG, Inc., 10s, 2006                       $    1,850          $   1,887,000
                                                                -------------
ENERGY -- 0.9%
P&L Coal Holdings Corp., 8.875s, 2008       $      734          $     772,535
P&L Coal Holdings Corp., 9.625s, 2008            2,333              2,467,148
                                                                -------------
                                                                $   3,239,683
                                                                -------------


                                     27-HYS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- continued
ENERGY -- INDEPENDENT -- 1.6%
Belden & Blake Corp., 9.875s, 2007          $      755          $     664,400
Chesapeake Energy Corp.,
  8.125s, 2011 ##                                3,730              3,664,725
Pioneer Natural Resources Co.,
  9.625s, 2010                                     870                956,200
Stone Energy Corp., 8.25s, 2011                    570                572,850
                                                                -------------
                                                                $   5,858,175
                                                                -------------
ENTERTAINMENT -- 1.2%
AMC Entertainment, Inc., 9.5s, 2011         $    2,495          $   2,473,169
Regal Cinemas, Inc., 9.375s, 2012 ##             1,700              1,759,500
                                                                -------------
                                                                $   4,232,669
                                                                -------------
FOOD & BEVERAGE PRODUCTS -- 1.4%
Burns Philp Capital, Ltd., 9.75s, 2012      $    2,580          $   2,554,200
Michael Foods Acquisition, Inc.,
  11.75s, 2011                                   2,250              2,452,500
                                                                -------------
                                                                $   5,006,700
                                                                -------------
FOREST & PAPER PRODUCTS -- 1.8%
Appleton Papers, Inc., 12.5s, 2008 ##       $    1,145          $   1,127,825
Buckeye Cellulose Corp., 8.5s, 2005                550                495,000
Buckeye Technologies, Inc., 8s, 2010             1,040                852,800
Fibermark, Inc., 10.75s, 2011                    1,100              1,058,750
Riverwood International Corp.,
  10.625s, 2007                                  1,000              1,052,500
Riverwood International Corp.,
  10.875s, 2008                                    540                561,600
Speciality Paperboard, Inc.,
  9.375s, 2006 ##                                  800                736,000
U.S. Timberlands, 9.625s, 2007                   1,290                851,400
                                                                -------------
                                                                $   6,735,875
                                                                -------------
GAMING -- 9.6%
Ameristar Casinos, Inc., 10.75s, 2009       $      910          $     975,975
Argosy Gaming Co., 10.75s, 2009                    440                473,000
Argosy Gaming Co., 9s, 2011                        530                543,913
Autotote Corp., 12.5s, 2010                        970              1,086,400
Aztar Corp., 8.875s, 2007                        2,830              2,847,687
Boyd Gaming Corp., 9.25s, 2009                   1,430              1,501,500
Coast Hotels & Casinos, Inc., 9.5s, 2009         2,925              3,071,250
Hollywood Park, Inc., 9.25s, 2007                1,585              1,418,575
Horseshoe Gaming LLC, 8.625s, 2009               2,680              2,726,900
Host Marriott LP, 9.5s, 2007 ##                     25                 25,219
Isle of Capri Casinos, Inc., 9s, 2012            1,645              1,661,450
Mandalay Resort Group, 9.5s, 2008                1,250              1,325,000
MGM Grand, Inc., 9.75s, 2007                       465                490,575
MGM Mirage, Inc., 8.5s, 2010                     2,165              2,232,288
MGM Mirage, Inc., 8.375s, 2011                   4,305              4,326,525
Park Place Entertainment Corp.,
  8.875s, 2008                                   2,070              2,132,100
Park Place Entertainment Corp.,
  8.125s, 2011                                   3,150              3,134,250
Station Casinos, Inc., 8.375s, 2008              1,765              1,802,506
Station Casinos, Inc., 8.875s, 2008              1,465              1,486,975
Station Casinos, Inc., 9.875s, 2010              1,179              1,246,793
Venetian Casino Resort LLC,
  11s, 2010 ##                                     500                503,125
                                                                -------------
                                                                $  35,012,006
                                                                -------------
HOME CONSTRUCTION -- 2.1%
D. R. Horton, Inc., 8s, 2009                $    2,765          $   2,751,175
D. R. Horton, Inc., 9.75s, 2010                  1,150              1,190,250
Interface, Inc., 10.375s, 2010 ##                  450                478,687
Williams Scotsman, Inc., 9.875s, 2007            3,415              3,261,325
                                                                -------------
                                                                $   7,681,437
                                                                -------------
INDUSTRIAL -- 0.2%
Johnson Diversey, Inc., 9.625s, 2012 ##     $      805          $     841,225
                                                                -------------
INSURANCE -- PROPERTY & CASUALTY -- 0.7%
Willis Corroon Corp., 9s, 2009 #            $    2,495          $   2,569,850
                                                                -------------
INTERNET
PSINet, Inc., 11s, 2009**                   $      350          $      34,125
                                                                -------------
LODGING -- 2.2%
Corrections Corp. of America,
  9.875s, 2009 ##                           $      485          $     499,550
Eldorado Resorts LLC, 10.5s, 2006                  800                776,000
HMH Properties, Inc., 8.45s, 2008                2,915              2,856,700
Prime Hospitality Corp., 8.375s, 2012 ##           160                156,800
Starwood Hotels & Resorts,
  7.875s, 2012 ##                                1,865              1,827,700
Vail Resorts, Inc., 8.75s, 2009                  1,815              1,815,000
                                                                -------------
                                                                $   7,931,750
                                                                -------------
MACHINERY -- 2.8%
Agco Corp., 9.5s, 2008                      $    2,330          $   2,463,975
Blount, Inc., 7s, 2005                           1,685              1,470,162
Blount, Inc., 13s, 2009                            185                124,875
Columbus McKinnon Corp., 8.5s, 2008              1,890              1,738,800
JLG Industries, Inc., 8.375s, 2012 ##              840                840,000
Manitowoc Co., Inc., 10.375s, 2011                 810                854,220
NMHG Holding Co., 10s, 2009 ##                     370                375,550
Numatics, Inc., 9.625s, 2008                       120                 70,800
Terex Corp., 9.25s, 2011                           400                414,000
Terex Corp., 10.375s, 2011                       1,760              1,892,000
                                                                -------------
                                                                $  10,244,382
                                                                -------------
MEDIA -- CABLE -- 3.8%
Adelphia Communications Corp.,
  8.375s, 2008**                            $    3,055          $   1,222,000
Adelphia Communications Corp.,
  9.375s, 2009**                                   415                168,075
Avalon Cable Holdings LLC,
  0s to 2003, 11.875s to 2008                    1,950              1,365,000
Charter Communications Holdings,
  8.25s, 2007                                    3,430              2,298,100
Charter Communications Holdings,
  0s to 2004, 9.92s to 2011                      3,150              1,512,000
CSC Holdings, Inc., 8.125s, 2009                   210                173,896
FrontierVision Holding LP, 11.875s, 2007            75                 50,250
Insight Midwest, 9.75s, 2009                     2,440              2,244,800
Lenfest Communications, Inc., 10.5s, 2006        1,345              1,453,098
Mediacom LLC, 9.5s, 2013                         1,455              1,258,575
Mediacom LLC, 11s, 2013                          1,220              1,140,700
NTL Communications Corp.,
  0s to 2003, 12.375s to 2006**                  4,990                998,000
NTL, Inc., 0s to 2003, 9.75s to 2008 ##**          435                 95,700
                                                                -------------
                                                                $  13,980,194
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 5.1%
Alaris Medical Systems, Inc., 11.625s, 2006 $      335          $     376,875
Alliance Imaging, Inc., 10.375s, 2011            1,250              1,325,000
Beverly Enterprises, Inc., 9.625s, 2009          1,875              1,917,187
Fisher Scientific International, Inc.,
  9s, 2008                                       2,020              2,065,450
Fresenius Medical Care Capital Trust II,
  7.875s, 2008                                   2,035              1,831,500
HCA Healthcare Co., 7.875s, 2011                 3,890              4,132,775
Healthsouth Corp., 8.5s, 2008                      985              1,034,250
Healthsouth Corp., 8.375s, 2011                  2,895              3,025,275
Insight Health Services Corp.,
  9.875s, 2011                                     510                512,550
Prime Medical Services, Inc.,
  8.75s, 2008                                      610                573,400


                                     28-HYS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- continued
MEDICAL & HEALTH TECHNOLOGY SERVICES -- continued
Rotech Healthcare, Inc., 9.5s, 2012 ##      $      330          $     336,600
Triad Hospital, Inc., 8.75s, 2009                1,515              1,583,175
                                                                -------------
                                                                $  18,714,037
                                                                -------------
METALS & MINERALS -- 0.2%
Century Aluminum Co., 11.75s, 2008          $      310          $     333,250
Doe Run Resources Corp.,
  11.25s, 2005**                                 1,000                200,000
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003**                                   275                 49,500
Ryerson Tull, Inc., 9.125s, 2006                   330                327,271
                                                                -------------
                                                                $     910,021
                                                                -------------
NATURAL GAS -- PIPELINE -- 0.2%
Magnum Hunter Resources, Inc.,
  9.6s, 2012 ##                             $      820          $     840,500
                                                                -------------
OIL SERVICES -- 4.0%
AmeriGas Partners LP, 10.125s, 2007         $    1,360          $   1,394,000
Clark Refining & Marketing, Inc.,
  8.625s, 2008                                     660                640,200
Dresser, Inc., 9.375s, 2011 ##                   2,235              2,262,937
Encore Acquisition Co., 8.375s, 2012               510                511,275
Gulfmark Offshore, Inc., 8.75s, 2008             1,575              1,580,906
Mission Resources Corp., 10.875s, 2007           1,600              1,312,000
Pioneer Natural Resources Co., 7.5s, 2012          975                993,419
Sesi LLC, 8.875s, 2011                           1,190              1,201,900
Tesoro Petroleum Corp., 9s, 2008                   755                687,050
Tesoro Petroleum Corp., 9.625s, 2012 ##            695                649,825
Vintage Petroleum, Inc., 8.25s, 2012 ##            975                957,938
Westport Resources Corp., 8.25s, 2011              950                973,750
XTO Energy, Inc., 7.5s, 2012                     1,300              1,326,000
                                                                -------------
                                                                $  14,491,200
                                                                -------------
POLLUTION CONTROL -- 2.8%
Allied Waste North America, Inc.,
  7.625s, 2006                              $    2,990          $   2,885,350
Allied Waste North America, Inc.,
  8.875s, 2008                                   1,135              1,112,300
Allied Waste North America, Inc.,
  10s, 2009                                        275                270,209
Joy Global, Inc., 8.75s, 2012 ##                 1,890              1,932,525
Waste Management, Inc.
  6.875s, 2009                                     977                985,969
Waste Management, Inc.
  7.375s, 2010                                   3,089              3,216,205
                                                                -------------
                                                                $  10,402,558
                                                                -------------
PRINTING & PUBLISHING -- 1.2%
American Media Operations, Inc.,
  10.25s, 2009 ##                           $      895          $     939,750
Hollinger International Publishing,
  9.25s, 2007                                    1,010              1,040,300
Liberty Group Operating, Inc.,
  9.375s, 2008                                     370                340,862
Mail-Well I Corp., 9.625s, 2012 ##                 990                999,900
Transwestern Publishing Co.,
  9.625s, 2007                                     425                442,000
World Color Press, Inc., 7.75s, 2009               700                707,385
                                                                -------------
                                                                $   4,470,197
                                                                -------------
RAILROADS -- 0.5%
Kansas City Southern Railway Co.,
  7.5s, 2009 ##                             $    1,795          $   1,797,244
                                                                -------------
STEEL -- 3.1%
AK Steel Corp., 9.125s, 2006                $    1,655          $   1,730,468
AK Steel Corp., 7.875s, 2009                     1,395              1,395,000
AK Steel Corp., 7.75s, 2012                      1,435              1,427,825
California Steel Industry, Inc.,
  8.5s, 2009                                $      360          $     362,700
Commonwealth Aluminum Corp.,
  10.75s, 2006                                   1,405              1,412,025
Jorgensen (Earle M) Co., 9.75s, 2012 ##          1,325              1,305,125
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2049**                                 1,275                994,500
United States Steel LLC,
  10.75s, 2008 ##                                1,100              1,144,000
WCI Steel, Inc., 10s, 2004                       2,635              1,475,600
                                                                -------------
                                                                $  11,247,243
                                                                -------------
STORES -- 2.6%
Advance Stores Co., Inc., 10.25s, 2008      $      815          $     855,750
Cole National Group, Inc., 8.625s, 2007          1,135              1,123,650
Cole National Group, Inc.,
  8.875s, 2012 ##                                1,645              1,632,662
Finlay Enterprises, Inc., 9s, 2008                 450                433,688
Finlay Fine Jewelry Corp., 8.375s, 2008          1,325              1,296,844
Gap, Inc., 10.55s, 2008                          2,215              2,259,300
J.Crew Operating Corp., 10.375s, 2007            1,370              1,185,050
PCA LLC/PCA Finance Corp.,
  11.875s, 2009                                    600                594,000
                                                                -------------
                                                                $   9,380,944
                                                                -------------
SUPERMARKETS -- 1.6%
Fleming Cos, Inc., 10.625s, 2007            $      970          $     950,600
Fleming Cos, Inc., 10.125s, 2008                 1,420              1,441,300
Jitney-Jungle Stores of America, Inc.,
  12s, 2006**                                    1,140                      0
Jitney-Jungle Stores of America, Inc.,
  10.375s, 2007**                                  250                      0
Pathmark Stores, Inc., 8.75s, 2012               1,005              1,020,075
Roundys, Inc., 8.875s, 2012 ##                   1,180              1,177,050
Southland Corp., 5s, 2003                        1,330              1,356,600
                                                                -------------
                                                                $   5,945,625
                                                                -------------
TECHNOLOGY -- 0.2%
Unisystem Corp., 7.875s, 2008               $      830          $     813,400
                                                                -------------
TELECOMMUNICATIONS -- WIRELESS-- 1.9%
Alamosa PCS Holdings, Inc., 0s to 2005,
  12.875s to 2010                           $    2,175          $     326,250
American Cellular Corp., 9.5s, 2009                450                 81,000
Centennial Cellular Operating Co.,
  10.75s, 2008                                   2,325              1,116,000
Crown Castle International Corp.,
  10.75s, 2011                                   1,685              1,112,100
McCaw International Ltd., 0s to 2002,
  13s, 2007**                                    1,500                 18,750
Nextel Communications, Inc., 0s to 2003,
  9.95s, 2008                                    4,405              2,114,400
Nextel International, Inc., 0s to 2003,
  12.125s, 2008**                                1,175                 11,750
Nextel Partners, Inc., 12.5s, 2009 ##              700                294,000
Rural Cellular Corp., 9.75s, 2010 ##             1,225                588,000
Triton PCS, Inc., 8.75s, 2011                    2,325              1,429,875
                                                                -------------
                                                                $   7,092,125
                                                                -------------
TELECOMMUNICATIONS -- WIRELINE-- 0.3%
Exodus Communications, Inc.,
  11.625s, 2010**                           $      225          $      37,125
Focal Communications Corp., 0s to 2003,
  12.125s, 2008                                    640                 83,200
Hyperion Telecommunication, Inc.,
  12s, 2007**                                    1,500                    150
ICG Holdings, Inc.,**                              655                 24,563
ITC Deltacom, Inc., 9.75s, 2008**                1,000                230,000


                                     29-HYS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- continued
TELECOMMUNICATIONS -- WIRELINE -- CONTINUED
MJD Communications, Inc., 9.5s, 2008        $      850          $     705,500
Nextlink Communications, Inc.,
  9.625s, 2007**                                   350                  8,750
Nextlink Communications, Inc.,
  10.75s, 2009**                                   875                 21,875
Nextlink Communications, Inc.,
  0s to 2004, 12.25s, 2009**                       900                 13,500
PSINet, Inc., 10.5s, 2006**                      1,200                117,000
Worldwide Fiber, Inc., 12s, 2009**               1,000                    100
                                                                -------------
                                                                $   1,241,763
                                                                -------------
TIRE & RUBBER -- 0.2%
Day International Group, Inc.,
  11.125s, 2005                             $      615          $     611,925
                                                                -------------
TRANSPORTATION -- 0.1%
Petroleum Helicopters, Inc.,
  9.375s, 2009 ##                           $      325          $     333,125
                                                                -------------
UTILITIES -- ELECTRIC -- 0.4%
Nisource Finance Corp., 7.5s, 2003          $      659          $     661,109
Western Resorts, Inc., 7.875s, 2007 ##             680                675,451
                                                                -------------
                                                                $   1,336,560
                                                                -------------
    Total U.S. Bonds                                            $ 320,187,754
                                                                -------------
FOREIGN BONDS -- 5.0%
BELGIUM -- 0.1%
Tele1 Europe B.V., 13s, 2009
  (Telecom-Wireline)                        $    2,025          $     283,500
                                                                -------------
CANADA -- 1.7%
Acetex Corp., 10.875s, 2009 (Chemicals)     $    1,375          $   1,436,875
Canwest Media, Inc., 10.625s,
  2011 (Advertising & Broadcasting)                320                318,400
GT Group Telecommunications, Inc.,
  0s to 2005, 13.25s, 2010
  (Telecom-Wireline)                             2,900                  7,250
Luscar Coal Ltd., 9.75s, 2011
  (Energy -- Independent)                          990              1,089,366
Quebecor Media, Inc., 11.125s,
  2011 (Advertising & Broadcasting)              1,420              1,398,700
PCI Chemicals Canada Co. (Chemicals)**,
  10s, 2008                                        160                109,154
Russel Metals, Inc., 10s,
  2009 (Metals & Minerals)                         870                909,150
Tembec Industries, Inc., 7.75s,
  2012 (Forest & Paper Products)                 1,110              1,101,675
                                                                -------------
                                                                $   6,370,570
                                                                -------------
GERMANY -- 0.2%
Messer Grieshiem Holding AG, 10.375s,
  2011 (Chemicals)                     EUR         745          $     785,671
                                                                -------------
GREECE -- 0.1%
Fage Dairy Industries S.A.,
  9s, 2007 (Food & Beverage Products)       $      490          $     460,600
                                                                -------------
LUXEMBOURG
Millicom International Cellular,
  13.5s, 2006 (Telecom -- Wireless)         $      481          $     168,350
                                                                -------------
MEXICO -- 0.4%
Corporacion Durango SA, 13.75s,
  2009 (Forest & Paper Products)            $    1,800          $   1,494,000
                                                                -------------
NETHERLANDS -- 0.9%
Completel Europe N.V., 0s to 2004,
  14s, 2009 (Telecom -- Wireline)           $    1,605          $     112,350
Kappa Beheer B.V., 10.625s,
  2009 (Forest & Paper Products)                 2,415              2,632,350
United Pan-Europe Commerce N.V.,
  11.25s, 2010 (Media -- Cable)**           $      575          $      74,750
Yell Finance B.V., 10.75s,
  2011 (Printing & Publishing)                     410                446,900
                                                                -------------
                                                                $   3,266,350
                                                                -------------
NORWAY -- 0.2%
Ocean Rig Norway As, 10.25s,
  2008 (Oil Services)                       $      640          $     563,200
                                                                -------------
SINGAPORE -- 0.4%
Flextronics International Ltd., 9.875s,
  2010 (Electronics)                        $    1,260          $   1,316,700
                                                                -------------
UNITED KINGDOM -- 1.0%
Dolphin Telecom PLC, 0s to 2003,
  11.5s, 2008 (Telecom -- Wireless)**       $    4,275          $         428
Energis PLC, 9.75s, 2009
  (Telecom -- Wireline)**                          620                 37,200
Euramax International PLC,
  11.25s, 2006 (Metals & Minerals)                 860                860,000
Global Tele-Systems Ltd., 10.875s,
  2008 (Telecom -- Wireline)                       200                    500
Jazztel PLC, 14s, 2009
  (Telecom -- Wireline)                          1,020                 81,600
Ono Finance PLC, 13s, 2009
  (Media -- Cable)                               3,185              1,019,200
Ono Finance PLC, 14s, 2011
  (Media -- Cable)                                 750                262,500
Premier International Foods PLC,
  12s, 2009 (Food & Beverage Products)             400                434,000
Telewest Communications PLC, 9.625s,
  2006 (Media -- Cable)                            440                171,600
Telewest Communications PLC,
  11s, 2007 (Media -- Cable)                       755                302,000
Telewest Communications PLC, 0s to 2004,
  9.25s, 2009 (Media -- cable)                     850                280,500
Telewest Communications PLC, 0s to 2005,
  11.375s, 2010 (Media -- Cable)                   415                120,350
                                                                -------------
                                                                $   3,569,878
                                                                -------------
    Total Foreign Bonds                                         $  18,278,819
                                                                -------------
    Total Bonds (Identified Cost, $389,096,739)                 $ 338,466,573
                                                                -------------

STOCKS -- 0.4%

                                              SHARES
U.S. STOCKS -- 0.1%
APPAREL & TEXTILES -- 0.1%
Sind Holdings, Inc.*                             3,355          $     218,075
                                                                -------------
CONSUMER GOODS & SERVICES
Ranger Industries, Inc.*                           788          $          79
                                                                -------------
MACHINERY
IKS Corp.*                                       7,360          $      13,248
                                                                -------------
METALS & MINERALS
Metal Management, Inc.*                         58,442          $     198,703
                                                                -------------
PRINTING & PUBLISHING
Golden Books Family Entertainment,
  Inc.*                                         17,708          $         354
                                                                -------------
REAL ESTATE
Atlantic Gulf Communities Corp.+*                   30          $           0
                                                                -------------
    Total U.S. Stocks                                           $     430,459
                                                                -------------
FOREIGN STOCKS -- 0.3%
BERMUDA
Global Crossings Holdings Ltd.,
  Preferred (Telecom-- Wireline)**              12,893          $       6,446
                                                                -------------


                                     30-HYS

ISSUER                                        SHARES               VALUE
Foreign Stocks -- continued
NETHERLANDS
Completel Europe N.V
  (Telecom -- Wireline) ##*                     60,450          $       7,150
Versatel Telecom International N.V
  (Telecom -- Wireline)*                         1,710                  5,674
                                                                -------------
                                                                $      12,824
                                                                -------------
SWEDEN
Song Networks Holding AB
  (Telecom -- Wireline)*                        23,777          $       4,280
                                                                -------------
UNITED KINGDOM -- 0.3%
COLT Telecom Group PLC
  (Telecom -- Wireline)                      2,035,000          $   1,180,300
COLT Telecom Group PLC, ADR
  (Telecom -- Wireline)*                         3,639                  9,461
                                                                -------------
                                                                $   1,189,761
                                                                -------------
    Total Foreign Stocks                                        $   1,213,311
                                                                -------------
    Total Stocks (Identified Cost, $6,382,223)                  $   1,643,770
                                                                -------------
PREFERRED STOCK -- 0.6%
Consumer Goods & Services
Renaissance Cosmetics, Inc., 14s*                  852          $           0
                                                                -------------
MEDIA -- CABLE -- 0.4%
CSC Holdings, Inc., 11.125s                     22,533          $   1,397,046
                                                                -------------
PRINTING & PUBLISHING -- 0.2%
Primedia, Inc., 8.625s                          20,165          $     604,950
Primedia, Inc., 10s*                             4,000                152,000
                                                                -------------
                                                                $     756,950
                                                                -------------
Telecommunications -- Wireline
Nextel Communications, Inc., 11.125s               203          $      40,600
                                                                -------------
    Total Preferred Stock
      (Identified Cost, $4,619,394)                             $   2,194,596
                                                                -------------
WARRANTS
Cybernet Internet Services International
  (Computer Software)*                             800          $         200
GT Group Telecommunications, Inc.
  (Utilities -- Telephone)*                      2,900                      0
ICO, Inc. (Oil Services)*                       25,000                    250
Knology, Inc. (Telecom-- Wireline) ##*             525                    525
Loral Orion Network Systems, Inc.
  (Telecom -- Wireline)*                         1,000                  3,000
Loral Orion Network Systems, Inc.
  (Telecom -- Wireline)*                         1,100                  5,500
McCaw International Ltd.
  (Telecom -- Wireless) ##**                       850                      1
Metronet Communications Corp.
  (Telecom -- Wireline) ##*                        650                 16,250
Ono Finance PLC (Media -- Cable)*                3,185                    398
Ono Finance PLC (Telecom -- Wireline)*             750                     94
Pliant Corp. (Containers) ##**                     660                  6,600
Renaissance Cosmetics, Inc.
  (Consumer Goods & Services)*                     689                      0
XM Satellite Radio, Inc.,
  (Utilities -- Telephones)*                     1,030                  5,665
                                                                -------------
    Total Warrants
      (Identified Cost, $869,626)                               $      38,483
                                                                -------------

SHORT-TERM OBLIGATIONS -- 2.8%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
General Electric Capital Corp.,
due 7/01/02                                 $    4,414          $   4,414,000
New Center Asset Trust, due 7/01/02              5,842              5,842,000
                                                                -------------
    Total Short-Term Obligations,
      at Amortized Cost                                         $  10,256,000
                                                                -------------
REPURCHASE AGREEMENT -- 1.4%
Merrill Lynch, dated 6/30/02,
  due 7/1/02, total to be received
  $4,963,806 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                   $    4,963          $   4,963,000
                                                                -------------
    Total Investments
      (Identified Cost, $416,186,982)                           $ 357,562,422
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.4%                                          8,797,381
                                                                -------------
    NET ASSETS -- 100.0%                                        $ 366,359,803
                                                                =============

           See portfolio footnotes and notes to financial statements.


                                     31-HYS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
INTERNATIONAL INVESTORS TRUST SERIES
STOCKS -- 96.6%

ISSUER                                        SHARES               VALUE
FOREIGN STOCKS -- 93.2%
AUSTRALIA -- 2.7%
Australia & New Zealand Banking
  Group Ltd. (Banks & Credit Cos.)*             37,263          $     404,543
News Corp., Ltd. (Media)*                       30,300                165,071
QBE Insurance Group Ltd. (Insurance)*          191,271                714,778
Tabcorp Holdings Ltd. (Gaming)                  66,570                468,320
                                                                -------------
                                                                $   1,752,712
                                                                -------------
BELGIUM -- 1.3%
Dexia (Banks & Credit Cos.)                     43,910          $     678,162
Fortis (Banks & Credit Cos.)                     9,100                193,550
                                                                -------------
                                                                $     871,712
                                                                -------------
BRAZIL -- 0.2%
Companhia Vale do Rio Doce
  (Metals & Minerals)*                           4,750          $     131,432
                                                                -------------
CANADA -- 6.8%
Alcan, Inc. (Metals & Minerals)                 25,140          $     955,459
BCE, Inc. (Telecommunications)                   8,165                142,234
Canadian National Railway Co.
  (Railroad)                                    32,526              1,684,847
Encana Corp. (Utilities -- Gas)                 14,200                436,793
Kingsway Financial Services, Inc.
  (Insurance)*                                  12,090                136,970
Manulife Financial Corp. (Insurance)             7,500                215,634
Quebecor World, Inc.
  (Printing & Publishing)                       22,310                598,088
Toronto-Dominion Bank
  (Banks & Credit Cos.)                         10,800                255,524
                                                                -------------
                                                                $   4,425,549
                                                                -------------
DENMARK -- 1.3%
Danske Bank (Banks & Credit Cos.)               46,420          $     853,297
                                                                -------------
FINLAND -- 1.5%
Huhtamaki Oyj (Containers)                       5,400          $     244,770
UPM-Kymmene Oyj (Forest
  & Paper Products)                             17,800                699,735
                                                                -------------
                                                                $     944,505
                                                                -------------
FRANCE -- 10.5%
Aventis S.A. (Pharmaceuticals)                  18,600          $   1,315,333
BNP Paribas S.A. (Banks & Credit Cos.)*         17,520                966,992
Carrefour S.A. (Food Retail)                     8,100                437,488
Castorama Dubois Investissement S.A
  (Retail)                                       3,483                223,135
Sanofi-Synthelabo S.A. (Medical &
  Health Products)                              20,470              1,242,795
Societe Television Francaise 1
  (Entertainment)                               18,484                493,885
STMicroelectronics N.V. (Electronics)            8,640                215,019
Technip S.A. (Construction)                      4,260                447,577
Total Fina S.A., ADR (Oils)                     17,910              1,448,919
                                                                -------------
                                                                $   6,791,143
                                                                -------------
GERMANY -- 6.1%
Bayerische Motoren Werke AG
  (Automotive)                                   8,400          $     340,352
Deutsche Post AG
  (Transportation Services)                     39,200                505,739
Fresenius AG, Preferred
  (Medical Supplies)                             2,280                121,347
Fresenius Medical Care AG, Preferred
  (Medical Supplies)                             3,940                132,769
HypoVereinsbank (Banks &
  Credit Cos.)                                   9,370                304,758
Linde AG (Engineering)                          16,790                836,844
Munchener Ruckvers AG
  (Financial Institutions)                       3,230          $     764,037
ProSieben Sat.1 Media AG, Preferred
  (Broadcasting)*                               22,800                230,784
Schering AG (Pharmaceuticals)                   11,720                736,738
                                                                -------------
                                                                $   3,973,368
                                                                -------------
HONG KONG -- 0.5%
HongKong Electric Holdings Ltd.
  (Utilities-- Electric)                        93,000          $     347,576
                                                                -------------
IRELAND -- 1.6%
Bank of Ireland (Banks & Credit Cos )           71,320          $     886,395
Irish Life & Permanent PLC
  (Financial Institutions)                      10,100                145,834
                                                                -------------
                                                                $   1,032,229
                                                                -------------
ITALY -- 1.8%
Assicurazioni Generali S.p.A. (Insurance)       13,860          $     327,850
Snam Rete Gas S.p.A. (Gas)                     273,810                806,903
                                                                -------------
                                                                $   1,134,753
                                                                -------------
JAPAN -- 10.1%
Asahi Breweries, Ltd.
  (Food & Beverage Products)                    26,000          $     217,607
Canon, Inc. (Business Machines)                 27,000              1,020,611
Credit Saison Co., Ltd. (Banks &
  Credit Cos.)                                  10,600                251,644
East Japan Railway Co. (Railroads)                  37                173,206
Fast Retailing Co. (Retail)                      4,400                 95,461
Honda Motor Co., Ltd. (Automotive)              30,200              1,224,733
Japan Tobacco, Inc. (Tobacco)                       40                268,358
Nippon Telegraph & Telephone Corp.
  (Utilities -- Telephone)                          55                226,260
Nissan Motor Co., Ltd. (Automotive)             21,000                145,444
Nissin Food Products Co., Ltd.
  (Food Products)                               27,900                554,089
NTT DoCoMo, Inc.
  (Telecommunications)                             113                278,162
Secom Co., Ltd. (Business Services)              5,500                269,860
Shiseido Co., Ltd. (Consumer
  Goods & Services)                             55,000                733,394
Tokyo Gas Co. Ltd. (Gas)                       321,000                891,964
UNI-Charm Corp. (Forest &
  Paper Products)                                4,300                161,465
                                                                -------------
                                                                $   6,512,258
                                                                -------------
MEXICO -- 0.7%
Cemex S.A. (Building Products)                   6,050          $     159,478
Fomento Economico Mexicano S.A
  (Food & Beverage Products)                     3,295                129,230
Telefonos de Mexico S.A., ADR
  (Telecommunications)                           5,600                179,648
                                                                -------------
                                                                $     468,356
                                                                -------------
NETHERLANDS -- 6.1%
Akzo Nobel N.V. (Chemicals)                     33,260          $   1,445,317
ING Groep N.V. (Financial Services)              7,452                190,962
Koninklijke Philips Electronics N.V
  (Electronics)                                  7,777                216,690
KPN N.V. (Telecommunications)                   93,170                435,267
OPG Groep N.V. (Pharmaceuticals)                 3,500                149,885
Unilever N.V. (Food and
  Beverage Products)                            10,280                671,750
VNU N.V. (Publishing)*                          22,551                625,447
Vodafone Libertel N.V
  (Telecommunications-Wireless)*                33,710                228,918
                                                                -------------
                                                                $   3,964,236
                                                                -------------

                                     32-IIT

ISSUER                                        SHARES               VALUE
FOREIGN STOCKS -- continued
SOUTH KOREA -- 0.8%
Korea Tobacco & Ginseng Corp., GDR
  (Tobacco) ##                                  45,190          $     293,735
South Korea Telecom Co., Ltd., ADR
  (Telecommunications)                           8,500                210,715
                                                                -------------
                                                                $     504,450
                                                                -------------
SPAIN -- 5.9%
Acciona S.A. (Construction)                      3,300          $     143,727
Altadis, S.A. (Tobacco)                         47,590                980,309
Banco Santander Central Hispano S.A
  (Banks & Credit Cos.)*                        37,900                300,328
Enagas (Natural Gas)*                           15,000                 94,322
Gas Natural SDG S.A. (Gas)                      26,670                512,576
Iberdrola S.A. (Utilities -- Electric)          68,890              1,001,496
Telefonica, S.A
  (Telecommunications)                          91,561                767,062
                                                                -------------
                                                                $   3,799,820
                                                                -------------
SWEDEN -- 1.1%
Alfa Laval AB (Special Products &
  Services)*                                    12,500          $     124,874
Rottneros AB (Forest &
  Paper Products)                              115,500                126,671
Saab AB, "B" (Aerospace)                         9,460                120,699
Securitas AB (Consumer Goods &
  Services)                                     17,700                363,252
                                                                -------------
                                                                $     735,496
                                                                -------------
SWITZERLAND -- 4.9%
Converium Holding AG (Insurance)                 4,360          $     224,842
Nestle S.A. (Food & Beverage Products)           1,084                252,245
Swiss Reinsurance (Insurance)                    2,280                222,465
Syngenta AG (Chemicals)                         30,437              1,825,771
Synthes-Stratec, Inc. (Medical &
  Health Products)                                 545                332,584
UBS AG (Banks & Credit Cos.)*                    6,560                329,276
                                                                -------------
                                                                $   3,187,183
                                                                -------------
UNITED KINGDOM -- 29.3%
Aviva PLC (Insurance)*                          11,520          $      92,635
BP Amoco PLC, ADR (Oils)                        25,206              1,272,651
British Sky Broadcasting Group PLC
  (Broadcasting)                                13,210                126,664
BT Group PLC (Telecom -- Wireline)*            234,500                900,829
Cadbury Schweppes PLC (Food &
  Beverage)                                    116,810                875,190
Capital Radio PLC (Broadcasting)                19,800                190,153
Chubb PLC (Electrical Equipment)                41,490                 99,614
Diageo PLC (Food & Beverage
  Products)*                                   169,948              2,207,265
Glaxo Wellcome PLC, ADR (Medical &
  Health Products)                              20,400                880,056
GlaxoSmithKline PLC (Medical &
  Health Product)                               11,680                252,475
Hanson PLC (Building Products)                  29,700                212,112
HSBC Holdings PLC (Banks &
  Credit Cos.)*                                 18,090                208,064
Intertek Testing Services PLC
  (Business Services)*                          26,360                173,993
Lloyds TSB Group PLC (Banks &
  Credit Cos.)*                                119,660              1,191,135
Marks & Spencer Group PLC
  (Retail)*                                     41,216                234,197
National Grid Group PLC
  (Utilities -- Electric)                      131,310                932,787
NEXT PLC (Retail)                               52,410                744,610
Reckitt Benckiser PLC (Consumer
  Goods & Services)*                            75,450          $   1,353,738
Reed International PLC (Publishing)            178,500              1,696,577
Rio Tinto PLC (Metals and Mining)*              11,200                205,391
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                        39,326              1,115,043
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)                             14,000                123,781
Standard Chartered PLC (Banks &
  Credit Cos.)                                  45,700                487,655
Tesco PLC (Food & Beverage)*                   162,660                591,382
Unilever PLC (Consumer Goods &
  Services)                                     96,300                877,862
Vodafone Group PLC
  (Telecommunications)*                        440,698                604,620
William Hill PLC (Gaming)*                      38,670                156,214
Willis Group Holdings Ltd. (Insurance)*         25,270                831,636
WPP Group PLC (Advertising)                     40,800                344,563
                                                                -------------
                                                                $  18,982,892
                                                                -------------
    Total Foreign Stocks                                        $  60,412,967
                                                                -------------
U.S. STOCKS -- 3.4%
3M Co. (Manufacturing)                           4,520          $     555,960
AFLAC, Inc. (Insurance)                         21,000                672,000
Loews Corp. -- Carolina Group
  (Tobacco)                                      7,150                193,407
Philip Morris Cos., Inc. (Consumer
  Goods & Services)                             17,795                777,286
St. Paul Cos., Inc. (Insurance)                    490                 19,071
                                                                -------------
    Total U.S. Stocks                                           $   2,217,724
                                                                -------------
    Total Stocks (Identified Cost, $59,978,982)                 $  62,630,691
                                                                -------------

SHORT-TERM OBLIGATIONS -- 2.7%

                                        PRINCIPAL AMOUNT
                                          (000 OMITTED)
UBS Finance, Inc., due 7/01/02,
  at Amortized Cost                         $    1,743          $   1,743,000
                                                                -------------
    Total Investments
      (Identified Cost, $61,721,982)                            $  64,373,691
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                                            428,570
                                                                -------------
    Net Assets -- 100.0%                                        $  64,802,261
                                                                =============

           See portfolio footnotes and notes to financial statements.


                                     33-IIT

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2002
MONEY MARKET SERIES
COMMERCIAL PAPER -- 72.4%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
AES Hawaii, Inc., due 7/12/02               $   15,000          $  14,991,750
American Express Credit Corp.,
  due 8/05/02                                   17,000             16,968,597
Bank One Corp., due 8/23/02                     15,000             15,000,000
Barclays U.S. Funding, due 8/12/02              10,504             10,481,942
Barton Capital Corp.,
  due 7/08/02 - 9/06/02                         14,185             14,168,844
Bayer Hypo, due 8/23/02                         14,350             14,350,183
Corporate Asset Fund,
  due 8/15/02 - 9/04/02                         25,000             24,933,375
Credit Suisse, due 7/31/02                      15,000             14,977,250
CXC, Inc., due 8/14/02                          12,969             12,940,151
Dexia Delaware, due 8/12/02 - 8/13/02           20,000             19,957,617
Edison Asset Securitization LLC,
  due 7/01/02                                   29,390             29,390,000
Enterprise Funding Corp., due 7/17/02           12,150             12,140,334
Falcon Asset Securitization,
  due 7/02/02 - 7/22/02                         25,000             24,983,838
FCAR Owner Trust, due 8/01/02                   10,000              9,984,242
General Electric Capital Corp.,
  due 7/01/02 - 12/10/02                        29,637             29,390,760
Govco, Inc., due 8/12/02 - 9/09/02              20,385             20,324,813
Halifax PLC, due 8/27/02                         5,000              4,985,354
ING America Insurance Holdings,
  due 9/19/02 - 9/26/02                         29,100             28,979,363
JP Morgan & Co., due 10/07/02                    4,742              4,718,893
Kittyhawk Funding Corp.,
  due 9/03/02                                   26,676             26,589,896
Lloyds TSB Bank, due 8/14/02                    15,000             14,967,000
New Center Asset Trust,
  due 7/01/02 - 9/10/02                         29,434             29,389,873
Old Line Funding Corp.,
  due 8/16/02 - 9/20/02                         20,000             19,926,360
Preferred Receivables Funding,
  due 7/01/02                                   15,000             15,000,000
Royal Bank Canada, due 7/31/02                  10,000              9,986,250
Salomon Smith Barney Holdings, Inc.,
  due 9/24/02                                   15,000             14,936,958
Societe Generale, due 7/09/02                   25,000             24,989,667
Trident Capital Finance, Inc.,
  due 8/15/02 - 10/01/02                        28,762             28,668,103
UBS Finance, Inc., due 7/01/02                  29,390             29,390,000
                                                                -------------
    Total Commercial Paper,
      at Amortized Cost                                         $ 537,511,413
                                                                -------------
U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS -- 22.8%
UNITED STATES -- 22.8%
Federal Home Loan Bank,
  due 7/24/02 - 12/26/02                    $   56,600          $  56,436,450
Federal Home Loan Mortgage Corp.,
  due 8/14/02 - 10/11/02                        18,400             18,364,130
Federal National Mortgage Assn.,
  due 7/24/02 - 11/05/02                        94,841             94,563,509
                                                                -------------
    Total U.S. Government and Agency
      Obligations, at Amortized Cost                            $ 169,364,089
                                                                -------------

REPURCHASE AGREEMENT -- 3.8%

Goldman Sachs dated 6/28/02, due 7/1/02,
total to be received $28,306,770 (secured
by various U.S. Treasury and Federal
Agency obligations in a jointly traded
account), at Cost                           $   28,302          $  28,302,000
                                                                -------------
    Total Investments
      (Amortized Cost, $735,177,502)                            $ 735,177,502
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.0%                                          7,503,015
                                                                -------------
    Net Assets                                   100.0%         $ 742,680,517
                                                                =============

           See portfolio footnotes and notes to financial statements.


                                     34-MKS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
STRATEGIC INCOME SERIES
BONDS -- 91.3%

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- 70.1%
ADVERTISING & BROADCASTING -- 1.7%
Chancellor Media Corp., 8.125s, 2007        $      250          $     243,750
Charter Communications Holdings,
  8.625s, 2009                                     285                190,950
Echostar DBS Corp., 9.375s, 2009                   275                254,375
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                      90                 92,700
Young Broadcasting, Inc., 8.5s, 2008               250                248,750
                                                                -------------
                                                                $   1,030,525
                                                                -------------
APPAREL & TEXTILES -- 0.5%
Westpoint Stevens, Inc., 7.875s, 2008       $      490          $     298,900
                                                                -------------
AUTOMOTIVE -- 0.6%
Falcon Auto Dealership LLC,
  3.405s, 2023                              $      998          $     143,727
Ford Motor Credit Co., 7.375s, 2011                212                214,410
                                                                -------------
                                                                $     358,137
                                                                -------------
BANKS & CREDIT COS. -- 2.1%
Bank America Corp., 7.4s, 2011              $      431          $     471,307
Credit Suisse First Boston Usa,
  6.5s, 2012                                       133                134,576
GS Escrow Corp., 7s, 2003                          563                584,069
Midland Funding Corp., "B",
  13.25s, 2006                                      75                 77,072
Natexis AMBS Co. LLC, 8.44s, 2049 ##                 9                  9,991
                                                                -------------
                                                                $   1,277,015
                                                                -------------
BUILDING -- 1.5%
American Standard, Inc., 7.625s, 2010       $      475          $     489,250
Building Materials Corp. of America,
  8.625s, 2006                                     150                129,187
CRH America Inc., 6.95s, 2012                      111                116,296
Nortek, Inc., 9.25s, 2007                          200                202,500
                                                                -------------
                                                                $     937,233
                                                                -------------
BUILDING MATERIALS -- 0.2%
Terex Corp., 9.25s, 2011                    $      125          $     129,375
                                                                -------------
BUSINESS SERVICES -- 0.3%
Pierce Leahy Corp., 9.125s, 2007            $      150          $     155,625
                                                                -------------
CHEMICALS -- 1.1%
Huntsman ICI Holdings, 10.125s, 2009        $      300          $     264,000
Lyondell Chemical Co., 9.625s, 2007                425                405,875
                                                                -------------
                                                                $     669,875
                                                                -------------
COAL -- 0.2%
Luscar Coal Limited, 9.75s, 2011            $      135          $     148,550
                                                                -------------
COMMUNICATION SERVICES-- 0.6%
Comcast Cable Communications,
  6.75s, 2011                               $      264          $     233,983
Paxson Communications Corp.,
  12.25s, 2009                                     210                119,175
                                                                -------------
                                                                $     353,158
                                                                -------------
CONSUMER CYCLICAL -- 0.4%
Williams Scotsman, Inc., 9.875s, 2007       $      275          $     262,625
                                                                -------------
CONSTRUCTION SERVICES -- 0.4%
D. R. Horton, Inc., 8s, 2009                $      270          $     268,650
                                                                -------------
CONTAINERS -- 0.8%
Consolidated Container Co.,
  10.125s, 2009                             $      250          $     216,875
Silgan Holdings, Inc., 9s, 2009 ##                 275                283,250
                                                                -------------
                                                                $     500,125
                                                                -------------
CORPORATE ASSET-BACKED -- 6.1%
Chase Commercial Mortgage Secs Corp.
  6.6s, 2012                                $      360          $     304,185
Commercial Mortgage Acceptance Corp.
  5.44s, 2030                                      630                471,278
Commercial Mortgage Asset Trust,
  6.25s, 2013                               $      350          $     265,535
Continental Airlines Pass-Through Trust, Inc.,
  6.545s, 2020                                     225                215,951
DLJ Commercial Mortgage Corp.,
  0s, 2005                                      14,500                328,834
DLJ Mortgage Acceptance Corp.,
  8s, 2003                                         400                397,887
GMAC Commercial Mortgage Security,
  Inc., 6.02s, 2033                                350                280,984
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                     250                223,918
Nationslink Funding Corp., 5s, 2009                740                571,650
Tiaa Retail Commercial Mortgage Trust,
  7.17s, 2032                                      628                667,933
                                                                -------------
                                                                $   3,728,155
                                                                -------------
DEFENSE ELECTRONICS -- 0.3%
L 3 Communications Corp., 7.625s, 2012      $      170          $     170,425
                                                                -------------
ENERGY -- 2.0%
Firstenegy Corp., 5.5s, 2006                $      201          $     195,748
P&L Coal Holdings Corp., 9.625s, 2008              181                191,408
Progress Energy Inc., 5.85s, 2008                  508                507,396
Pseg Power Llc, 7.75s, 2011                        189                199,739
Valero Energy Corp., 6.875s, 2012                  140                143,991
                                                                -------------
                                                                $   1,238,282
                                                                -------------
ENERGY -- INDEPENDENT -- 0.4%
Chesapeake Energy Corp., 8.125s, 2011       $      275          $     270,187
                                                                -------------
FINANCIAL INSTITUTIONS -- 2.4%
Devon Financing Corp., 6.875s, 2011         $      234          $     243,696
General Motors Acceptance Corp.,
  7s, 2012                                         453                453,680
Morgan Stanley Capital I, Inc.,
  6.12s, 2031                                      144                108,973
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                      250                236,072
Morgan Stanley Capital I, Inc.,
  7.713s, 2039                                     250                222,370
Residential Accredit Lns Inc.,
  7.75s, 2027                                      233                232,371
                                                                -------------
                                                                $   1,497,162
                                                                -------------
FOOD & BEVERAGE PRODUCTS -- 1.1%
Burns Philp Capital Pty Limited,
  9.75s, 2012                               $      405          $     400,950
Michael Foods, Inc., 11.75s, 2011                  250                272,500
                                                                -------------
                                                                $     673,450
                                                                -------------
FOREST & PAPER PRODUCTS -- 1.1%
Buckeye Cellulose Corp., 9.25s, 2008        $      450          $     402,750
Meadwestvaco Corp., 6.85s, 2012                    110                114,164
Weyerhaeuser Co., 6.75s, 2012                      155                159,360
                                                                -------------
                                                                $     676,274
                                                                -------------
GAMING -- 2.3%
Coast Hotels & Casinos, Inc.,
  9.5s, 2009                                $      135          $     141,750
MGM Mirage, 8.375s, 2011                           240                241,200
Park Place Entertainment Corp.,
  8.875s, 2008                                     505                520,150
Station Casinos, Inc., 8.375s, 2008                475                485,094
                                                                -------------
                                                                $   1,388,194
                                                                -------------
INDUSTRIAL -- 0.6%
Waste Management Inc. Delaware,
  6.5s, 2008                                $      369          $     373,304
                                                                -------------

                                     35-SIS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
U.S. BONDS -- continued
LODGING -- 0.5%
Starwood Hotels & Resorts, 7.875s, 2012     $      300          $     294,000
                                                                -------------
MACHINERY -- 0.7%
Agco Corp., 9.5s, 2008                      $      250          $     264,375
New Terex Corp., 8.875s, 2008                      140                142,100
                                                                -------------
                                                                $     406,475
                                                                -------------
MEDIA -- 0.3%
CSC Holdings, Inc., 8.125s, 2009            $      188          $     155,381
                                                                -------------
MEDIA -- CABLE -- 2.3%
Adelphia Communications Corp.,
  9.375s, 2009                              $      250          $     101,250
Charter Communications Holdings,
  8.25s, 2007                                      250                167,500
Lenfest Communications, Inc.,
  10.5s, 2006                                      125                135,046
Mediacom Broadband LLC & Media,
  11s, 2013                                        270                252,450
NTL Communications Corp.,
  12.375s, 2008                                    200                 40,000
Panamsat Corp., 8.5s, 2012                         230                211,600
Time Warner Entertainment Co. LP,
  8.875s, 2012                                     471                498,336
                                                                -------------
                                                                $   1,406,182
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 1.3%
American Med International N.V.,
  0s, 2002                                  $      250          $     249,063
Fisher Scientific International Inc.
  8.125s, 2012                                     140                139,300
Tenet Healthcare Corp., 6.375s, 2011               434                439,323
                                                                -------------
                                                                $     827,686
                                                                -------------
NATURAL GAS -- PIPELINE -- 0.8%
Consolidated Natural Gas Co.,
  6.25s, 2011                               $      478          $     478,617
                                                                -------------
POLLUTION CONTROL -- 0.6%
Allied Waste North America, Inc.,
  7.625s, 2006                              $      100          $      96,500
Allied Waste North America, Inc.,
  10s, 2009                                        275                270,209
                                                                -------------
                                                                $     366,709
                                                                -------------
PRINTING & PUBLISHING -- 0.2%
Hollinger International Publishing,
  9.25s, 2007                               $      100          $     103,000
                                                                -------------
RESTAURANTS & LODGING -- 0.4%
HMH Properties, Inc., 8.45s, 2008           $      275          $     269,500
                                                                -------------
SOVEREIGN BONDS -- 0.2%
Kaztransoil Co., 8.5s, 2006                 $      120          $     116,400
                                                                -------------
STEEL -- 0.8%
AK Steel Corp., 9.125s, 2006                $      200          $     209,120
Alaska Steel Corp., 7.75s, 2012                    215                213,925
WCI Steel, Inc., 10s, 2004                         175                 98,000
                                                                -------------
                                                                $     521,045
                                                                -------------
SUPERMARKETS -- 0.5%
Fleming Cos Inc., 9.25s, 2010               $      295          $     290,575
                                                                -------------
TECHNOLOGY -- 0.1%
Unisystem Corp., 7.875s, 2008               $       50          $      49,000
                                                                -------------
TELECOMMUNICATIONS
WorldCom, Inc., 7.75s, 2027                 $      187          $      29,920
                                                                -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.7%
Centennial Cellular Operating Co.,
  10.75s, 2008                              $      200          $      96,000
Crown Castle International Corp.,
  10.75s, 2011                                     300                198,000
Mobile Telesystems Finance Sa,
  10.95s, 2004                                     130                128,050
                                                                -------------
                                                                $     422,050
                                                                -------------
TELECOMMUNICATIONS -- WIRELINE -- 1.6%
Citizens Communications Co.,
  8.5s, 2006                                $      265          $     260,058
Nextlink Communications, Inc.,
  10.75s, 2009                                     235                  5,875
Sprint Capital Corp., 6s, 2007                     368                308,984
Verizon New York Inc., 6.875s, 2012                416                420,434
                                                                -------------
                                                                $     995,351
                                                                -------------
U.S. GOVERNMENT AGENCIES -- 21.1%
FNMA, 1.68s, 2002                           $      500          $     499,673
FNMA, 1.87s, 2002                                1,528              1,528,000
FNMA, 4.25s, 2005                                  600                612,168
FNMA, 5.5s, 2006                                   500                524,940
FNMA, 6s, 2008                                   1,750              1,864,712
FNMA, 6.5s, 2031                                 3,128              2,986,865
FNMA, 7.125s, 2005                                 900                981,072
GNMA, 6.5s, 2028                                 1,367              1,397,655
GNMA, 7s, 2031                                   2,460              2,555,564
                                                                -------------
                                                                $  12,950,649
                                                                -------------
U.S. TREASURY OBLIGATIONS -- 10.6%
U.S. Treasury Bonds, 10.375s, 2012          $      750          $     963,953
U.S. Treasury Notes, 5s, 2011                      856                867,881
U.S. Treasury Notes, 6.875s, 2006                2,625              2,914,249
U.S. Treasury Bonds,
  5.375s, 2031                                     400                391,684
U.S. Treasury Notes,
  4.625s, 2006                                     683                703,490
U.S. Treasury Notes,
  4.875s, 2012                                     668                670,505
                                                                -------------
                                                                $   6,511,762
                                                                -------------
UTILITIES -- ELECTRIC -- 0.7%
Niagara Mohawk Power Corp.,
  7.25s, 2002                               $       76          $      76,376
Niagara Mohawk Power Corp.,
  8.77s, 2018                                      242                251,365
Northwestern Corp., 7.875s, 2007                   142                127,395
                                                                -------------
                                                                $     455,136
                                                                -------------
    Total U.S. Bonds                                            $  43,054,664
                                                                -------------
FOREIGN BONDS -- 21.2%
ALGERIA -- 0.2%
Republic of Algeria, 2.875s, 2006           $      117          $     107,055
                                                                -------------
BRAZIL -- 0.8%
Banco Nacional de Desenvolvi, 17.246s, 2008
  (Banks & Credit Cos.) ##                  $       85          $      61,412
Federal Republic of Brazil, 8.875s, 2024            64                 31,040
Federal Republic of Brazil, 10.125s, 2027          396                201,960
Federal Republic of Brazil, 8s, 2014               195                121,359
Federal Republic of Brazil, 12.25s, 2030            95                 57,950
                                                                -------------
                                                                $     473,721
                                                                -------------
BULGARIA -- 1.0%
National Republic of Bulgaria, 7.5s, 2013   $      461          $     432,212
National Republic of Bulgaria, 8.25s, 2015         145                144,275
National Republic of Bulgaria, 9.375s, 2024         60                 53,700
                                                                -------------
                                                                $     630,187
                                                                -------------

                                     36-SIS

                                         PRINCIPAL AMOUNT
ISSUER                                    (000 OMITTED)            VALUE
FOREIGN BONDS -- continued
CANADA -- 3.2%
Abitibi Consolidated Inc. (Forest &
  Paper Products), 8.55s, 2010              $      140          $     144,889
Government of Canada, 5.5s, 2010                   807                536,643
Government of Canada, 5.5s, 2009                 1,877              1,255,483
                                                                -------------
                                                                $   1,937,015
                                                                -------------
DENMARK -- 2.1%
Kingdom of Denmark, 6s, 2009           DKK         605          $      84,771
Unikredit Realkred (RMBS-Single Family),
  6s, 2022                                       9,242              1,214,726
                                                                -------------
                                                                $   1,299,497
                                                                -------------
DOMINICAN REPUBLIC -- 0.2%
Dominican Republic, 9.5s, 2006              $      120          $     126,600
                                                                -------------
EL SALVADOR -- 0.1%
El Salvador Republic, 8.25s, 2032           $       69          $      67,620
                                                                -------------
GERMANY -- 6.1%
BBVA Bancomer, 10.5s, 2011
  (Banks & Credit Cos.)                     $       80          $      85,200
Federal Republic of Germany,
  4.5s, 2009                           EUR       1,908              1,847,165
Federal Republic of Germany,
  4.75s, 2008                                      266                263,095
Federal Republic of Germany,
  5.25s, 2010                                    1,243              1,252,295
Federal Republic of Germany,
  6.75s, 2004                                      286                296,514
                                                                -------------
                                                                $   3,744,269
                                                                -------------
GRAND CAYMAN ISLANDS -- 0.2%
Anthracite Cdo I LTD, 6s, 2037              $      200          $     135,781
                                                                -------------
KAZAKHSTAN -- 0.1%
Hurricane Hydrocarbons Ltd. (Oils), 12s,
  2006                                      $       80          $      79,200
                                                                -------------
MALAYSIA -- 0.4%
Petroliam Nasional Berhd (Soverigh-Em),
  7.75s, 2015                               $      120          $     127,500
Petronas Cap Ltd (Oil Services),
  7.875s, 2022                                     100                 99,342
                                                                -------------
                                                                $     226,842
                                                                -------------
MEXICO -- 1.2%
Corp. Durango, 13.125s, 2006
  (Forest & Paper Products)                 $      110          $      96,800
Durango Sa De Cv Corp. (Forest &
  Paper Products), 13.75s, 2009                    186                154,380
Pemex Project Funding Master Trust
  (Oil Services), 9.125s, 2010                      65                 67,279
Pemex Project Funding Master Trust 144A
  (Oil Services), 8.625s, 2022                     100                 97,750
Petroleos Mexicanos, 9.5s, 2027 (Oils)             129                133,193
United Mexican States, 11.375s, 2016                59                 72,953
United Mexican States, 11.5s, 2026                 104                131,144
                                                                -------------
                                                                $     753,499
                                                                -------------
NETHERLANDS -- 0.2%
PTC International Finance BV, 10.75s,
  2007 (Telecommunications)                 $      117          $     119,340
                                                                -------------
NEW ZEALAND -- 0.9%
Government of New Zealand,
  8s, 2006                             NZD       1,094          $     563,111
                                                                -------------
PANAMA -- 0.1%
Republic of Panama, 9.375s, 2029            $       65          $      64,675
                                                                -------------
PHILIPPINES -- 0.1%
Republic of Philippines, 10.625s, 2025      $       52          $      53,170
                                                                -------------
RUSSIA -- 2.2%
Ministry of Finance, 12.75s, 2028           $      431          $     515,907
Russian Federation, 3s, 2006                       675                459,973
Russian Federation, 5s, 2030                $      510          $     354,216
                                                                -------------
                                                                $   1,330,096
                                                                -------------
SINGAPORE-- 0.6%
DBS Capital Funding Corp.
  (Financial Services), 7.657s, 2049        $      234          $     245,204
Flextronics International Ltd, 9.875s, 2010
  (Electronics)                                    125                130,625
                                                                -------------
                                                                $     375,829
                                                                -------------
SOUTH AFRICA -- 0.2%
Republic of South Africa, 7.375s, 2012      $       98          $      96,897
                                                                -------------
SOUTH KOREA -- 0.2%
Hanvit Bank, 12.75s, 2010
  (Banks and Credit Cos.)                   $      124          $     145,382
                                                                -------------
UNITED KINGDOM -- 0.2%
Dolphin Telecom PLC, 14s, 2009
  (Telecom -- Wireless)**                   $      400          $          40
United Kingdom Treasury, 5.75s, 2009GBP             76                120,755
                                                                -------------
                                                                $     120,795
                                                                -------------
UNITED STATES -- 0.9%
Unicredito Italiano Capital Trust,
  9.2s, 2049 (Banks & Credit Cos.)          $      500          $     582,505
                                                                -------------
    Total Foreign Bonds                                         $  13,033,086
                                                                -------------
    Total Bonds (Identified Cost, $56,686,203)                  $  56,087,750
                                                                -------------

PREFERRED STOCK -- 0.2%

                                              SHARES
UNITED STATES -- 0.2%
CSC Holdings, Inc., 11.125s, (Media)*
  (Identified Cost, $136,250)                    1,637          $     101,494
                                                                -------------

SHORT-TERM OBLIGATIONS -- 4.0%

                                        PRINCIPAL AMOUNT
                                          (000 OMITTED)
Falcon Asset Securitiztn, due 7/15/02,
  at Amortized Cost                         $    2,447          $   2,445,306
                                                                -------------
REPURCHASE AGREEMENT -- 9.9%
Merrill Lynch & Co., Inc., dated 06/28/02,
  due 07/01/02, total to be received
  $6,102,991.58 (secured by varuous
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                   $    6,102          $   6,102,000
                                                                -------------
    Total Investments (Identified Cost, $65,369,759)            $  64,736,550
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES -- (5.4%)                                       (3,342,907)
                                                                -------------
    Net Assets -- 100.0%                                        $  61,393,643
                                                                =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.
  +Restricted Security.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below:
AUD = Australian Dollars
CAD = Canadian Dollars
CHF = Swiss Franc
DKK = Danish Kroner
EUR = Euro
GBP = British Pounds
NZD = NewZealand Dollars
SEK = Swedish Krona
SGD = Singapore Dollars


                                     37-SIS

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)-- June 30, 2002

                                                                                   EMERGING     GLOBAL ASSET  GLOBAL       GLOBAL
                                                                        BOND    MARKETS EQUITY  ALLOCATION GOVERNMENTS TOTAL RETURN
                                                                       SERIES      SERIES         SERIES     SERIES       SERIES
                                                                    ------------  -----------  -----------  -----------  -----------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                        $213,555,725  $44,314,127  $77,241,934  $47,792,419  $85,146,673
    Unrealized appreciation (depreciation)                              (333,664)    (110,805)    (355,046)   1,559,340    2,336,151
                                                                    ------------  -----------  -----------  -----------  -----------
      Total investments, at value                                   $213,222,061  $44,203,322  $76,886,888  $49,351,759  $87,482,824
  Cash                                                                    13,896       41,613        1,213          732          404
  Investments of cash collateral for securities loaned,
   at identified cost and value                                             --      4,861,126      970,070         --           --
  Foreign currency, at value (identified cost, $--, $545,334, $--,
   $--and $--, respectively)                                                --        555,834         --           --           --
  Receivable for daily variation margin on open                             --           --        125,523         --           --
  Net receivable for forward foreign currency exchange contracts not subject
    to master netting agreements                                            --           --         66,144       12,338       33,142
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                    --           --        374,926      667,194      230,000
  Receivable for investments sold                                        813,531    1,075,872    3,169,952    3,267,467    1,920,356
  Receivable for series shares sold                                      582,129       84,154        8,442       70,907      221,719
  Interest and dividends receivable                                    3,080,396      210,513      887,520    1,064,648      946,245
  Other assets                                                              --            262        1,593       20,652        --
                                                                    ------------  -----------  -----------  -----------  -----------
        Total assets                                                $217,712,013  $51,032,696  $82,492,271  $54,455,697  $90,834,690
                                                                    ============  ===========  ===========  ===========  ===========

Liabilities:
  Payable for investment purchased                                  $ 12,633,252  $   961,210  $ 3,064,054  $ 2,223,108  $ 1,081,071
  Payable for series shares reacquired                                 1,327,129      120,888      110,138       50,638       39,868
  Net payable for forward foreign currency exchange contracts
    not subject to master netting agreements                                --           --        563,272       34,290       79,237
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                    --           --        334,262       44,773        5,736
  Payable for daily variation margin on open futures contracts             2,906         --           --           --           --
  Collateral for securities loaned, at value                                --      4,861,126      970,070         --           --
  Payable to affiliates--
    Management fee                                                        10,007        4,507        4,778        3,208        5,445
    Administrative fee                                                       292           64          111           75          127
    Distribution and service fee                                             482            4           28           22           84
  Accrued expenses and other liabilities                                  40,902       23,201       32,350       47,342       34,230
                                                                    ------------  -----------  -----------  -----------  -----------
        Total liabilities                                           $ 14,014,970  $ 5,971,000  $ 5,079,063  $ 2,403,456  $ 1,245,798
                                                                    ------------  -----------  -----------  -----------  -----------
Net assets                                                          $203,697,043  $45,061,696  $77,413,208  $52,052,241  $89,588,892
                                                                    ============  ===========  ===========  ===========  ===========
Net assets consist of:
  Paid-in capital                                                   $201,535,633  $52,214,137  $91,956,738  $51,815,665  $89,203,741
  Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilites in foreign currencies      (291,668)    (115,116)    (840,365)   2,332,627    2,557,744
  Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions                 (3,233,639)  (7,345,484) (15,035,922)  (3,264,007)  (3,268,779)
  Accumulated undistributed net investment income                      5,686,717      308,159    1,332,757    1,167,956    1,096,186
                                                                    ------------  -----------  -----------  -----------  -----------
        Total                                                       $203,697,043  $45,061,696  $77,413,208  $52,052,241  $89,588,892
                                                                    ============  ===========  ===========  ===========  ===========
Net assets:
  Initial Class                                                     $180,022,283  $42,856,498  $76,015,472  $50,945,552  $85,439,767
  Service Class                                                       23,674,760    2,205,198    1,397,736    1,106,689    4,149,125
                                                                    ------------  -----------  -----------  -----------  -----------
        Total net assets                                            $203,697,043  $45,061,696  $77,413,208  $52,052,241  $89,588,892
                                                                    ============  ===========  ===========  ===========  ===========
Shares of beneficial interest outstanding:
  Initial Class                                                       16,343,522    4,556,641    6,922,248    4,733,723    6,430,213
  Service Class                                                        2,154,252      235,044      127,519      103,069      312,810
                                                                    ------------  -----------  -----------  -----------  -----------
        Total shares of beneficial interest outstanding               18,497,774    4,791,685    7,049,767    4,836,792    6,743,023
                                                                    ============  ===========  ===========  ===========  ===========
  Net asset value:
    (net assets divided by shares of beneficial interest outstanding)
    Initial Class                                                         $11.01        $9.41       $10.98       $10.76       $13.29
    Sevice Class                                                          $10.99        $9.38       $10.96       $10.74       $13.26
                                                                          ======        =====        ======      ======       ======

                          See notes to financial statements.

                                                                     GOVERNMENT      HIGH    INTERNATIONAL    MONEY     STRATEGIC
                                                                     SECURITIES     YIELD    INVESTORS TRUST  MARKET      INCOME
                                                                       SERIES       SERIES       SERIES       SERIES      SERIES
                                                                    ------------ -----------  ------------ ------------ ------------
Assets:
  Investments--
    Unaffiliated issuers, at identified cost                        $849,398,899 $416,186,982  $61,721,982 $735,177,502 $65,369,759
    Unrealized appreciation (depreciation)                            15,716,172  (58,624,560)   2,651,709         --      (633,209)
                                                                    ------------ ------------  ----------- ------------ -----------
        Total investments, at value                                 $865,115,071 $357,562,422  $64,373,691 $735,177,502 $64,736,550
  Cash                                                                       223          994       11,298          295         170
  Investments of cash collateral for securities loaned, at
    identified cost and value                                               --           --      7,749,930         --          --
  Foreign currency, at value (identified cost,
    $--, $--, $36,507, $--, and $--)                                        --           --         36,544         --          --
  Receivable for forward foreign currency exchange contracts
    not subject to master netting                                           --           --           --           --           780
  Receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                    --           --           --           --        18,593
  Receivable for investments sold                                      7,478,460    2,155,998      553,744         --       566,500
  Receivable for series shares sold                                    2,528,269      670,464       79,921   12,181,520     220,724
  Interest and dividends receivable                                    7,759,457    7,664,514      139,135      321,309     914,227
  Other assets                                                             5,536        3,765          338        3,959        --
                                                                    ------------ ------------  ----------- ------------ -----------
        Total assets                                                $882,887,016 $368,058,157  $72,944,601 $747,684,585 $66,457,544
                                                                    ============ ============  =========== ============ ===========
Liabilities:
  Payable for investments purchased                                 $ 87,880,486 $ 1,028,449   $   326,129  $     --    $ 4,775,166
  Payable for series shares reacquired                                 1,316,419      508,034       24,347    4,896,811      44,812
  Foreign currency, (identified cost, $229)                                 --           --           --          --            248
  Net payable for forward foreign currency exchange contracts
   not subject to master netting                                            --           --           --          --          5,186
  Net payable for forward foreign currency exchange contracts subject to
    master netting agreements                                               --         68,495         --          --        167,875
  Collateral for securities loaned, at value                                --           --      7,749,930        --           --
  Payable to affiliates--
    Management fee                                                        35,560       22,488        5,054       30,022       3,712
    Distribution fees (Service Class)                                      1,437          658           33        1,002         162
    Administrative fee                                                     1,131          525           91        1,051          87
  Accrued expenses and other liabilities                                  84,115       69,705       36,756       75,182      66,653
                                                                    ------------ ------------  ----------- ------------ -----------
        Total liabilities                                           $ 89,319,148  $ 1,698,354  $ 8,142,340  $ 5,004,068 $ 5,063,901
                                                                    ------------ ------------  ----------- ------------ -----------
Net assets                                                          $793,567,868 $366,359,803  $64,802,261 $742,680,517 $61,393,643
                                                                    ============ ============  =========== ============ ===========
Net assets consist of:
  Paid-in capital                                                   $762,231,981 $491,138,494  $69,982,880 $742,680,517 $63,040,083
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies       15,716,172  (58,692,294)   2,655,585        --       (782,805)
  Accumulated undistributed net realized gain (loss) on investments
    and foreign currency transactions                                 (2,446,602) (82,228,922)  (8,243,800)       --     (2,546,487)
  Accumulated undistributed net investment income (loss)              18,066,317   16,142,525      407,596        --      1,682,852
                                                                    ------------ ------------  ----------- ------------ -----------
        Total                                                       $793,567,868 $366,359,803  $64,802,261 $742,680,517 $61,393,643
                                                                    ============ ============  =========== ============ ===========
Net assets:
  Initial Class                                                     $722,334,000 $333,859,948  $63,127,210 $690,083,350 $53,277,572
  Service Class                                                       71,233,868   32,499,855    1,675,051   52,597,167   8,116,071
                                                                    ------------ ------------  ----------- ------------ -----------
        Total net assets                                            $793,567,868 $366,359,803  $64,802,261 $742,680,517 $61,393,643
                                                                    ============ ============  =========== ============ ===========
Shares of beneficial interest outstanding:
  Class Initial Class                                                 55,100,867   52,990,504    6,193,760  690,083,350   5,468,912
  Class Service Class                                                  5,441,444    5,168,934      164,615   52,597,167     834,856
                                                                    ------------ ------------  ----------- ------------ -----------
        Total shares of beneficial interest outstanding               60,542,311   58,159,438    6,358,375  742,680,517   6,303,768
                                                                    ============ ============  =========== ============ ===========
  Net asset value:
    (net assets divided by shares of beneficial interest outstanding)
    Initial Class                                                         $13.11        $6.30       $10.19        $1.00        $9.74
    Sevice Class                                                          $13.09        $6.29       $10.18        $1.00        $9.72
                                                                          ======        =====        ======      ======       ======

                         See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2002

                                                                                    EMERGING     GLOBAL ASSET  GLOBAL       GLOBAL
                                                                          BOND   MARKETS EQUITY  ALLOCATION GOVERNMENTS TOTAL RETURN
                                                                         SERIES      SERIES        SERIES     SERIES        SERIES
                                                                    -----------  ------------  -----------  ---------   ------------
Net investment income (loss):
  Income--
    Interest                                                         $ 6,371,289  $    40,775  $   910,710   $1,095,650  $  920,250
    Dividends                                                               --        602,735      485,774        --        610,070
    Foreign taxes withheld                                                  --        (41,075)     (33,748)       --        (43,526)
                                                                     -----------  -----------  -----------   ----------  ----------
      Total investment income                                        $ 6,371,289  $   602,435  $ 1,362,736   $1,095,650  $1,486,794
                                                                     -----------  -----------  -----------   ----------  ----------

  Expenses--
    Management fees                                                  $   566,802  $   251,559  $   306,394   $  181,463  $  331,247
    Trustees' fees                                                         3,625          744        1,807        1,038       2,046
    Administrative fee                                                    16,532        3,522        7,149        4,235       7,729
    Custodian fee                                                         44,068       17,901       25,559       25,694      32,260
    Printing fees                                                         10,166          458        2,773        6,208       4,277
    Auditing fees                                                         19,500       12,189       16,794       19,775      18,845
    Legal fees                                                               328          286        1,091        2,343         895
    Distribution fee (Service Class)                                      22,412        1,759        1,145          928       3,354
    Miscellaneous                                                          1,806          445        8,012        5,157       1,133
                                                                     -----------  -----------  -----------   ----------  ----------
      Total expenses                                                 $   685,239  $   288,863  $   370,724   $  246,841  $  401,786
    Fees paid indirectly                                                  (3,616)      (1,348)        (133)      (3,124)       (317)
                                                                     -----------  -----------  -----------   ----------  ----------
      Net expenses                                                   $   681,623  $   287,515  $   370,591   $  243,717  $  401,469
                                                                     -----------  -----------  -----------   ----------  ----------
        Net investment income                                        $ 5,689,666  $  314,920   $   992,145   $  851,933  $1,085,325
                                                                     ===========  ==========   ===========   ==========  ==========

Realized and unrealized gain (loss) on investments and
 foreign currency transactions:
  Realized gain (loss) (identified cost basis)--
    Investment transactions                                          $(2,561,786) $ 3,310,383  $(2,683,680)  $ (142,030) $ (856,095)
    Foreign currency transactions                                          5,260     (107,133)    (997,772)     (54,976)   (133,928)
    Futures contracts                                                     70,844        --         (39,208)     178,604      14,310
    Capital Gains Tax                                                       --         (1,375)       --            --           --
    Written options transactions                                            --           --        229,174         --           --
                                                                     -----------  -----------  -----------   ----------  ----------
        Net realized gain (loss) on investments and foreign
         currency transactions                                       $(2,485,682) $ 3,201,875  $(3,491,486)  $  (18,402) $ (975,713)
                                                                     -----------  -----------  -----------   ----------  ----------
  Change in unrealized appreciation (depreciation)--
    Investments                                                      $   121,676  $(1,419,194) $  (374,182)  $2,788,442  $1,317,565
    Translation of assets and liabilities in foreign currencies            4,941        9,997       20,120    1,211,325     243,715
    Written options                                                         --           --        (58,883)       --           --
    Futures contracts                                                     37,055         --        (40,396)      59,927      (3,084)
                                                                     -----------  -----------  -----------   ----------  ----------
      Net unrealized gain (loss) on investments and
       foreign currency translation                                  $   163,672  $(1,409,197) $  (453,341)  $4,059,694  $1,558,196
                                                                     -----------  -----------  -----------   ----------  ----------
        Net realized and unrealized gain (loss) on
         investments and foreign currency                            $(2,322,010) $ 1,792,678  $(3,944,827)  $4,041,292  $  582,483
                                                                     -----------  -----------  -----------   ----------  ----------

          Increase (decrease) in net assets from operations          $ 3,367,656  $ 2,107,598  $(2,952,682)  $4,893,225  $1,667,808
                                                                     ===========  ==========   ===========   ==========  ==========

                          See notes to financial statements.

                                                                     GOVERNMENT     HIGH     INTERNATIONAL    MONEY      STRATEGIC
                                                                     SECURITIES     YIELD    INVESTORS TRUST  MARKET      INCOME
                                                                       SERIES       SERIES       SERIES       SERIES      SERIES
                                                                    -----------  ------------  -----------  -----------  ----------
Net investment income:
  Income--
    Interest                                                        $20,399,818  $ 18,635,855   $   44,819   $6,821,683 $ 1,992,867
    Dividends                                                              --         313,396      844,349       --           9,106
    Foreign taxes withheld                                                 --            --        (89,557)      --           --
                                                                    -----------  ------------  -----------  ----------   ----------
      Total investment income                                       $20,399,818  $ 18,949,251 $    799,611  $6,821,683  $ 2,001,973
                                                                    -----------  ------------  -----------  ----------   ----------
  Expenses--
    Management fee                                                  $ 2,023,040  $  1,435,868  $   305,912  $1,744,810  $   211,840
    Trustees' fees                                                       16,549         8,664        1,474      16,047        1,148
    Distribution fee (Service Class)                                     62,346        30,443        1,400      34,160        7,050
    Administrative fee                                                   64,369        33,504        5,491      61,069        4,943
    Custodian fee                                                       139,749        80,041       48,193     138,938       16,428
    Printing fees                                                        17,957        17,202        4,842      28,646        3,989
    Auditing fees                                                        17,150        19,150       15,939       9,400       14,129
    Legal fees                                                              102           169          937       1,412        1,398
    Miscellaneous                                                          --           1,558        1,144      52,782       16,451
                                                                    -----------  ------------  -----------  ----------  -----------
      Total expenses                                                $ 2,341,262  $  1,626,599  $   385,332  $2,087,264  $   277,376
    Fees paid indirectly                                                 (8,520)       (3,709)        (201)       (154)      (1,386)
                                                                    -----------  ------------  -----------  ----------  -----------
      Net expenses                                                  $ 2,332,742  $  1,622,890  $   385,131  $2,087,110  $   275,990
                                                                    -----------  ------------  -----------  ----------  -----------
        Net investment income                                       $18,067,076  $ 17,326,361  $   414,480  $4,734,573  $ 1,725,983
                                                                    ===========  ============  ===========  ==========  ===========
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis)--
    Investment transactions                                         $ 2,433,168  $(23,466,506) $(3,450,553) $     --    $(1,618,697)
    Foreign currency transactions                                          --        (112,387)      10,101        --       (322,432)
    Written option transactions                                            --            --           --          --            584
                                                                    -----------  ------------  -----------  ----------  -----------
        Net realized gain (loss) on investments and foreign
         currency transactions                                      $ 2,433,168  $(23,578,893) $(3,440,452) $    --     $(1,940,545)
                                                                    -----------  ------------  -----------  ----------  ------------
  Change in unrealized appreciation (depreciation)--
    Investments                                                     $ 8,340,054  $  1,465,605  $ 4,968,491  $    --     $ 1,193,586
    Translation of assets and liabilities in foreign currencies            --         (62,808)       4,869       --        (157,919)
                                                                    -----------  ------------  -----------  ---------   ------------
      Net unrealized gain on investments and foreign
       currency translation                                         $ 8,340,054  $  1,402,797  $ 4,973,360  $    --     $ 1,035,667
                                                                    -----------  ------------  -----------  ---------   ------------
        Net realized and unrealized gain (loss) on investments
          and foreign currency                                      $10,773,222  $(22,176,096) $ 1,532,908  $    --     $  (904,878)
                                                                    -----------  ------------  -----------  ----------  ------------
          Increase (decrease) in net assets from operations         $28,840,298  $ (4,849,735) $ 1,947,388  $4,734,573  $   821,105
                                                                    ===========  ============  ===========  ==========  ===========

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended
June 30, 2002

                                                                                 EMERGING     GLOBAL ASSET    GLOBAL      GLOBAL
                                                                      BOND    MARKETS EQUITY   ALLOCATION  GOVERNMENTS  TOTAL RETURN
                                                                     SERIES       SERIES         SERIES       SERIES       SERIES
                                                                  ------------  -----------   -----------  ------------ -----------
Increase (decrease) in net assets:
From operations--
  Net investment income                                           $  5,689,666  $   314,920  $    992,145  $    851,933 $ 1,085,325
  Net realized gain (loss) on investments and foreign
   currency transactions                                            (2,485,682)   3,201,875    (3,491,486)     (18,402)   (975,713)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                                163,672   (1,409,197)     (453,341)   4,059,694   1,558,196
                                                                  ------------  -----------  ------------  ------------ -----------
    Increase (decrease) in net assets from operations             $  3,367,656  $ 2,107,598  $ (2,952,682) $  4,893,225 $ 1,667,808
                                                                  ------------  -----------  ------------  ------------ -----------
Distributions declared to shareholders--
  From net investment income (Initial Class)                        (6,812,055) $  (443,352)  $(2,577,576) $      --    $(1,607,431)
  From net investment income (Service Class)                          (864,050)     (20,475)      (38,458)        --        (63,012)
  From net realized gain on investment and foreign currency
    transactions (Initial Class)                                    (1,058,626)        --            --           --           --
                                                                                                                      --
  From net realized gain on investment and foreign currency
    transactions (Service Class)                                      (134,812)        --            --           --          --
                                                                  ------------  -----------   -----------  ------------ -----------
    Total distributions declared to shareholders                  $ (8,869,543) $  (463,827) $ (2,616,034) $      --    $(1,670,443)
                                                                  ------------  -----------  ------------  ------------ -----------
Net increase (decrease) in net assets from Series share
 transactions                                                     $ 28,338,118  $10,862,213   $(4,718,013) $(3,199,427) $   (83,391)
                                                                  ------------  -----------  ------------  ------------ -----------
    Total increase (decrease) in net assets                       $ 22,836,231  $12,505,984  $(10,286,729) $ 1,693,798   $ (86,026)
Net assets--
  At beginning of period                                           180,860,812   32,555,712    87,699,937   50,358,443   89,674,918
                                                                  ------------  -----------  ------------  ------------ -----------
  At end of period                                                $203,697,043  $45,061,696  $ 77,413,208  $52,052,241  $89,588,892
                                                                  ============  ===========  ============  ===========  ===========
Accumulated undistributed net investment income
2  included in net assets at end of period                        $  5,686,717  $   308,159  $  1,332,757  $ 1,167,956  $ 1,096,186
                                                                  ============  ===========  ============  ===========  ===========

                                                                   GOVERNMENT      HIGH     INTERNATIONAL    MONEY      STRATEGIC
                                                                   SECURITIES      YIELD   INVESTORS TRUST   MARKET       INCOME
INCREASE (DECREASE) IN NET ASSETS:                                   SERIES       SERIES        SERIES       SERIES       SERIES
                                                                 ------------  ------------  -----------  ------------  -----------
From operations--
  Net investment income                                          $ 18,067,076  $ 17,326,361  $   414,480  $  4,734,573  $ 1,725,983
  Net realized gain (loss) on investments and foreign
   currency transactions                                            2,433,168   (23,578,893)  (3,440,452)         --     (1,940,545)
  Net unrealized gain on investments and foreign
   currency translation                                             8,340,054     1,402,797    4,973,360         --       1,035,667
                                                                 ------------  ------------  -----------  ------------  -----------
    Increase (decrease) in net assets from operations            $ 28,840,298  $ (4,849,735) $ 1,947,388  $  4,734,573  $   821,105
                                                                 ------------  ------------  -----------  ------------  -----------
Distributions declared to shareholders--
  From net investment income (Initial Class)                     $(34,598,337) $(34,582,305) $  (465,998) $ (4,582,499) $(2,333,502)
  From net investment income (Service Class)                       (2,992,380)   (3,023,477)     (17,107)     (152,074)    (315,293)
                                                                 ------------  ------------  -----------  ------------  -----------
    Total distributions declared to shareholders                 $(37,590,717) $(37,605,782) $  (483,105) $ (4,734,573) $(2,648,795)
                                                                 ------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets from series share
 transactions                                                    $ 75,977,396  $ 28,852,424  $(1,220,897) $ 19,379,412  $12,823,890
                                                                 ------------  ------------  -----------  ------------  -----------
  Total increase (decrease) in net assets                        $ 67,226,977  $(13,603,093) $   243,386  $ 19,379,412  $10,996,200
                                                                 ------------  ------------  -----------  ------------  -----------
Net assets--
  At beginning of period                                          726,340,891   379,962,896   64,558,875   723,301,105   50,397,443
                                                                 ------------  ------------  -----------  ------------  -----------
  At end of period                                               $793,567,868  $366,359,803  $64,802,261  $742,680,517  $61,393,643
                                                                 ============  ============  ===========  ============  ===========
Accumulated undistributed net investment income
  included in net assets at end of period                        $ 18,066,317  $ 16,142,525  $   407,596  $       --    $ 1,682,852
                                                                 ============  ============  ===========  ============  ===========

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- December 31, 2001

                                                                            EMERGING         GLOBAL         GLOBAL       GLOBAL
                                                                 BOND    MARKETS EQUITY  ASSET ALLOCATION  GOVERNMENTS  TOTAL RETURN
                                                                SERIES        SERIES         SERIES          SERIES       SERIES
                                                            ------------    -----------  ------------    -----------  -----------
Increase (decrease) in net assets:
  From operations--
    Net investment income                                   $  7,464,065    $   561,572  $  2,377,830    $ 2,156,077  $ 2,050,239
    Net realized gain (loss) on investments and
     foreign currency transactions                             2,571,377     (6,726,906)  (10,465,404)    (1,110,381)  (2,441,264)
    Net unrealized gain (loss) on investments and
     foreign currency translation                             (1,538,057)     5,326,807    (2,106,689)    (2,228,115)  (5,882,446)
                                                            ------------    -----------  ------------    -----------  -----------
        Increase (decrease) in net assets from operations   $  8,497,385   $   (838,527) $(10,194,263)   $(1,182,419) $(6,273,471)
                                                            ------------    -----------  ------------    -----------  -----------
  Distributions declared to shareholders--
    From net investment income (Initial Class)              $ (4,112,856)  $       --    $ (4,982,107)   $       --   $(3,905,320)
    In excess of net investment income (Initial Class)               --            --      (8,662,374)           --          --
    From net realized gain on investments and foreign
     currency transactions                                           --            --           --               --    (5,881,613)
    In excess of net realized gain on investments
     and foreign currency transactions                               --            --        (907,812)           --       (37,459)
                                                            ------------    -----------  ------------    -----------  -----------
        Total distributions declared to shareholders        $ (4,112,856)  $       --    $(14,552,293)  $        --    $(9,824,392)
                                                            ------------    -----------  ------------    -----------  -----------
    Net increase (decrease) in net assets from series
     share transactions                                     $100,514,924   $ (2,950,500) $ (2,964,523)    (9,900,183) $ 4,081,180
                                                            ------------    -----------  ------------    -----------  -----------
        Total increase (decrease) in net assets             $104,899,453   $ (3,789,027) $(27,711,079)  $(11,082,602)$(12,016,683)
Net assets--
    At beginning of period                                    75,961,359     36,344,739   115,411,016     61,441,045  101,691,601
                                                            ------------    -----------  ------------    -----------  -----------
    At end of period                                        $180,860,812   $ 32,555,712  $ 87,699,937   $ 50,358,443 $ 89,674,918
                                                            ============   ============  ============   ============ ============
    Accumulated undistributed net investment income
     included in net assets at end of period                $  7,673,156   $    457,066  $  2,957,518   $    316,023  $ 1,681,304
                                                            ============   ============  ============   ============  ===========

                                                             GOVERNMENT        HIGH     INTERNATIONAL      MONEY       STRATEGIC
                                                             SECURITIES        YIELD   INVESTORS TRUST    MARKET        INCOME
                                                               SERIES         SERIES       SERIES         SERIES        SERIES
                                                            ------------    -----------  ------------    -----------  -----------
Increase (decrease) in net assets:
  From operations--
    Net investment income                                   $ 35,232,950   $ 36,485,848  $    546,632   $ 21,952,049  $  2,872,412
    Net realized gain (loss) on investments and foreign
     currency transactions                                    13,091,891    (36,478,231)   (4,485,749)          --       (690,099)
    Net unrealized gain (loss) on investments and
     foreign currency translation                             (4,931,583)     4,640,252    (8,131,939)          --       (857,374)
                                                            ------------    -----------  ------------    -----------  -----------
        Increase (decrease) in net assets from operations   $ 43,393,258   $  4,647,869  $(12,071,056)  $ 21,952,049  $ 1,324,939
                                                            ------------    -----------  ------------    -----------  -----------
  Distributions declared to shareholders--
    From net investment income (Initial Class)              $(33,875,836)  $(34,466,446) $ (1,489,663)  $(21,890,858) $(1,411,873)
    From net investment income (Service Class)                      --             --           --           (61,191)        --
    In excess of net investment income (Initial Class)              --             --           --              --           --
    From net realized gain on investments and foreign
     currency transactions (Initial Class)                          --             --      (7,003,404)          --       (107,093)
    In excess of net realized gain on investments and
     foreign currency transactions                                  --             --        (382,327)          --        (42,553)
                                                            ------------    -----------  ------------    -----------  -----------
        Total distributions declared to shareholders        $(33,875,836)  $(34,466,446) $ (8,875,394)  $(21,952,049) $(1,561,519)
                                                            ------------    -----------  ------------    -----------  -----------
    Net increase in net assets from series share
     transactions                                           $149,815,322   $ 76,739,187  $  2,563,478   $246,930,703  $17,310,788
                                                            ------------    -----------  ------------    -----------  -----------
        Total increase (decrease) in net assets             $159,332,744   $ 46,920,610  $(18,382,972)  $246,930,703  $17,074,208
Net assets--
    At beginning of period                                   567,008,147    333,042,286    82,941,847    476,370,402   33,323,235
                                                            ------------    -----------  ------------    -----------  -----------
    At end of period                                        $726,340,891   $379,962,896  $ 64,558,875   $723,301,105  $50,397,443
                                                            ============   ============  ============   ============  ===========
    Accumulated undistributed net investment income
     included in net assets at end of period                $ 37,589,958   $ 36,421,946  $    476,221   $       --    $ 2,605,664
                                                            ============   ============  ============   ============  ===========

                                   See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                                 BOND SERIES
                                                                      ----------------------------------------------------------
                                                                       SIX MONTHS
                                                                          ENDED           YEAR ENDED DECEMBER 31,     PERIOD ENDED
INITIAL CLASS SHARES                                                  JUNE 30, 2002  -------------------------------  DECEMBER 31,
Per share data (for a share outstanding throughout each period):       (UNAUDITED)     2001        2000        1999      1998*
                                                                        --------     --------    -------     -------    -------
Net asset value -- beginning of period                                  $  11.34     $  10.91    $ 10.36     $ 10.69    $ 10.00
                                                                        --------     --------    -------     -------    -------
Income from investment operations#Sections --
  Net investment income Section                                         $   0.34     $   0.65    $  0.71     $  0.67    $  0.33
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                       (0.15)        0.19       0.30       (0.85)      0.36
                                                                        --------     --------    -------     -------    -------
      Total from investment operations                                  $   0.19     $   0.84    $  1.01     $ (0.18)   $  0.69
                                                                        --------     --------    -------     -------    -------
Less distributions declared to shareholders
  From net investment income                                            $  (0.45)    $  (0.41)   $ (0.46)    $ (0.10)   $    --
  From net realized gain on investments and foreign currency
    transactions                                                           (0.07)         --         --        (0.05)        --
  In excess of net realized gain on investments and
   foreign currency transactions                                             --           --         --        (0.00)+++     --
                                                                        --------     --------    -------     -------    -------
      Total distributions declared to shareholders                      $  (0.52)    $  (0.41)   $ (0.46)    $ (0.15)   $    --
                                                                        --------     --------    -------     -------    -------
Net asset value -- end of period                                        $  11.01     $  11.34    $ 10.91     $ 10.36    $ 10.69
                                                                        ========     ========    =======     =======    =======
Total return=/=                                                             1.86%++      7.85%     10.18%      (1.69)%     6.90%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses##                                                                0.70%+       0.71%      0.72%       0.72%      1.03%+
  Net investment incomeSections                                             6.01%+       5.80%      6.85%       6.37%      4.88%+
Portfolio turnover                                                            76%         236%       252%        267%       161%
Net assets at end of period (000 Omitted)                               $180,022     $170,392    $75,961     $52,141    $19,595

Section  The investment adviser voluntarily waived a portion of its fee for the Bond
         Series for the period indicated. If the fee had not been incurred by the series, the net investment income per share and the ratios would have been:

  Net investment income                                                       --           --         --          --    $  0.33
  Ratios (to average net assets):
    Expenses##                                                                --           --         --          --       1.07%+
    Net investment income                                                     --           --         --          --       4.84%+

                                                                            BOND SERIES
                                                                       --------------------
                                                                      SIX MONTHS     PERIOD
                                                                         ENDED        ENDED
SERVICE CLASS SHARES                                                JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):      (UNAUDITED)     2001**
                                                                      ------------    ------
Net asset value -- beginning of period                                  $  11.32     $  11.19
                                                                        --------     --------
Income from investment operations#Sections --
  Net investment income                                                 $   0.32     $   0.22
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (0.13)       (0.09)
                                                                        --------     --------
      Total from investment operations                                  $   0.19     $   0.13
                                                                        --------     --------
Less distributions declared to shareholders
  From net investment income                                            $  (0.45)    $     --
  From net realized gain on investments and foreign
   currency transactions                                                   (0.07)          --
  In excess of net realized gain on investments and foreign
   currency transactions                                                      --           --
                                                                        --------     --------
      Total distributions declared to shareholders                      $  (0.52)    $     --
                                                                        --------     --------
Net asset value -- end of period                                        $  10.99     $  11.32
                                                                        ========     ========

Total return=/=                                                             1.75%++      1.16%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.95%+       0.96%+
  Net investment income Sections                                            5.82%+       5.52%+
Portfolio turnover                                                            76%         236%
Net assets at end of period (000 Omitted)                                $23,675      $10,468

Sections As, required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
          The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
      * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
      ** For the period from the inception of the Service Class, August 24, 2001, through December 31, 2001.
       +  Annualized.
      ++  Not Annualized.
     +++  Per share amount was less than $0.01.
       #  Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from certain expense offset arrangements.
     =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                        See notes to financial statements.

                                                                                  EMERGING MARKET EQUITY SERIES
                                                                  -----------------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                              JUNE 30, 2002  ---------------------------------------------------
Per share data (for a share outstanding throughout each period):   (UNAUDITED)    2001      2000       1999      1998*     1997
                                                                    --------     -------   -------    -------   -------   -------
Net asset value -- beginning of period                              $  8.73      $  8.82   $ 11.42    $  7.49   $ 11.04   $ 10.00
                                                                    -------      -------   -------    -------   -------   -------
Income from investment operations# --
  Net investment income (loss)Section                               $  0.08      $  0.14   $ (0.01)   $  0.04   $  0.09   $  0.17
  Net realized and unrealized gain (loss) on
   Investments and foreign currency transactions                       0.70        (0.23)    (2.59)      3.89     (3.30)     0.88
                                                                    -------      -------   -------    -------   -------   -------
      Total from investment operations                              $  0.78      $ (0.09)  $ (2.60)   $  3.93   $ (3.21)  $  1.05
                                                                    -------      -------   -------    -------   -------   -------

Less distributions declared to shareholders --
  From net investment income                                        $ (0.10)     $    --   $ (0.00)+++$    --   $ (0.13)  $ (0.01)
  From net realized gain on investments and foreign
    currency transactions                                               --            --        --         --     (0.10)       --
  In excess of net investment income and foreign
   currency transactions                                                --            --        --         --     (0.05)       --
  From paid in capital                                                  --            --        --         --     (0.06)       --
                                                                    -------      -------   -------    -------   -------   -------
      Total distributions declared to shareholders                  $ (0.10)     $    --   $    --    $    --   $ (0.34)  $ (0.01)
                                                                    -------      -------   -------    -------   -------   -------
Net asset value -- end of period                                    $  9.41      $  8.73   $  8.82    $ 11.42   $  7.49   $ 11.04
                                                                    =======     =======    =======    =======   =======   =======
Total return=/=                                                        8.88%++     (1.02)%  (22.76)%    52.47%  $(29.98)%   10.46%
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                           1.42%+       1.62%     1.57%      1.60%     1.59%     1.07%
  Net investment income                                                1.56%+       1.63%    (0.12)%     0.44%     1.03%     1.38%
Portfolio turnover                                                      102%         179%      149%       137%       92%       69%
Net assets at end of period (000 Omitted)                           $42,856      $32,175   $36,345    $38,139   $17,119   $24,181

                                                                 EMERGING MARKET EQUITY SERIES
                                                                 -----------------------------
                                                                   SIX MONTHS     PERIOD
                                                                      ENDED        ENDED
SERVICE CLASS SHARES                                              JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):   (UNAUDITED)     2001*
                                                                   -----------     -----
Net asset value -- beginning of period                              $  8.72      $  8.35
                                                                    -------      ------
Income from investment operations# --
  Net investment income                                             $  0.07      $  0.00+++
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                       0.69         0.37
                                                                    -------      ------
      Total from investment operations                              $  0.76      $  0.37
                                                                    -------      ------
Less distributions declared to shareholders --
  From net investment income                                        $ (0.10)     $   --
  From net realized gain on investments
  and foreign currency transactions                                      --          --
  In excess of net investment income and
    foreign currency transactions
  From paid in capital                                                   --          --
      Total distributions declared to shareholders                  $    --      $   --
                                                                    -------      ------
Net asset value -- end of period                                    $  9.38      $ 8.72
                                                                    =======      ======

Total return=/=                                                        8.66%++      4.43%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                           1.67%+       1.87%+
  Net investment income                                                1.52%+       0.22%+
Portfolio turnover                                                      102%         179%
Net assets at end of period (000 Omitted)                            $2,205      $   381

Section The investment adviser voluntarily waived a portion of its fee for the Emerging Markets Equity Series for certain of the periods indicated.
         If the fee had been incurred by the series, the net investment income
         (loss) per share and the ratios would have been:

  Net investment income                                                                                                   $  0.16
  Ratios (to average net assets)
    Expenses##                                                                                                               1.55%
    Net investment income                                                                                                    0.90%

  * For the period from the commencement of the series' operations, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not Annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                          See notes to financial statements.

                                                                                    GLOBAL ASSET ALLOCATION SERIES
                                                                  -----------------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                              JUNE 30, 2002  ---------------------------------------------------
Per share data (for a share outstanding throughout each period):   (UNAUDITED)    2001       2000       1999       1998*     1997
                                                                    --------     -------   --------   --------   --------  --------
Net asset value -- beginning of period                              $ 11.76      $ 14.96   $  16.19   $  14.45   $  14.54  $  13.78
                                                                    -------      -------   --------   --------   --------  --------
Income from investment operations#=/= --                            $  0.14      $  0.31   $   0.46   $   0.35   $   0.47  $   0.44
  Net investment income Section
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                   (0.55)       (1.52)     (0.83)      2.20       0.54      1.02
                                                                    -------      -------   --------  ---------   --------  --------
      Total from investment operations                              $ (0.41)     $ (1.21)  $  (0.37) $    2.55   $   1.01  $   1.46
                                                                    -------      -------   --------  ---------   --------  --------

Less distributions declared to shareholders --
  From net investment income                                        $ (0.37)     $ (0.68)  $  (0.73) $   (0.78)  $  (0.50) $  (0.22)
  From net realized gain on investments and foreign
   currency transactions                                                 --        (1.19)     (0.13)     (0.03)     (0.60)    (0.48)
  In excess of net realized gain on investments and
   foreign currency transactions                                         --        (0.12)        --         --         --        --
                                                                    -------      -------   --------  ---------   --------  --------
      Total distributions declared to shareholders                  $ (0.37)     $ (1.99)  $  (0.86)  $  (0.81)  $  (1.10) $  (0.70)
                                                                    -------      -------   --------  ---------   --------  --------
Net asset value -- end of period                                    $ 10.98      $ 11.76   $  14.96   $  16.19   $  14.45  $  14.54
                                                                    =======      =======   ========   ========   ========  ========

Total return=/=                                                       (3.61)%++    (8.89)%    (2.31)%    18.48%      6.60%    10.87%
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                           0.90%+       0.95%      0.90%      0.89%      0.90%     0.92%
  Net investment income++++                                            2.41%+       2.38%      2.93%      2.44%      3.21%     3.06%
Portfolio turnover                                                       83%         137%       144%       180%       163%      162%
Net assets at end of period (000 Omitted)                           $76,015      $87,195   $115,411   $125,074   $126,641  $122,912

                                                              GLOBAL ASSET ALLOCATION SERIES
                                                              -------------------------------
                                                                  SIX MONTHS     PERIOD
                                                                    ENDED         ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period): (UNAUDITED)      2001*
                                                                 -----------     ------
Net asset value -- beginning of period                              $ 11.77      $ 12.01
                                                                    -------      -------
Income from investment operations#+++ --
  Net investment income Section                                     $  0.13      $  0.07
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                   (0.57)       (0.31)
                                                                    -------      -------
      Total from investment operations                              $ (0.44)     $ (0.24)
                                                                    -------      -------
Less distributions declared to shareholders --
  From net investment income                                        $ (0.37)     $    --
  From net realized gain on investments and foreign
   currency transactions                                                 --           --
                                                                    -------      -------
      Total distributions declared to shareholders                  $ (0.37)     $    --
                                                                    -------      -------

Net asset value -- end of period                                    $ 10.96      $ 11.77
                                                                    =======      =======

Total return=/=                                                       (3.71)%++    (1.99)%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                           1.15%+       1.20%+
  Net investment income++++++                                          2.32%+       1.65%+
Portfolio turnover                                                       83%         137%
Net assets at end of period (000 Omitted)                           $  1,398     $   505

     * For the period from the inception of the Service Class, August 24 2001, through December 31, 2001.
     + Annualized.
    ++ Not Annualized.
     # Per share data are based on average assets outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ++++ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition the ration of net investment income to average net assets decreased by 0.08%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
++++++ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition the ration of net investment income to average net assets decreased by 0.07%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                          See notes to financial statements.

                                                                                     GLOBAL GOVERNMENTS SERIES
                                                                  -----------------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                              JUNE 30, 2002  ---------------------------------------------------
Per share data (for a share outstanding throughout each period):   (UNAUDITED)    2001      2000       1999       1998*     1997
                                                                    --------     -------   -------    -------    -------  --------
Net asset value -- beginning of period                              $  9.74      $ 9.95    $ 10.27    $ 12.23    $ 10.72  $  11.26
                                                                    -------      -------   -------    -------    -------  --------
Income from investment operations# xx
  Net investment income                                             $  0.17      $  0.38   $  0.50    $  0.50    $  0.53  $   0.58
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions                     0.85        (0.59)    (0.40)     (1.11)      1.11     (0.68)
                                                                    -------      -------   -------    -------    -------  --------
      Total from investment operations                              $  1.02      $ (0.21)  $  0.10    $ (0.61)   $  1.64  $  (0.10)
                                                                    -------      -------   -------    -------    -------  --------

Less distributions declared to shareholders --
  From net investment income                                        $    --      $    --   $ (0.42)   $ (1.01)   $ (0.13)  $ (0.38)
  From net realized gain on investments and foreign
   currency transactions                                                 --           --        --         --      (0.34)    (0.05)
  In excess of net realized gain on investments and
   foreign currency transactions                                         --           --        --      (0.00)+++     --     (0.01)
  From paid-in capital                                                   --           --     (0.00)+++     --         --        --
                                                                    -------      -------   -------    -------    -------  --------
      Total distributions declared to shareholders                  $    --      $    --   $ (0.42)   $ (1.35)   $ (0.13) $  (0.44)
                                                                    -------      -------   -------    -------    -------  --------
Net asset value -- end of period                                    $ 10.76      $  9.74  $   9.95    $ 10.27    $ 12.23  $  10.72
                                                                    =======      =======   =======    =======    =======  ========
Total return=/=                                                      10.47%++     (2.11)%    1.22%     (5.18)%    15.46%    (0.76)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.01%+       0.98%     0.94%      0.90%      0.88%     0.91%
  Net investment incomexx                                              3.50%+       3.34%     5.11%      4.55%      4.75%     5.43%
Portfolio turnover                                                       41%          67%      131%       176%       315%      344%
Net assets at end of period (000 Omitted)                           $50,946      $50,189   $61,441    $74,318    $99,220  $110,386

                                                                   GLOBAL GOVERNMENT SERIES
                                                                 --------------------------
                                                                   SIX MONTHS     PERIOD
                                                                     ENDED         ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)      2001*
                                                                  -----------   ----------
Net asset value -- beginning of period                              $  9.73      $  9.98
                                                                    -------      -------
Income from investment operations#xxx --
  Net investment income                                             $  0.17      $  0.12
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                       0.84        (0.37)
                                                                    -------      -------
      Total from investment operations                              $  1.01      $ (0.25)
                                                                    -------      -------
Net asset value  end of period                                      $ 10.74      $  9.73
                                                                    =======      =======
Total return=/=                                                       10.38%++     (2.51)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.26%+       1.23%+
  Net investment income xxx                                            3.37%+       3.34%+
Portfolio turnover                                                       41%          67%
Net assets at end of period (000 Omitted)                           $ 1,107      $   169

     * For the period from the inception of the Service Class, August 24, 2001, through December 31, 2001.
     + Annualized.
    ++ Not Annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average assets outstanding.
    ## Rations do not reflect reductions from certain expense offset arrangements.
   =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return igures for all periods shown.
    xx As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.40%.
       Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   xxx As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, and increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.38%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             See notes to financial statements.

                                                                                       GLOBAL TOTAL RETURN SERIES
                                                                  -----------------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                              JUNE 30, 2002  ---------------------------------------------------
Per share data (for a share outstanding throughout each period):   (UNAUDITED)    2001       2000       1999      1998*      1997
                                                                    --------     -------   --------   --------   -------   --------
Net asset value -- beginning of period                              $ 13.28      $ 15.74   $  16.65   $  16.61   $ 14.70   $  13.27
                                                                    -------      -------   --------   --------   -------   --------

Income from investment operations# Section
  Net investment income                                             $  0.16      $  0.31   $   0.50   $   0.39   $  0.38   $   0.40
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                       0.10        (1.24)     (0.16)      0.90      2.26       1.38
                                                                    -------      -------   --------   --------   -------   --------
      Total from investment operations                              $  0.26      $ (0.93)  $   0.34   $   1.29   $  2.64   $   1.78
                                                                    -------      -------   --------   --------   -------   --------
Less distributions declared to shareholders --
  From net investment income                                        $ (0.25)     $ (0.61)  $  (0.37)  $  (0.52)  $ (0.32)  $  (0.18)
  From net realized gain on investments and foreign currency
    transactions                                                         --        (0.92)     (0.88)     (0.73)    (0.41)     (0.17)
  In excess of net realized gain on investments                          --        (0.00)**      --         --        --        --
                                                                    -------      -------   --------   --------   -------   --------
      Total distributions declared to shareholders                  $ (0.25)     $ (1.53)  $  (1.25) $   (1.25)  $ (0.73)  $  (0.35)
                                                                    -------      -------   --------   --------   -------   --------
Net asset value -- end of period                                    $ 13.29      $ 13.28   $  15.74  $   16.65   $ 16.61   $  14.70
                                                                    =======      =======   ========  =========   =======   ========

Total return++                                                         1.96%++     (6.17)%     2.28%      8.43%    18.37%     13.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.90%+       0.91%      0.91%      0.89%     0.93%      1.04%
  Net investment income Section                                        2.45%+       2.19%      3.13%      2.48%     2.44%      2.85%
Portfolio turnover                                                       34%          66%        86%       116%      141%       171%
Net assets at end of period (000 Omitted)                           $85,440      $88,199   $101,692   $107,099   $99,955   $71,823

                                                                  GLOBAL TOTAL RETURN SERIES
                                                                 --------------------------
                                                                   SIX MONTHS     PERIOD
                                                                     ENDED         ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)      2001*
                                                                  -----------   ----------
Net asset value -- beginning of period                              $ 13.28      $ 13.58
                                                                    -------      -------
Income from investment operations# Sections--
  Net investment income                                             $  0.15      $  0.09
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                       0.08        (0.39)+++
                                                                    -------      -------
      Total from investment operations                              $  0.23      $ (0.30)
                                                                    -------      -------
Less distributions declared to shareholders --
  From net investment income                                        $ (0.25)     $    --
                                                                    -------      -------
      Total distributions declared to shareholders                  $ (0.25)     $    --
                                                                    -------      -------
Net asset value -- end of period                                    $ 13.26      $ 13.28
                                                                    =======      =======
Total return=/=                                                        1.80%++     (2.20)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.16%+       1.16%+
  Net investment income Sections                                       2.36%+       1.82%+
Portfolio turnover                                                       34%          66%
Net assets at end of period (000 Omitted)                           $ 4,149      $ 1,476

Section As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.17%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
Sections As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.16%.
          Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
        * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
       ** Per share amount was less than $0.01.
        + Annualized.
       ++ Not Annualized.
      +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
        # Per share data are based on average shares outstanding.
       ## Ratios do not reflect reductions from certain expense offset arrangements.
      =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                      GOVERNMENT SECURITIES SERIES
                                                                 -----------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                             JUNE 30, 2002 ----------------------------------------------------
Per share data (for a share outstanding throughout each period):  (UNAUDITED)    2001       2000       1999       1998*     1997
                                                                   --------    --------   --------   --------   --------  --------
Net asset value -- beginning of period                             $  13.28    $  13.11   $  12.48   $  13.40   $  13.04  $  12.87
                                                                   --------    --------   --------   --------   --------  --------
Income from investment operations# Section --
  Net investment income                                            $   0.32    $   0.73   $   0.81   $   0.81   $   0.77  $   0.81
  Net realized and unrealized gain (loss) on investments               0.19        0.22       0.62      (1.06)      0.32      0.25
                                                                   --------    --------   --------   --------   --------  --------
      Total from investment operations                             $   0.51    $   0.95   $   1.43   $  (0.25)  $   1.09  $   1.06
                                                                   --------    --------   --------   --------   --------  --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.68)   $  (0.78)  $  (0.80)  $  (0.67)  $  (0.73) $  (0.89)
                                                                   --------    --------   --------   --------   --------  --------
Net asset value -- end of period                                   $  13.11    $  13.28   $  13.11   $  12.48   $  13.40  $  13.04
                                                                   ========    ========   ========   ========   ========  ========

Total return=/=                                                        3.94%++     7.47%     12.11%     (1.88)%     8.70%     8.72%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.62%+      0.62%      0.62%      0.61%      0.62%     0.63%
  Net investment income Section                                        4.91%+      5.55%      6.47%      6.30%      5.82%     6.38%
Portfolio turnover                                                       58%         97%        70%        83%       107%      182%
Net assets at end of period (000 Omitted)                          $722,334    $696,167   $567,008   $510,760   $457,474  $387,732

                                                                GOVERNMENT SECURITIES SERIES
                                                                 --------------------------
                                                                   SIX MONTHS     PERIOD
                                                                     ENDED         ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)      2001*
                                                                  -----------   ----------
Net asset value -- beginning of period                             $  13.27    $  13.06
                                                                   --------    --------
Income from investment operations#Sections --
  Net investment income                                            $   0.30    $   0.28
  Net realized and unrealized loss on investments                      0.20       (0.07)

      Total from investment operations                             $   0.50    $   0.21

Less distributions declared to shareholders --
  From net investment income                                       $  (0.68)         --

Net asset value -- end of period                                   $  13.09    $  13.27

Total return                                                           3.84%++     1.61%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.87%+      0.87%+
  Net investment income Sections                                       4.65%+      5.52%+
Portfolio turnover                                                       58%         97%
Net assets at end of period (000 Omitted)                          $ 71,234    $ 30,174

Section As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%.Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
Sections As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%.
         Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
       * For the period from the inception of the Service Class Shares, August 24, 2001 through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from certain expense offset arrangements.
     =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            HIGH YIELD SERIES
                                                                 -----------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                             JUNE 30, 2002 ----------------------------------------------------
Per share data (for a share outstanding throughout each period):  (UNAUDITED)    2001       2000       1999      1998*     1997
                                                                   --------    --------   --------   --------  --------  --------
Net asset value -- beginning of period                             $   7.05    $   7.63   $   9.02   $   9.16   $   9.71  $   9.21
                                                                   --------    --------   --------   --------   --------  --------
Income from investment operations# Section --
  Net investment income                                            $   0.31    $   0.73   $   0.84   $   0.83   $   0.83  $   0.82
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                   (0.38)      (0.57)     (1.39)     (0.20)     (0.75)     0.33
                                                                   --------    --------   --------   --------   --------  --------
      Total from investment operations                             $  (0.07)   $   0.16   $  (0.55)  $   0.63   $   0.08  $   1.15
                                                                   --------    --------   --------   --------   --------  --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.68)   $  (0.74)  $  (0.84)  $  (0.77)  $  (0.63) $  (0.65)
                                                                   --------    --------   --------   --------   --------  --------
Net asset value -- end of period                                   $   6.30    $   7.05   $   7.63   $   9.02   $   9.16  $   9.71
                                                                   ========    ========   ========   ========   ========  ========
Total return=/=                                                       (1.37)%++    1.80%     (6.79)%     6.92%      0.58%    13.24%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.83%+      0.84%      0.83%      0.83%      0.82%     0.84%
  Net investment income Section                                        9.02%+      9.93%      9.96%      9.10%      8.78%     8.70%
Portfolio turnover                                                       38%         58%        56%        86%       135%      130%
Net assets at end of period (000 Omitted)                          $333,860    $367,973   $333,042   $355,100   $326,232  $275,207

                                                                       HIGH YIELD SERIES
                                                                 --------------------------
                                                                   SIX MONTHS     PERIOD
                                                                     ENDED         ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)      2001*
                                                                  -----------   ----------
Net asset value -- beginning of period                             $   7.04    $   7.09
                                                                   --------    --------
Income from investment operations# Section --
  Net investment income                                            $   0.30    $   0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                   (0.37)      (0.30)
                                                                   --------    --------
      Total from investment operations                             $  (0.07)   $  (0.05)
                                                                   --------    --------
Less distributions declared to shareholders --
  From net investment income                                       $  (0.68)         --
                                                                   --------    --------
Net asset value -- end of period                                   $   6.29    $   7.04
                                                                   ========    ========
Total return                                                          (1.39)%++    1.66%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.08%+      1.09%+
  Net investment income Section                                        8.83%+      9.55%+
Portfolio turnover                                                       38%         58%
Net assets at end of period (000 Omitted)                          $ 32,500    $ 11,990

Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
       * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from certain expense offset arrangements.
     =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                   See notes to financial statements.

                                                                                     INTERNATIONAL INVESTORS TRUST
                                                                 -----------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                             JUNE 30, 2002  -------------------------------------------------
Per share data (for a share outstanding throughout each period):  (UNAUDITED)    2001        2000     1999      1998*     1997
                                                                   --------     -------    -------   -------   -------   -------
Net asset value -- beginning of period                             $  9.93      $ 13.16    $ 14.97   $ 13.19   $ 11.17   $ 10.62
                                                                   -------      -------    -------   -------   -------   -------
Income from investment operations#
  Net investment income                                            $  0.07      $  0.08    $  0.25   $  0.12   $  0.10   $  0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                      0.27        (1.89)     (0.58)     2.07      2.31      0.55
                                                                   -------      -------    -------   -------   -------   -------
      Total from investment operations                             $  0.34      $ (1.81)   $ (0.33)  $  2.19   $  2.41   $  0.69
                                                                   -------      -------    -------   -------   -------   -------
Less distributions declared to shareholders --
  From net investment income                                       $ (0.08)     $ (0.24)   $ (0.12)  $ (0.09)  $ (0.11)  $ (0.11)
  From net realized gain on investments and
   foreign currency transactions                                        --        (1.12)     (1.36)    (0.32)    (0.28)    (0.03)
  In excess of net realized gain on investments
   and foreign currency transactions                                    --        (0.06)        --        --        --       --
                                                                   -------      -------    -------   -------   -------   -------
      Total distributions declared to shareholders                 $ (0.08)     $ (1.42)   $ (1.48)  $ (0.41)  $ (0.39)  $ (0.14)
                                                                   -------      -------    -------   -------   -------   -------
Net asset value -- end of period                                   $ 10.19      $  9.93    $ 13.16   $ 14.97   $ 13.19   $ 11.17
                                                                   =======      =======    =======   =======   =======   =======

Total return=/=                                                       3.37%++    (14.63)%    (2.33)%   17.20%    21.68%     6.53%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.22%+       1.23%      1.21%     1.16%     1.16%     1.22%
  Net investment income                                               1.31%+       0.76%      1.81%     0.96%     0.79%     1.24%
Portfolio turnover                                                      40%         112%        80%      103%       54%      194%
Net assets at end of period (000 Omitted)                          $63,127      $64,134    $82,942   $84,569   $75,410   $51,368

                                                                      INTERNATIONAL
                                                                      INVESTORS TRUST
                                                                 --------------------------
                                                                   SIX MONTHS     PERIOD
                                                                     ENDED         ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)      2001*
                                                                  -----------   ----------
Net asset value-- beginning of period                              $  9.93      $ 10.57
                                                                   -------      -------
Income from investment operations#--
  Net investment income (loss)                                     $  0.07      $ (0.01)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                      0.26        (0.63)+++
                                                                   -------      -------
      Total from investment operations                             $  0.33      $ (0.64)
                                                                   -------      -------
Less distributions declared to shareholders--
  From net investment income                                       $ (0.08)     $    --
                                                                   -------      -------
Net asset value  end of period                                     $ 10.18      $  9.93
                                                                   =======      =======
Total return=/=                                                       3.26%++     (6.05)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.47%+       1.48%+
  Net investment income (loss)                                        1.46%+      (0.17)%+
Portfolio turnover                                                      40%         112%
Net assets at end of period (000 Omitted)                          $ 1,675      $   425

  * For the period from the inception of the Service Class, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period becuase of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.) Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                          MONEY MARKET SERIES
                                                                 -----------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED                     YEAR ENDED DECEMBER 31,
INITIAL CLASS SHARES                                             JUNE 30, 2002  -------------------------------------------------
Per share data (for a share outstanding throughout each period):  (UNAUDITED)    2001       2000       1999      1998*     1997
                                                                   --------    --------   --------   --------  --------  --------
Net asset value -- beginning of period                             $   1.00    $   1.00   $   1.00   $   1.00  $   1.00  $   1.00
                                                                   --------    --------   --------   --------  --------  --------
Income from investment operations# --
  Net investment income                                            $   0.01    $   0.04   $   0.06   $   0.05  $   0.05  $   0.05
Less distributions from net investment income                      $  (0.01)   $  (0.04)  $  (0.06)  $  (0.05) $  (0.05) $  (0.05)
                                                                   --------    --------   --------   --------  --------  --------
Net asset value  end of year                                       $   1.00    $   1.00   $   1.00   $   1.00  $   1.00  $   1.00
                                                                   ========    ========   ========   ========  ========  ========
Total return++                                                         0.68%++     3.78%      5.95%      4.66%     5.02%     5.06%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.59%+      0.57%      0.58%      0.57%     0.56%     0.57%
  Net investment income                                                1.36%+      3.56%      5.76%      4.57%     4.94%     4.94%
Net assets at end of period (000 Omitted)                          $690,083    $702,808   $476,370   $501,914  $465,545  $340,060

                                                                    MONEY MARKET SERIES
                                                                 --------------------------
                                                                   SIX MONTHS     PERIOD
                                                                     ENDED         ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)      2001*
                                                                  -----------   ----------
Net asset value -- beginning of period                             $   1.00    $   1.00
                                                                   --------    --------
Income from investment operations# --
  Net investment income                                            $   0.01    $   0.01
Less distributions from net investment income                      $  (0.01)   $  (0.01)
                                                                   --------    --------
Net asset value  end of year                                       $   1.00    $   1.00
                                                                   ========    ========
Total return=/=                                                        0.55%++     0.72%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.84%+      0.82%+
  Net investment income                                                1.11%       3.31%+
Net assets at end of period (000 Omitted)                          $ 52,597    $ 20,493

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                         STRATEGIC INCOME SERIES
                                                                      ----------------------------------------------------------
                                                                       SIX MONTHS
                                                                          ENDED           YEAR ENDED DECEMBER 31,     PERIOD ENDED
INITIAL CLASS SHARES                                                  JUNE 30, 2002  -------------------------------  DECEMBER 31,
Per share data (for a share outstanding throughout each period):       (UNAUDITED)     2001        2000        1999      1998*
                                                                       -----------   -------     -------     -------     -----
Net asset value -- beginning of period                                   $ 10.04     $ 10.10     $ 10.25     $ 10.04    $ 0.00***
                                                                         -------     -------     -------     -------    ------
Income from investment operations#
  Net investment income Section                                          $  0.30     $  0.67     $  0.79     $  0.70    $ 0.42
  Net realized and unrealized loss on
   investments and foreign currency                                        (0.14)      (0.34)      (0.51)      (0.25)    (0.38)
                                                                         -------     -------     -------     -------    ------
      Total from investment operations                                   $  0.16     $  0.33     $  0.28     $  0.45    $ 0.04
                                                                         -------     -------     -------     -------    ------
Less distributions declared to shareholders#--
  From net investment income                                             $ (0.46)    $ (0.35)    $ (0.43)    $ (0.14)   $   --
  From net realized gain on investments
   and foreign currency transactions                                          --       (0.03)         --       (0.04)       --
  In excess of net realized gain on investments
   and foreign currency transactions                                          --       (0.01)         --       (0.06)       --
                                                                         -------     -------     -------     -------    ------
      Total distributions declared to shareholders                       $ (0.46)    $ (0.39)    $ (0.43)    $ (0.24)   $   --
                                                                         -------     -------     -------     -------    ------
Net asset value -- end of period                                         $  9.74     $ 10.04     $ 10.10     $ 10.25    $10.04
                                                                         =======     =======     =======     =======    ======
Total return=/=                                                             1.57%++     3.31%       2.87%       4.61%     0.40%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                0.95%+      1.01%       0.98%       1.08%     1.29%+
  Net investment income++++                                                 6.11%+      6.69%       7.90%       6.90%     6.52%+
Portfolio turnover                                                            69%        179%        107%        150%      182%
Net assets at end of period (000 Omitted)                                $53,278     $47,813     $33,323     $19,683    $7,780

Section The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

  Net investment income                                                       --          --          --          --    $ 0.41
  Ratios (to average net assets):
     Expenses##                                                               --          --          --          --      1.42%+
     Net investment income                                                    --          --          --          --      6.41%+


                                                                       STRATEGIC INCOME SERIES
                                                                      --------------------------
                                                                       SIX MONTHS     PERIOD
                                                                         ENDED         ENDED
SERVICE CLASS SHARES                                                 JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):      (UNAUDITED)      2001*
                                                                       -----------   ----------
Net asset value -- beginning of period                                   $ 10.03     $  9.91
                                                                         -------     -------
Income from investment operations#++++
  Net investment income Section                                          $  0.29     $  0.21
  Net realized and unrealized loss on investments and foreign currency     (0.14)      (0.09)
                                                                         -------     -------
      Total from investment operations                                   $  0.15     $  0.12
                                                                         -------     -------
Less distributions declared to shareholders--
  From net investment income                                             $ (0.46)    $    --
  From net realized gain on investments and foreign currency
    transactions                                                              --         --
  In excess of net realized gain on investments and foreign currency
    transactions                                                              --         --
                                                                         -------     -------
      Total distributions declared to shareholders                       $ (0.46)    $  0.00
                                                                         -------     -------
Net asset value -- end of period                                         $  9.72     $ 10.03
                                                                         =======     =======
Total return=/=                                                             1.46%++     1.20%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                1.20%+      1.26%+
  Net investment income++++                                                 5.90%+      6.00%+
Portfolio turnover                                                            69%        179%
Net assets at end of period (000 Omitted)                                $ 8,116     $ 2,585

   * For the period from the commencement of the Service Class Shares, August 24, 2001, through December 31, 2001.
  ** For the period from the commencement of the series' investment operations,
     May 6, 1998, through December 31, 1998.
 *** Net asset value on date of commencement of operations.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 =/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the toal return figures for all periods shown.
++++ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
     Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition the ration of net investment income to average net assets decreased by 0.06%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Global Asset Allocation Series*, Global Government Series*, Global Growth Series, Global Telecommunications Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Investors Trust Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Strategic Value Series, Technology Series, Total Return Series, Utilities Series, and Value Series. All of these series are diversified except for the Global Asset Allocation Series, Global Government Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The International Investors Trust Series was known as the International Growth and Income Series until its name was changed on May 1, 2001. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies. The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's, compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

REPURCHASE AGREEMENTS -- Certain series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS -- Certain series of the trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

FUTURES CONTRACTS -- Certain series of the trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SECURITY LOANS -- State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned and the collateral on these loans were as follows:

                                                                                        EMERGING       GLOBAL       INTERNATIONAL
                                                                                         MARKET         ASSET         INVESTOR
                                                                                         EQUITY      ALLOCATION         TRUST
                                                                                         SERIES        SERIES          SERIES
            -------------------------------------------------------------------------------------------------------------------
            Value of securities loaned                                                 $4,621,046     $946,639       $7,377,774
            Collateralized by:
              Cash                                                                     $4,861,126     $970,070       $7,749,930

                                                                                                  EMERGING MARKETS EQUITY SERIES
                                                                                                  ------------------------------
                                                                                                                     IDENTIFIED
                                                                                                                      COST AND
ISSUER                                                                                                SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                        4,861,126       $4,861,126

                                                                                                  GLOBAL ASSET ALLOCATION SERIES
                                                                                                  ------------------------------
                                                                                                                     IDENTIFIED
                                                                                                                      COST AND
ISSUER                                                                                                SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                          970,070       $   970,070

                                                                                               INTERNATIONAL INVESTORS TRUST SERIES
                                                                                               ------------------------------------
                                                                                                                     IDENTIFIED
                                                                                                                      COST AND
ISSUER                                                                                                SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                                        7,749,930       $7,749,930


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS -- Certain series of the trust may enter into swap agreements. A swap is an exchange of cash payments between the series and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The series uses swaps for both hedging and non-hedging purposes. For hedging purposes, the series may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the series may use swaps to take a position on anticipated changes in the underlying financial index.

SHORT SALES -- Certain series of the trust may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

INVESTMENT TRANSACTIONS AND INCOME -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Certain series of the trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Certain series of the trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.


                                                                           EMERGING       GLOBAL                      GLOBAL
                                                                            MARKET         ASSET        GLOBAL         TOTAL
                                                              BOND          EQUITY      ALLOCATION    GOVERNMENT      RETURN
                                                             SERIES         SERIES        SERIES        SERIES        SERIES
--------------------------------------------------------------------------------------------------------------------------------
            Balance credits                                 $  3,616       $   1,348     $    133      $   3,124      $ 281
            Directed brokerage credits                            --              --           --             --         36
                                                           ----------      ---------     ----------   -----------    ----------
            Total                                           $  3,616       $   1,348     $    133      $   3,124      $  317
                                                           ----------      ---------     ----------   -----------    ----------

                                                                                       INTERNATIONAL
                                                           GOVERNMENT        HIGH        INVESTORS       MONEY       STRATEGIC
                                                           SECURITIES        YIELD         TRUST        MARKET        INCOME
                                                             SERIES         SERIES        SERIES        SERIES        SERIES
--------------------------------------------------------------------------------------------------------------------------------
            Balance credits                                 $  8,520       $   3,709     $     31      $     154     $ 1,386
            Directed brokerage credits                            --              --          170             --          --
                                                           ----------      ---------     ----------   -----------    ----------
            Total                                           $  8,520       $   3,709     $    201      $     154     $ 1,386
                                                           ----------      ---------     ----------   -----------    ----------


TAX MATTERS AND DISTRIBUTIONS -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 were as follows:

                                           BOND SERIES           EMERGING MARKETS EQUITY SERIES      GLOBAL ASSET ALLOCATION SERIES
                                      ----------------------      -----------------------------      ------------------------------
                                           DECEMBER 31,                  DECEMBER 31,                           DECEMBER 31,
                                      ----------------------      -----------------------------      ------------------------------
                                         2001         2000          2001           2000                  2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $4,112,856    $2,377,758     $       --     $   4,883            $6,672,238     $  5,541,581
Long-term capital gain                        --            --     $       --     $      --             7,880,055          959,983
                                     ------------   -----------    -----------    ----------           -----------    -------------
                                      $4,112,856    $2,377,758     $       --     $   4,883           $14,552,293     $  6,501,564
Tax return of capital                         --            --             --            --                    --               --
                                     ------------   -----------    -----------    ----------           -----------    -------------
Total distributions declared          $4,112,856    $2,377,758     $       --     $   4,883           $14,552,293     $  6,501,564
                                     ============   ===========    ===========    ==========          ============    =============

                                     GLOBAL GOVERNMENT SERIES      GLOBAL TOTAL RETURN SERIES        GOVERNMENT SECURITIES SERIES
                                      ----------------------      -----------------------------      ------------------------------
                                           DECEMBER 31,                  DECEMBER 31,                           DECEMBER 31,
                                      ----------------------      -----------------------------      ------------------------------
                                         2001         2000          2001           2000                  2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $       --    $2,702,078     $3,964,050    $2,238,156           $33,875,836     $ 31,085,513
Long-term capital gain                        --            --      5,860,343     5,382,595                    --               --
                                     ------------   -----------    -----------    ----------           -----------    -------------
                                      $       --    $2,702,078     $9,824,393    $7,620,751           $33,875,836     $ 31,085,513
Tax return of capital                         --         6,979             --            --                    --               --
                                     ------------   -----------    -----------    ----------           -----------    -------------
Total distributions declared          $       --    $2,709,057     $9,824,393    $7,620,751           $33,875,836     $ 31,085,513
                                     ============   ===========    ===========    ==========          ============    =============

                                                                          INTERNATIONAL
                                         HIGH YIELD SERIES            INVESTORS TRUST SERIES               MONEY MARKET SERIES
                                      ----------------------      -----------------------------      ------------------------------
                                           DECEMBER 31,                  DECEMBER 31,                           DECEMBER 31,
                                      ----------------------      -----------------------------      ------------------------------
                                         2001         2000          2001           2000                  2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                    $34,466,446   $31,322,565     $2,552,896    $  678,424           $21,952,049     $ 25,006,334
Long-term capital gain                        --            --      6,322,498     7,796,721                    --               --
                                     ------------   -----------    -----------    ----------           -----------    -------------
                                     $34,466,446   $31,322,565     $8,875,394    $8,475,145           $21,952,049     $ 25,006,334
Tax return of capital                        --             --             --            --                    --              --
                                     ------------   -----------    -----------    ----------           -----------    -------------
Total distributions declared         $34,466,446   $31,322,565     $8,875,394    $8,475,145           $21,952,049     $25,006,334
                                     ============   ===========    ===========    ==========          ============    =============

                                     STRATEGIC INCOME SERIES
                                      ----------------------
                                           DECEMBER 31,
                                      ----------------------
                                         2001         2000
--------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $1,558,568    $  906,553
Long-term capital gain                     2,951            --
                                      ----------    ----------
                                      $1,561,519    $  906,553
                                      ----------    ----------
Tax return of capital                         --            --
                                      ----------    ----------
Total distributions declared          $1,561,519    $  906,553
                                      ==========    ==========

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                      EMERGING         GLOBAL                        GLOBAL
                                                                       MARKETS          ASSET         GLOBAL          TOTAL
                                                         BOND          EQUITY        ALLOCATION     GOVERNMENTS      RETURN
                                                        SERIES         SERIES          SERIES         SERIES         SERIES
--------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                       $8,505,758       $  463,826      $2,616,035     $       --    $ 1,670,050
Undistributed long-term capital gain                   363,576               --              --             --             --
Capital loss carryforward                                   --      (10,077,113)    (11,236,729)    (2,860,654)    (1,908,710)
Unrealized loss                                     (1,206,037)         817,077        (288,355)    (1,795,995)       615,192
Other temporary differences                                 --               --         (65,909)            --             --

                                                                                    INTERNATIONAL
                                                      GOVERNMENT        HIGH          INVESTORS        MONEY        STRATEGIC
                                                      SECURITIES        YIELD           TRUST         MARKET         INCOME
                                                        SERIES         SERIES          SERIES         SERIES         SERIES
-------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                      $37,589,956      $37,605,076      $  482,755     $      671  $   2,648,763
Undistributed long-term capital gain                        --               --              --             --             --
Capital loss carryforward                             (822,824)     (58,821,874)     (4,231,454)          (671)      (541,956)
Unrealized loss                                      3,319,172      (62,271,378)     (2,896,052)            --      1,925,527
Other temporary differences                                 --               --              --             --             --


At December 31, 2001, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.


                                                                        EMERGING       GLOBAL                       GLOBAL
                                                                        MARKETS        ASSET         GLOBAL         TOTAL
                                                                        EQUITY      ALLOCATION     GOVERNMENT       RETURN
            EXPIRATION DATE                                             SERIES        SERIES         SERIES         SERIES
------------------------------------------------------------------------------------------------------------------------------
            December 31, 2003                                        $        --    $        --     $      --      $      --
            December 31, 2004                                                 --             --            --             --
            December 31, 2005                                                 --             --            --             --
            December 31, 2006                                          3,540,988             --            --             --
            December 31, 2007                                                 --             --     1,062,558             --
            December 31, 2008                                                 --             --     1,798,096             --
            December 31, 2009                                          6,536,125     11,236,729            --      1,908,710
                                                                    -------------   ------------   -----------    -----------
            Total                                                    $10,077,113    $11,236,729    $2,860,654     $1,908,710
                                                                    -------------   ------------   -----------    -----------

                                                                                      INTERNATIONAL
                                                            GOVERNMENT      HIGH        INVESTORS       MONEY       STRATEGIC
                                                            SECURITIES     YIELD          TRUST        MARKET        INCOME
            EXPIRATION DATE                                   SERIES       SERIES        SERIES        SERIES        SERIES
--------------------------------------------------------------------------------------------------------------------------------
            December 31, 2002                              $      --    $  701,562    $       --      $   141      $     --
            December 31, 2003                                     --     2,157,902            --           --            --
            December 31, 2004                                     --            --            --          530            --
            December 31, 2005                                     --            --            --           --            --
            December 31, 2006                                     --     5,630,168            --           --            --
            December 31, 2007                                     --     6,145,967            --           --            --
            December 31, 2008                                822,824     6,617,787            --           --            --
            December 31, 2009                                     --    37,568,488     4,231,454           --       541,986
                                                          -----------  -----------   -------------   ----------    ----------
            Total                                          $ 822,824   $58,821,874    $4,231,454       $  530      $541,986
                                                          -----------  -----------   -------------   ----------    ----------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST -- Each series of the trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser -- The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series.

Management fees and expense limitations are as follows:

                                                                                 MANAGEMENT        TOTAL EXPENSE
                                                                                     FEE             LIMITATION
-------------------------------------------------------------------------------------------------------------------
                    Bond Series                                                    0.60%                  N/A
                    Emerging Markets Equity Series                                 1.25%                  N/A
                    Global Asset Allocation Series                                 0.75%*                 N/A
                    Global Governments Series                                      0.75%*                1.25%
                    Global Total Return Series                                     0.75%*                 N/A
                    Government Securities Series                                   0.55%                 1.25%
                    High Yield Series                                              0.75%                 1.25%
                    International Investors Trust Series                           0.975%*                N/A
                    Money Market Series                                            0.50%                 0.60%**
                    Strategic Income Series                                        0.75%                  N/A

*The management fee for the Global Asset Allocation Series, Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Investors Trust Series is reduced to 0.925% of the average daily net assets in excess of $500 million.
**Total expense limitation is 0.60% and 0.85%, respectively, for the Initial Class and Service Class Shares..

Each series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

ADMINISTRATOR -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

         First $2 billion                            0.0175%
         Next $2.5 billion                           0.0130%
         Next $2.5 billion                           0.0005%
         In excess of $7 billion                     0.0000%

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, is distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                      EMERGING         GLOBAL
                                                                                       MARKET           ASSET           GLOBAL
                                                                       BOND            EQUITY        ALLOCATION       GOVERNMENT
                                                                      SERIES           SERIES           SERIES          SERIES
----------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                         $  64,076,284    $          --     $21,876,391    $11,834,662
                                                                   =============    =============     ===========    ============
Investments (non-U.S. government securities)                       $ 100,431,605    $  50,209,051     $40,941,325    $ 6,069,129
                                                                   =============    =============     ===========    ============
Sales
U.S. government securities                                         $  74,988,639    $          --     $21,959,906     $ 9,575,169
                                                                   =============    =============     ===========    ============
Investments (non-U.S. government securities)                       $  67,574,902    $  39,667,742     $40,210,198     $ 7,610,156
                                                                   =============    =============     ===========    ============

                                                       GLOBAL
                                                        TOTAL          GOVERNMENT        HIGH        INTERNATIONAL     STRATEGIC
                                                       RETURN          SECURITIES        YIELD          INVESTORS        INCOME
                                                        SERIES           SERIES         SERIES        TRUST SERIES       SERIES
----------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                         $  3,870,350     $488,870,666     $         --     $        --     $18,083,287
                                                   ============     ============     ============    ============     ===========
Investments (non-U.S. government securities)       $ 24,525,064     $  3,965,000     $160,190,219     $24,449,174     $25,582,360
                                                   ============     ============     ============    ============     ===========
Sales
U.S. government securities                         $  3,885,983     $406,716,122     $         --     $        --     $13,663,409
                                                   ============     ============     ============    ============     ===========
Investments (non-U.S. government securities)       $ 25,750,000     $  4,065,915     $131,254,199     $25,156,542     $21,797,047
                                                   ============     ============     ============    ============     ===========

Purchases and sales of investments for the Money Market Series, which consist solely of short-term obligations, amounted to $9,727,147,000 and $9,742,083,000, respectively, excluding repurchase agreements. The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

The cost and unrealized appreciation and depreciation in the value of the investments by the series, as computed on a federal income tax basis, are as follows:

                                                                              EMERGING      GLOBAL
                                                                               MARKETS       ASSET       GLOBAL        GLOBAL
                                                                  BOND         EQUITY     ALLOCATION   GOVERNMENT    TOTAL RETURN
                                                                 SERIES        SERIES       SERIES         SERIES       SERIES
---------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                               $214,425,434   $44,785,909   $77,571,582   $48,063,611   $85,557,195
                                                            =============   ===========   ============  ===========   ===========
Gross unrealized appreciation                                $  3,320,093   $ 2,771,407   $ 4,579,179   $ 1,592,816   $ 5,980,913
Gross unrealized depreciation                                  (4,523,466)   (3,353,994)   (5,263,873)     (304,668)   (4,055,284)
                                                            --------------  -----------   ------------  ------------  -----------
Net unrealized appreciation (depreciation)                    $(1,203,373)  $  (582,587)  $  (684,694)  $ 1,288,148     1,925,629
                                                            =============   ===========   ============  ===========   ===========
                                                                                      INTERNATIONAL
                                                            GOVERNMENT       HIGH       INVESTORS      MONEY        STRATEGIC
                                                            SECURITIES       YIELD        TRUST        MARKET         INCOME
                                                              SERIES        SERIES        SERIES       SERIES         SERIES
---------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                             $855,345,976   $417,197,800  $62,293,876  $735,177,502   $65,369,759
                                                            =============   ===========   ============  ===========   ===========
Gross unrealized appreciation                              $ 15,852,563   $  7,185,482  $ 5,670,262  $         --   $ 1,389,975
Gross unrealized depreciation                                (6,083,468)   (66,820,860)  (3,590,447)           --    (2,023,184)
                                                            --------------  -----------   ------------  ------------  -----------
Net unrealized appreciation (depreciation)                  $ 9,769,095   $(59,635,378) $ 2,079,815  $         --   $  (633,209)
                                                            =============   ===========   ============  ===========   ===========



(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                     BOND SERIES                           EMERGING MARKET EQUITY SERIES
                                   ------------------------------------------      ---------------------------------------------
                                    SIX MONTHS ENDED          YEAR ENDED              SIX MONTHS ENDED            YEAR ENDED
                                     JUNE 30, 2002         DECEMBER 31, 2001            JUNE 30, 2002         DECEMBER 31, 2001
                                  -------------------   ----------------------     ----------------------     --------------------
INITIAL CLASS                      SHARES     AMOUNT     SHARES        AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                     5,122,832  $57,570,536  13,524,680  $151,422,191   3,413,784  $ 33,348,236   2,513,68  $20,780,201
Shares issued to shareholders
   in reinvestment of
   distributions                  722,081    7,870,681     379,065     4,112,856      44,071       443,352         --           --
Shares reacquired              (4,530,218) (50,988,970) (5,835,193)  (65,491,954) (2,585,718)  (24,794,221)(2,904,634) (23,730,701)
                               ----------  -----------   ---------  ------------  ----------   -----------  ---------- ------------
  Net increase (decrease)       1,314,695  $14,452,247   8,068,552  $ 90,043,093     872,137  $  8,997,367   (390,947) $(2,950,500)
                               ==========  ===========   =========  ============  ==========   ===========  ========== ============

                                      SIX MONTHS ENDED       PERIOD ENDED*           SIX MONTHS ENDED            PERIOD ENDED*
                                       JUNE 30, 2002       DECEMBER 31, 2001           JUNE 30, 2002           DECEMBER 31, 2001
                                  -------------------   ----------------------     ----------------------     --------------------
SERVICE CLASS                      SHARES     AMOUNT     SHARES         AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                     1,832,835  $20,638,995   1,085,776   $12,291,950    328,216    $  3,169,34     52,303  $   427,543
Shares issued to shareholders
  in reinvestment of
  distributions                    91,807      998,862         --            --       2,039         20,474        --           --
Shares reacquired                (694,792)  (7,751,986)   (161,374)   (1,820,119)  (138,864)    (1,324,969)   (8,650)     (41,525)
                               ----------  -----------   ---------  ------------  ----------   -----------  ---------- ------------
  Net increase                  1,229,850  $13,885,871     924,402   $10,471,831    191,391    $ 1,864,846     43,653  $   386,018
                               ==========  ===========   =========  ============  ==========   ===========  ========== ============

                                      GLOBAL ASSET ALLOCATION SERIES                      GLOBAL GOVERMENT SERIES
                                  -------------------------------------------       ---------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED             SIX MONTHS ENDED             YEAR ENDED
                                    JUNE 30, 2002         DECEMBER 31, 2001          JUNE 30, 2002           DECEMBER 31, 2001
                                  -------------------   ----------------------     ----------------------    --------------------
INITIAL CLASS                     SHARES     AMOUNT      SHARES       AMOUNT       SHARES        AMOUNT      SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                       614,884   $6,961,743   1,108,431   $13,314,497   1,812,271 $ 17,843,870  1,805,469   $17,934,688
Shares issued to shareholders
   in reinvestment of
  distributions                   230,140    2,577,575   1,157,700    14,552,293          --           --         --           --
Shares reacquired              (1,335,860) (15,229,804) (2,566,407)  (31,325,462) (2,230,700) (21,874,643)(2,825,509)  (28,008,898)
                               ----------  -----------   ---------  ------------  ----------   -----------  ---------- ------------
  Net decrease                   (490,836) $(5,690,486)   (300,276)  $(3,458,672)   (418,429) $(4,030,773)(1,020,040) $(10,074,210)
                               ==========  ===========   =========  ============  ==========   ===========  ========== ============

                                    SIX MONTHS ENDED          PERIOD ENDED*          SIX MONTHS ENDED          PERIOD ENDED*
                                     JUNE 30, 2002          DECEMBER 31, 2001          JUNE 30, 2002          DECEMBER 31, 2001
                                  -------------------   ----------------------     ----------------------    --------------------
SERVICE CLASS                     SHARES     AMOUNT       SHARES       AMOUNT      SHARES        AMOUNT       SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                        99,208   $1,134,897      45,337    $  521,982    210,201     $2,044,268     23,082   $  230,836
Shares issued to shareholders
  in reinvestment of
  distributions                     3,437       38,458          --            --         --             --         --          --
Shares reacquired                 (18,001)    (200,882)     (2,462)      (27,833)  (124,501)    (1,212,922)    (5,713)     (56,809)
                               ----------  -----------   ---------  ------------  ----------   -----------  ---------- ------------
  Net increase                     84,644   $  972,473      42,875    $  494,149     85,700     $  831,346     17,369   $  174,027
                               ==========  ===========   =========  ============  ==========   ===========  ========== ============

                                    GLOBAL TOTAL RETURN SERIES                            GOVERNMENT SECURITIES SERIES
                            --------------------------------------------       ------------------------------------------------
                            SIX MONTHS ENDED               YEAR ENDED             SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2002           DECEMBER 31, 2001            JUNE 30, 2002            DECEMBER 31, 2001
                           --------------------     ---------------------      ----------------------      ----------------------
INITIAL CLASS              SHARES     AMOUNT         SHARES       AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold              1,039,522   $ 13,806,787    1,660,494   $22,495,921    36,000,111  $481,239,744   43,392,179   574,261,279
Shares issued to
   shareholders in
   reinvestment of
   distributions           120,859      1,607,431      717,633     9,824,392     2,692,478    34,598,337    2,656,928   33,875,836
Shares reacquired       (1,369,281)  $(18,177,556)  (2,199,040)  (29,702,181)  (36,025,330) (481,866,627) (36,867,751) (488,667,670)
                        -----------  -------------  -----------  -----------   ------------ ------------- ------------ ------------
  Net increase
   (decrease)             (208,900)  $ (2,763,338)     179,087   $ 2,618,132     2,667,259   $33,971,454    9,181,356  $119,469,445
                        ===========  =============  ===========  ===========   ============ ============  ============ ============

                            SIX MONTHS ENDED           PERIOD ENDED*             SIX MONTHS ENDED            PERIOD ENDED*
                             JUNE 30, 2002            DECEMBER 31, 2001            JUNE 30, 2002            DECEMBER 31, 2001
                           --------------------     ---------------------      ----------------------      --------------------
SERVICE CLASS             SHARES       AMOUNT       SHARES          AMOUNT       SHARES       AMOUNT        SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                245,873     $3,264,736      120,979   $ 1,590,700     5,945,780  $ 79,100,596    3,041,480  $ 40,541,346
Shares issued to
  shareholders in
  reinvestment of
  distributions              4,745         63,012           --            --       233,051     2,992,380           --            --
Shares reacquired          (49,014)      (647,801)      (9,773)     (127,652)   (3,010,816)  (40,087,034)    (768,050)  (10,195,469)
                        -----------  -------------  -----------  -----------   ------------ ------------- ------------ ------------
  Net increase             201,604     $2,679,947      111,206   $ 1,463,048     3,168,015  $ 42,005,942    2,273,430  $ 30,345,877
                        ===========  =============  ===========  ===========   ============ ============  ============ ============


                                        HIGH YIELD SERIES                            INTERNATIONAL INVESTORS TRUST SERIES
                         ------------------------------------------------      ------------------------------------------------
                            SIX MONTHS ENDED             YEAR ENDED               SIX MONTHS ENDED             YEAR ENDED
                              JUNE 30, 2002          DECEMBER 31, 2001              JUNE 30, 2002           DECEMBER 31, 2001
                          --------------------     ---------------------      ----------------------      --------------------
INITIAL CLASS            SHARES       AMOUNT         SHARES       AMOUNT       SHARES          AMOUNT      SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold             26,025,993   $180,934,879   37,058,513  $266,415,742     1,067,038  $ 10,830,205    1,630,544  $ 16,912,577
Shares issued to
  shareholders in
  reinvestment of
  distributions          5,295,912     34,582,305    4,734,402    34,466,447        44,851       465,998      819,519     8,875,394
Shares reacquired      (30,560,832)  (210,868,516) (33,224,462) (235,972,049)   (1,374,088)  (13,741,048)  (2,298,699)  (23,643,743)
                        -----------  -------------  -----------  -----------   ------------ ------------- ------------ ------------
  Net increase
    (decrease)             761,073     $4,648,668    8,568,453   $64,910,140      (262,199) $ (2,444,845)     151,364  $  2,144,228
                        ===========  =============  ===========  ===========   ============ ============  ============ ============

                             SIX MONTHS ENDED           PERIOD ENDED*             SIX MONTHS ENDED            PERIOD ENDED*
                              JUNE 30, 2002           DECEMBER 31, 2001             JUNE 30, 2002            DECEMBER 31, 2001
                         ----------------------     ----------------------     ------------------------    ------------------------
SERVICE CLASS             SHARES      AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold              8,045,431   $ 55,241,131    2,296,330   $15,965,079     1,170,478  $ 11,869,572       68,025   $   667,143
Shares issued to
  shareholders in
  reinvestment of
  distributions            463,723      3,023,477           --            --         1,647        17,107           --            --
Shares reacquired       (5,043,049)   (34,060,852)    (593,501)   (4,136,032)   (1,050,322)  (10,662,731)     (25,213)     (247,893)
                        -----------  -------------  -----------  -----------   ------------ ------------- ------------ ------------
  Net increase           3,466,105    $24,203,756    1,702,829   $11,829,047       121,803  $  1,223,948       42,812   $   419,250
                        ===========  =============  ===========  ===========   ============ ============  ============ ============

                                         MONEY MARKET SERIES                              STRATEGIC INCOME SERIES
                        ------------------------------------------------       --------------------------------------------------
                           SIX MONTHS ENDED              YEAR ENDED              SIX MONTHS ENDED             YEAR ENDED
                            JUNE 30, 2002             DECEMBER 31, 2001            JUNE 30, 2002           DECEMBER 31, 2001
                        ----------------------      ---------------------       --------------------       ----------------------
INITIAL CLASS            SHARES       AMOUNT         SHARES      AMOUNT         SHARES        AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold            401,015,689  $401,015,689   927,671,433  $927,671,433     1,858,959   $18,588,679    3,187,973  $ 31,991,233
Shares issued to
  shareholders in
  reinvestment of
  distributions          4,582,499     4,582,499    21,890,858    21,890,858       239,825     2,333,502      158,048     1,561,519
Shares reacquired     (418,322,923) (418,322,923) (723,124,608) (723,124,608)  (1,390,693)   (13,888,738)  (1,884,958)  (18,820,062)
                        -----------  -------------  -----------  -----------   ------------ ------------- ------------ ------------
  Net increase
   (decrease)          (12,724,735) $(12,724,735)  226,437,683  $226,437,683       708,091   $ 7,033,443    1,461,063  $ 14,732,690
                        ===========  =============  ===========  ===========   ============ ============  ============ ============

                            SIX MONTHS ENDED            PERIOD ENDED*            SIX MONTHS ENDED             PERIOD ENDED*
                              JUNE 30, 2002           DECEMBER 31, 2001            JUNE 30, 2002            DECEMBER 31, 2001
                        ----------------------      ---------------------       ---------------------      ----------------------
SERVICE CLASS            SHARES        AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold            150,464,823   $150,464,823   28,739,578   $28,739,578       774,803   $ 7,753,369      302,326   $ 3,025,874
Shares issued to
  shareholders in
  reinvestment of
  distributions            152,074        152,074       61,191        61,191        32,471       315,293           --            --
Shares reacquired     (118,512,750)  (118,512,750)  (8,307,749)   (8,307,749)     (230,013)   (2,278,215)     (44,731)     (447,776)
                        -----------  -------------  -----------  -----------   ------------ ------------- ------------ ------------
  Net increase          32,104,147    $32,104,147   20,493,020   $20,493,020       577,261   $ 5,790,447      257,595   $ 2,578,098
                        ===========  =============  ===========  ===========   ============ ============  ============ ============


* For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2002, were as follows:

                                                                                         COMMITMENT FEE
--------------------------------------------------------------------------------------------------------
            Bond Series                                                                         $942
            Emerging Market Equity Series                                                         56
            Global Asset Allocation Series                                                       441
            Global Government Series                                                             240
            Global Total Return Series                                                           383
            Government Securities Series                                                       4,133
            High Yield Series                                                                  3,058
            International Investors Trust Series                                                 256
            Money Market Series                                                                3,482
            Strategic Income Series                                                              654

(7) FINANCIAL INSTRUMENTS

Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2002, the series had sufficient cash and/or securities at least equal to the value of the written options.

WRITTEN OPTION TRANSACTIONS -- GLOBAL ASSET ALLOCATION SERIES

                                                                                                NUMBER OF           PREMIUMS
                                                                                                CONTRACTS           RECEIVED
-----------------------------------------------------------------------------------------------------------------------------
            OUTSTANDING, BEGINNING OF PERIOD                                                        2             $ 229,174
            Options written                                                                        --                    --
            Options terminated in closing transactions                                             --                    --
            Options exercised                                                                      (1)             (197,325)
            Options expired                                                                        (1)              (31,849)
                                                                                                -------           ----------
            OUTSTANDING, END OF PERIOD                                                             --                   $--
                                                                                                =======           ===========

At June 30, 2002, the series had sufficient cash and/or securities at least equal to the value of the written options.

WRITTEN OPTION TRANSACTIONS -- STRATEGIC INCOME SERIES

                                                                                                NUMBER OF            PREMIUMS
                                                                                                CONTRACTS            RECEIVED
----------------------------------------------------------------------------------------------------------------------------
            OUTSTANDING, BEGINNING OF PERIOD                                                       --            $       --
            Options written                                                                         1                   584
            Options terminated in closing transactions                                             (1)                $(584)
            Options exercised                                                                      --                    --
            Options expired                                                                        --                    --
                                                                                                -------           ----------
            OUTSTANDING, END OF PERIOD                                                             --            $       --
                                                                                                =======           ===========

At June 30, 2002, the series had sufficient cash and/or securities at least equal to the value of the written options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                     NET UNREALIZED
                                                                          CONTRACTS TO                   CONTRACTS    APPRECIATION
SERIES                           TRANSACTION  SETTLEMENT DATE          DELIVER/RECEIVE  IN EXCHANGE FOR   AT VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Series     Sales        9/17/02         AUD       5,213,157      $ 2,945,643      $2,912,546   $  33,097
                                                9/17/02         GBP       8,147,072       11,831,000      12,359,773    (528,773)
                                                9/17/02         SEK       5,066,642          516,598         546,962     (30,364)
                                                9/17/02         SGD         546,500          306,060         310,195      (4,135)
                                                                                         -----------     -----------   ----------
                                                                                         $15,599,301     $16,129,476   $(530,175)
                                                                                         ===========     ===========   ==========

                              Purchases         9/17/02         CHF       1,186,650      $   785,908     $   796,883   $   10,975
                                                9/17/02         GBP         565,575          835,846         857,918       22,072
                                                                                         -----------     -----------   ----------
                                                                                         $ 1,621,754     $ 1,654,801   $   33,047
                                                                                         ===========     ===========   ==========

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $374,926 with C.S. First Boston and net payables of $182,274 with Deutsche Bank, $7,801 with Merrill Lynch, and $144,187 with UBS Warburg.

At June 30, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

                                                                                                                     NET UNREALIZED
                                                                         CONTRACTS TO                     CONTRACTS    APPRECIATION
SERIES                        TRANSACTION    SETTLEMENT DATE            DELIVER/RECEIVE  IN EXCHANGE FOR   AT VALUE  (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
Global Government Series       Sales            9/17/02         DKK       3,457,987      $   438,669      $  457,106  $   (18,437)
                                                9/17/02         GBP          40,433           58,708          61,330       (2,622)
                                                9/17/02         SEK       1,764,265          179,886         190,459      (10,573)
                                                                                         -----------     -----------   ----------
                                                                                         $   677,263      $  708,895  $   (31,632)
                                                                                         ===========     ===========   ==========

                              Purchases          9/17/02        AUD         418,650      $   236,554      $  233,896  $    (2,658)
                                                 9/17/02        EUR         524,532          502,782         515,120       12,338
                                                                                         -----------     -----------   ----------
                                                                                         $   739,336      $  749,016  $     9,680
                                                                                         ===========     ===========   ==========

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $44,773 with Deutsche Bank and net receivables of $645,503 with C.S. First Boston, $10,598 with Merrill Lynch, and $11,093 with UBS Warburg.

At June 30, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

                                                                                                                      NET UNREALIZED
                                                                        CONTRACTS TO                       CONTRACTS   APPRECIATION
SERIES                        TRANSACTION    SETTLEMENT DATE          DELIVER/RECEIVE  IN EXCHANGE FOR     AT VALUE  ( DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Global Total Return Series    Sales             9/17/02         DKK        9,413,336     $ 1,194,527      $1,244,731  $   (50,204)
                                                9/17/02         GBP           18,425          26,753          27,949       (1,196)
                                                9/17/02         NZD        1,365,601         665,116         658,275        6,841
                                                9/17/02         SEK        4,126,252         420,716         445,443      (24,727)
                                                                                         -----------     -----------   ----------
                                                                                         $ 2,307,112      $2,376,398  $   (69,286)
                                                                                         ===========     ===========   ==========

                              Purchases         9/17/02         AUD         356,847      $   201,633      $  199,367  $    (2,266)
                                                9/17/02         EUR       1,118,082        1,071,720       1,098,021  $     26,301
                                                9/17/02         GBP         472,013          716,838         715,994  $      (844)
                                                                                         -----------     -----------   ----------
                                                                                         $ 1,990,191      $2,013,382  $    23,191
                                                                                         ===========     ===========   ==========


At June 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $223,576 with Deutsche Bank, $6,424 with Merrill Lynch, and a net payable of $749 with C.S. First Boston, and $4,987 with UBS Warburg.

At June 30, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

SERIES
----------------------------------------------------------------------
High Yield Series

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $68,495 with Deutsche Bank. At June 30, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.


                                                                                                                     NET UNREALIZED
                                                                         CONTRACTS TO                     CONTRACTS   APPRECIATION
SERIES                     TRANSACTION      SETTLEMENT DATE             DELIVER/RECEIVE  IN EXCHANGE FOR   AT VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series       Sales             9/17/02         DKK       5,180,414       $  685,446     $  684,791    $    655
                                                9/17/02         GBP          78,721          114,303        119,412      (5,109)
                                                9/17/02         NZD         555,826          270,715        267,930       2,785
                                                                                          ----------     ----------    ----------
                                                                                          $1,070,464     $1,072,133    $ (1,669)
                                                                                          ==========     ==========    ==========

                              Purchases         9/17/02         AUD          12,055       $    6,812     $   6,735     $    (77)
                                                9/17/02         EUR         644,168          617,457       632,610     $ 15,153
                                                                                          ----------     ----------    ----------
                                                                                          $  624,269     $ 639,345     $ 15,076
                                                                                          ==========     ==========    ==========

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $153,642 with Deutsche Bank and $13,453 with Merrill Lynch. At June 30, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS -- BOND SERIES

                                                                                                                      UNREALIZED
DESCRIPTION                               EXPIRATION               CONTRACTS                    POSITION             APPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
U.S Treasury Notes 10Yr.                 September 2002                31                          Long                $37,055

At June 30, 2002, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

FUTURES CONTRACTS -- GLOBAL ASSET ALLOCATION SERIES

                                                                                                                      UNREALIZED
DESCRIPTION                               EXPIRATION               CONTRACTS                    POSITION            APPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
DJ Euro Stoxx                            September 2002               133                         Long                $ 100,266
FTSE 100 Index                           September 2002                37                         Short                 (33,067)
Nikkei 225 Index                         September 2002                34                         Short                (115,118)
S&P 500 Index                            September 2002                 2                         Long                 (13,840)
                                                                                                                      ----------
                                                                                                                      $ (61,759)
                                                                                                                      ==========

At June 30, 2002, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

FUTURES CONTRACTS -- GLOBAL GOVERNMENT SERIES

                                                                                                                        UNREALIZED
DESCRIPTION                               EXPIRATION                CONTRACTS                   POSITION              APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
Japanese Government Bonds                September 2002                10                          Long                 $93,836

At June 30, 2002, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES

Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets.

At June 30, 2002, the Bond Series, and High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.01% and 0.02%, respectively, of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                               DATE OF    SHARE/PRINCIPAL
SERIES                  DESCRIPTION                                         ACQUISITION         AMOUNT      COST       VALUE
----------------------------------------------------------------------------------------------------------------------------------
Bond Series             Russian Federation, 12.75s, 2028                      3/5/02           110,000    $ 131,175   $  131,670
Bond Series             Falcon Asset Securitization, 1.78s, 2002             6/13/02         8,038,000    8,025,282    8,032,436
                                                                                                                       ---------
                                                                                                                      $8,164,106
                                                                                                                       =========
High Yield Series       Airplane Pass-Through Trust, 10.875s, 2019           3/13/96               691  $19,119,030   $   55,311
                        Atlantic Gulf Communities Corp.                      9/25/95                30           --           --
                                                                                                                       ---------
                                                                                                                        $ 55,311
                                                                                                                       =========

(9) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities.

The effect of this change for the year ended December 31, 2001 was the following:

                                                                                    GLOBAL ASSET      GLOBAL
                                                                        BOND         ALLOCATION     GOVERNMENT    GLOBAL TOTAL
                                                                       SERIES          SERIES         SERIES      RETURN SERIES
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) net investment income                            $(170,218)      $(78,520)      $(225,528)     $(155,685)
                                                                     ==========      =========      ===========    ===========
Increase (decrease) net unrealized appreciation (depreciation)       $ 119,729       $ 27,336       $ 161,009      $ 104,812
                                                                     ==========      =========      ===========    ===========
Increase (decrease) net realized gains (losses)                      $  50,489       $ 51,184       $  64,519      $  50,873
                                                                     ==========      =========      ===========    ===========

                                                                                     GOVERNMENT        HIGH         STRATEGIC
                                                                                     SECURITIES        YIELD         INCOME
                                                                                       SERIES         SERIES         SERIES
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) net investment income                                          $(1,613,187)      $(49,050)     $(27,478)
                                                                                   ============      =========      ========
Increase (decrease) net unrealized appreciation (depreciation)                     $ 1,383,269       $(48,021)     $ (8,688)
                                                                                   ============      =========      ========
Increase (decrease) net realized gains (losses)                                    $   229,918       $ 77,071      $ 36,166
                                                                                   ============      =========      ========

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation. There was no effect for the Emerging Market Equity Series, International Investors Trust Series, and Money Market Series.




------------------------------------------------------------------------------
THE MFS(R)/SUN LIFE SERIES TRUST ANNUAL REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRUBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

MFS(R)/SUN LIFE SERIES TRUST

500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE,
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS1:

Samuel Adams** Trustee (since 7/21/82) (born 10/19/25)
 Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since 4/24/86) (born 6/7/41)
  Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manger for the United Sates (until 1997).

C. James Prieur* Trustee, Chairman and President (since 7/29/99) (born 4/21/51) Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997), Vice President of Investments (1992 to November 1997).

J. Kermit Birchfield+ Trustee (since 5/12/97) (born 1/8/40)
  Consultant; Displaytech, Inc. (manufacturer of liquid crystal display technology), Managing Director; Century Partners, Inc. (investments), Managing Director: HPSC, Inc. (medical financing), Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Derwyn F. Phillips+ Trustee (since 4/24/86) (born 8/31/30)
  Retired; The Gillette Company, Former Vice Chairman (until 1991).

Robert C. Bishop+ Trustee (born 1/13/43)
  AutoImmune Inc. (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation
  (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; One Equity Capital, Life Sciences Advisory Board Member.

Frederick H. Dulles+ Trustee (born 3/12/42)
  McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December
  1996), Of Counsel (January 1997 to April 1997).

Ronald G. Steinhart+ Trustee (born 6/15/40)
  Private Investor; Bank One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director; United Auto Group, Inc. (retail auto dealer), Director.

Haviland Wright+ Trustee (born 7/21/48)
  Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk
  (born 03/06/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/06/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 09/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Ellen Moynihan++ Assistant Treasurer born 11/13/57)
  Massachusetts Financial Services Company, Vice President (since
  September 1996)

James O. Yost++ Assistant Treasurer (born 06/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

------------------------
+ Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").
* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial
   Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.

  All Trustees currently serve as Trustees of each Trust and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by the Trust's shareholders on May 1, 2001.

  All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series.

  The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
David S. Kennedy
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Donald F. Pitcher
Michael W. Roberge
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Frederick J. Simmons
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi

+Independent Trustee
++MFS Investment Management(R)


(C)2002 MFS Investment Management(R). MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.


                                                               SUN-3A 08/02 218M